UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22110

AdvisorShares Trust
(Exact name of registrant as specified in charter)

2 Bethesda Metro Center, Suite 1330
Bethesda, Maryland 20814
(Address of principal executive offices) (Zip code)

Dan Ahrens

AdvisorShares Trust
2 Bethesda Metro Center, Suite 1330
Bethesda, Maryland 20814
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-877-843-3831

Date of fiscal year end: June 30

Date of reporting period: June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ADVISORSHARES TRUST

2 Bethesda Metro Center
Suite 1330
Bethesda, Maryland 20814
www.advisorshares.com
877.THE.ETF1

Annual Report

June 30, 2012

ADVISORSHARES TRUST
Manager’s Discussion and Analysis

June 30, 2012

Thank you for being a shareholder of AdvisorShares ETFs. Our goal is to provide investors with access to great portfolio managers with compelling investment strategies in an innovative format that provides shareholders with transparency, intra-day liquidity, and an efficient operating structure. We are pleased to offer you our 2012 annual report.

As you can see from the chart below, we have continued to increase the number of ETFs we offer and have continued to increase our overall assets under management.

Source: AdvisorShares

During this time, we have offered the following new actively managed ETFs:

•	TTFS — AdvisorShares TrimTabs Float Shrink ETF (Domestic Equity Investment Strategy)
•	ACCU — AdvisorShares Accuvest Global Opportunities ETF (Global Equity Investment Strategy)
•	SSAM — AdvisorShares Rockledge SectorSAM ETF (Long/Short Domestic Equity Strategy)
•	GIVE — AdvisorShares GlobalECHO ETF (Multi-Manager Sustainability Strategy)

In addition, in December of 2011, we changed the portfolio manager of the Mars Hill Global Relative Value ETF (GRV), to Accuvest Global Advisors and renamed the ETF the AdvisorShares Accuvest Global Long/Short ETF (new ticker: AGLS).

As of June 30, 2012 I Source: AdvisorShares

As of June 30th, 2012, AdvisorShares has the largest number of actively managed ETFs offered in the market. We continue to see investors utilize the strategies and potential benefits that active ETFs offer as a part of their overall asset allocation. We look forward to continuing to offer new innovative managers and strategies to the market place. We appreciate the trust and confidence our shareholders have given to us.

Best Regards,

/s/ Noah Hamman

Noah Hamman
CEO, AdvisorShares Investments

An investment in the Funds is subject to risk, including the possible loss of principal amount invested. ADRs are subject to the risk of change in political or economic conditions and exchange rates in foreign countries. Certain funds may participate in leveraged transactions to include selling securities short which creates the risk of magnified capital losses. Under certain market conditions, short sales can increase the volatility and decrease the liquidity of certain securities or positions, and may lower the Fund’s return or result in a loss. The risks associated with each Fund include the risks associated with the underlying ETFs, which can result in higher volatility, and are detailed in each Fund’s prospectus and on each Fund’s webpage.

The views in this report were those of the Fund’s CEO as of June 30, 2012 and may not reflect his views on the date that this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investments and do not constitute investment advice.

ADVISORSHARES TRUST
Accuvest Global Long Short ETF (GRV)

Accuvest Global Advisors assumed management of the AdvisorShares Accuvest Global Long/Short ETF (NYSE Arca: AGLS) as of 12/1/2011. Since then, we have seen macro headlines dominate the investment landscape. Performance in the fund was as expected for two main reasons. First, in a market that makes strong moves to the upside with little volatility, our lower net exposure will tend to dampen upside returns. This was especially evident in the first quarter. Second, as a result of our investment process, our short book was heavily skewed towards European countries. We typically don’t have such heavy geographic concentration in the bottom of the rankings. However, most countries in continental Europe exhibit very poor fundamentals, poor momentum and elevated risks. The only quality that some European countries (Spain, Italy and France) have that makes them the least bit attractive is that they are cheap. As the year unfolded, a return of volatility and a focus on European sovereign risks were positive for the relative performance of AGLS. The relief rally came to a screeching halt in the first quarter of 2012 along with a return of volatility to the market. Subsequently, our shorts outperformed substantially, allowing us to limit losses in a very difficult market.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period July 9, 2010* to June 30, 2012

HISTORICAL PERFORMANCE
Total Return as of June 30, 2012

	1 Month	3 Month	Year to Date	1 Year	Since Inception 7/09/2010
Accuvest Global Long Short ETF NAV	-2.35%	-0.14%	3.16%	3.15%	-7.29%
Accuvest Global Long Short ETF Market**	-7.17%	-0.14%	4.75%	3.24%	-7.25%
MSCI World Index	5.10%	-5.07%	5.91%	-4.98%	8.44%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 3.42% and the net expense ratio is 3.21%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Mars Hill Global Relative Value ETF commenced operations on July 9, 2010.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. One cannot invest directly in an index.

ADVISORSHARES TRUST
Accuvest Global Opportunities ETF (ACCU)

We launched the AdvisorShares Accuvest Global Opportunities ETF (NYSE Arca: ACCU) on 1/25/2012, so it has less than a full year of operational history. Performance in the fund was slightly behind our benchmark, the MSCI All Country World Index, but was still within the range of expectations for the strategy. Countries with strong Fundamentals and Momentum performed well in the first quarter, while countries with lower Risk and lower Valuations were more of a mixed bag. In the 2nd quarter, only 2 countries had positive returns, and those were Belgium and Turkey. We saw a more balanced contribution of factors this quarter, with Momentum and Risk factors being positive contributors to performance, while Valuation factors were again negative. The most negative performing countries were also the cheapest, including two of our top holdings. Russia was down -14.5% and Korea was down -8.6%. Going forward, we will expect better relative performance as countries begin to follow their own fiscal and monetary policy paths, leading to greater return dispersion between countries.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period January 25, 2012* to June 30, 2012

HISTORICAL PERFORMANCE
Total Return as of June 30, 2012

	1 Month	3 Month	Since Inception 1/25/2012
Accuvest Global Opportunities ETF NAV	4.67%	-6.22%	-2.24%
Accuvest Global Opportunities ETF Market**	4.67%	-6.21%	-2.20%
MSCI AC World Index ex USA	5.90%	-7.61%	3.93%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) and net expense ratio is 1.78%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Accuvest Global Opportunities ETF commenced operations on January 25, 2012.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI AC World Index is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. One cannot invest directly in an index.

ADVISORSHARES TRUST
Active Bear ETF (HDGE)

For the fiscal year ending 06/30/2012, the AdvisorShares Active Bear ETF (NYSE Arca: HDGE) gained 3.05% while the S&P 500 Index gained 5.45%. As a short-only investment vehicle, HDGE seeks to outperform peers and relevant benchmarks on a relative basis during bull markets. During down markets and/or highly volatile market conditions characterized by fear and uncertainty, HDGE seeks to generate positive results and outperform peers and relevant benchmarks on both a relative and absolute basis.

At the beginning of the fiscal year (07/01/2011), valuations were on the high side and the market was primed for a correction, which occurred during the third quarter. The anxiety associated with the market correction was lead by a series of events such as, the downgrade of U.S. debt by Standard & Poor’s; tepid growth and stubbornly high unemployment in the U.S.; concerns regarding European sovereign debt; slowing growth in China; and, the political venom of the Presidential election year. HDGE generated positive results during the third quarter of 2011 and again during the first two months of the second quarter of 2012, during market conditions characterized by volatility, fear and uncertainty. On the other hand, HDGE incurred losses in the fourth quarter of 2011 and first quarter of 2012, as volatility, fear and uncertainty abated.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period January 27, 2011* to June 30, 2012

HISTORICAL PERFORMANCE
Total Return as of June 30, 2012

	1 Month	3 Month	Year to Date	1 Year	Since Inception 1/27/2012
Active Bear ETF NAV	-4.50%	13.20%	-6.68%	3.00%	-4.74%
Active Bear ETF Market**	-4.62%	13.08%	-6.75%	3.05%	-4.71%
S&P 500	4.12%	-2.75%	9.49%	5.45%	10.13%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) and net expense ratio is 3.29%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Active Bear ETF commenced operations on January 27, 2011.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One can not invest directly in an index.

ADVISORSHARES TRUST
Cambria Global Tactical ETF (GTAA)

The AdvisorShares Cambria Global Tactical ETF (NYSE Arca: GTAA) was launched on 10/26/2010. For the period from July 1, 2011 through June 30, 2012, GTAA had a return of -8.07%. While it underperformed the S&P 500 Index, GTAA is a broadly diversified ETF that includes other asset classes beyond domestic equities, such as commodities, international equities, fixed income, and real estate. We believe that GTAA, over full market cycles, can provide its benefit in declining markets by assuming a defensive posture and utilizing cash as an alternative to its long positions.

Typically, volatile markets will have a negative impact on fund performance while trending markets will have a positive impact on fund performance. We have witnessed both markets during the fiscal year ended June 30, 2012, and thus positive and negative impacts to the performance of the fund across various holdings.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period October 26, 2010* to June 30, 2012

HISTORICAL PERFORMANCE
Total Return as of June 30, 2012

	1 Month	3 Month	Year to Date	1 Year	Since Inception 10/26/2010
Cambria Global Tactical ETF NAV	1.67%	-2.71%	1.02%	-7.84%	-2.40%
Cambria Global Tactical ETF Market**	1.63%	-2.76%	1.91%	-8.07%	-2.52%
S&P 500 Index	4.12%	-2.75%	9.49%	5.45%	10.13%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.47% and the net is 1.42%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Cambria Global Tactical ETF commenced operations on October 26, 2010.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One can not invest directly in an index.

ADVISORSHARES TRUST
Dent Tactical ETF (DENT)

The AdvisorShares Dent Tactical ETF (NYSE Arca: DENT) lost -13.12% for the year ended 06/30/2012 while over the same period of time the S&P 500 Index gained 5.45%. This was a result of the funds timing signals being out of phase with the market. The fund admirably avoided the steep sell off during the summer of 2011, but had difficulty getting into step with the market, once it began to rally from the October through April time period.

The AdvisorShares Board of Trustees approved the closing and subsequent liquidation of DENT, and following its last day of trading on August 8, 2012, the ETF will cease operations, withdraw its assets, and distribute the remaining proceeds to shareholders on or after August 15, 2012.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period September 16, 2009* to June 30, 2012

HISTORICAL PERFORMANCE
Total Return as of June 30, 2012

	1 Month	3 Month	Year to Date	1 Year	Since Inception 9/16/2009
DENT Tactical ETF NAV	-0.56%	-2.78%	-5.22%	-13.12%	-3.66%
DENT Tactical ETF Market**	-0.50%	-2.73%	-5.33%	-13.18%	-3.72%
S&P 500 Index	4.12%	-2.75%	9.49%	5.45%	10.13%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.41% and the net is 1.65%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	DENT Tactical ETF commenced operations on September 16, 2009.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One can not invest directly in an index.

ADVISORSHARES TRUST
Global Echo ETF (GIVE)

The AdvisorShares Global Echo ETF (NYSE Arca: GIVE) gained 1.60% from inception (5-23-2012) through 6-30-12 on a Net Asset Value basis, and 1.98% during the same period on a Market Value basis. While it underperformed the S&P 500 Index, GIVE is a broadly diversified ETF that includes an active tactical strategy that can invest in inverse and bear market ETFs to potentially profit from market downturns, thus dampening overall portfolio volatility. We believe that over full market cycles, GIVE will achieve competitive risk-adjusted returns by actively adjusting from more defensive to more opportunistic positions.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period May 23, 2012* to June 30, 2012

HISTORICAL PERFORMANCE
Total Return as of June 30, 2012

	1 Month	Since Inception 5/23/2012
Global Echo ETF NAV	2.07%	1.60%
Global Echo ETF Market**	2.18%	1.98%
MSCI World Index	5.10%	8.44%
Barclays US Aggregate Bond Index	0.04%	8.26%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) and the net expense ratio is 1.70%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Global Echo ETF commenced operations on May 23, 2012.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. One cannot invest directly in an index.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. One cannot invest directly in an index.

ADVISORSHARES TRUST
MADRONA DOMESTIC ETF (FWDD)

The AdvisorShares Madrona Domestic ETF (NYSE Arca: FWDD) was down -2.65% for the year ended 06/30/2012. While this is less than the 5.45% return from the S&P 500 Index, FWDD has performed well in up markets. For example for Q1 2012 (01/01/12 – 03/31/12) FWDD was outperforming its Index by 2.60%. This is partly due to the fact that we were experiencing an up market for that quarter. FWDD is designed to produce higher returns by selecting companies with superior future expected earnings relative to its stock price. We believe this fund will perform best in up markets and obtain higher returns than its index. FWDD has a Beta of 1.1388 which suggests that investors have the possibility of a higher rate of return than if they were to invest in the S&P 500 Index. Along with higher returns also comes the assumption of a higher rate of risk, because FWDD is 13.9% more volatile than its index, thus signifying that FWDD has the potential to perform better in an up market than in a declining market.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period June 21, 2011* to June 30, 2012

HISTORICAL PERFORMANCE
Total Return as of June 30, 2012

	1 Month	3 Month	Year to Date	1 Year	Since Inception 6/21/2011
Madrona Domestic ETF NAV	2.72%	-6.08%	7.84%	-2.65%	1.48%
Madrona Domestic ETF Market**	2.72%	-6.23%	7.66%	-2.76%	1.37%
S&P 500 Index	4.12%	-2.75%	9.49%	5.45%	10.13%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross and net) is 1.12%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Madrona Domestic ETF commenced operations on June 21, 2011.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One can not invest directly in an index.

ADVISORSHARES TRUST
MADRONA GLOBAL BOND ETF

The AdvisorShares Madrona Global Bond ETF (NYSE: Arca: FWDB) gained 5.59% for the year ended
06/30/2012. Its benchmark, the Barclays Capital Aggregate Bond Index gained 7.47%. Barclays Capital U.S. Aggregate Bond Index is a broad-based index which is weighted according to market capitalization, and is used to represent investment grade bonds traded in the United States. While FWDB slightly underperformed its Index, the Global Bond allocation is expected to outperform its index in the future. This is due to a consistent overweight to U.S. Treasuries in most other bond ETFs, which we expect will lose value in the near future. Madrona Global Bond is diversified and balanced, offering a truly global bond allocation that we believe can produce returns greater than its index through the use of such diversification.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period June 21, 2011* to June 30, 2012

HISTORICAL PERFORMANCE
Total Return as of June 30, 2012

	1 Month	3 Month	Year to Date	1 Year	Since Inception 6/21/2011
Madrona Global Bond ETF NAV	1.25%	1.02%	3.25%	5.59%	5.48%
Madrona Global Bond ETF Market**	1.25%	0.94%	3.33%	5.49%	5.42%
Barclays Capital U.S. Aggregate Bond Index	0.04%	2.06%	2.37%	7.47%	8.26%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.17% and the net is 1.15%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Madrona Global Bond ETF commenced operations on June 21, 2011.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. One cannot invest directly in an index.

ADVISORSHARES TRUST
MADRONA INTERNATIONAL ETF

The AdvisorShares Madrona International ETF (NYSE Arca: FWDI) was down -19.11% for the year ended 06/30/2012, while its benchmark, the MSCI EAFE Index was down -13.83%. The MSCI EAFE Index is a market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. Madrona International ETF selects a portfolio primarily composed of at least 250 of the world’s largest American Depositary Receipts (ADRs) excluding the U.S. FWDI is designed to produce higher returns than the MSCI EAFE Index by selecting international ADRs with superior future expected earnings relative to their stock prices. Using this valuation weighting system, we believe the fund can attain a higher rate of return than that of its index, which is weighted solely on market capitalization.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period June 21, 2011* to June 30, 2012

HISTORICAL PERFORMANCE
Total Return as of June 30, 2012

	1 Month	3 Month	Year to Date	1 Year	Since Inception 6/21/2011
Madrona International ETF NAV	6.63%	-9.26%	3.79%	-19.11%	-14.95%
Madrona International ETF Market**	0.86%	-9.09%	3.79%	-18.95%	-14.76%
MSCI EAFE Index	7.01%	-7.13%	2.96%	-13.83%	8.84%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) and the net is 1.12%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Madrona International ETF commenced operations on June 21, 2011.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI EAFE Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. One cannot invest directly in an index.

ADVISORSHARES TRUST
MEIDELL TACTICAL ADVANTAGE ETF

The AdvisorShares Meidell Tactical Advantage ETF (NYSE Arca: MATH) gained +0.31% for the year ended 6/30/2012 while the S&P 500 Index gained +5.45% over the same time period. The fund was able to deliver near market returns with dramatically less volatility due to the funds ability to shift from stock to bonds and cash as dictated by changes in price behavior. Specifically, the funds quantitative signals were able to avoid the August through September decline cause by fears over the European financial crisis. Additionally, the fund increased its allocation to equities during October and November in time to participate in the January through April rally of this year.

The fund began falling behind the S&P 500 Index beginning in March as the equity markets narrowed to U.S. large-cap stocks, causing the small and mid-cap stocks to underperform. Although our faster signals began exiting the market in mid-May, our slower signals did not begin moving out of the market until late June. Therefore, half of our portfolio bore the brunt of the markets decline. This delayed sell signal was a result of the narrower market top in 2012 which lasted only two months (March and April) versus the five to six month top seen in 2011 prior to the summer sell off.

The fund is designed to outperform the stock market over a complete market cycle by avoiding large drawdowns through a unique fund selection process designed to overweight outperforming asset classes while under weighting or eliminating those that are underperforming.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period June 23, 2011* to June 30, 2012

HISTORICAL PERFORMANCE
Total Return as of June 30, 2012

	1 Month	3 Month	Year to Date	1 Year	Since Inception 6/23/2011
Meidell Tactical Advantage ETF NAV	0.24%	-6.44%	2.36%	0.31%	0.54%
Meidell Tactical Advantage ETF Market**	1.56%	-5.14%	3.82%	1.71%	1.95%
S&P 500 Index	4.12%	-2.75%	9.49%	5.45%	10.13%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.20% and the net is 1.60%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Meidell Tactical Advantage ETF commenced operations on June 23, 2011.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One can not invest directly in an index.

ADVISORSHARES TRUST
Peritus High Yield ETF (HYLD)

The AdvisorShares Peritus High Yield ETF (NYSE Arca: HYLD) gained 3.27% for the period 7/1/11 to 6/30/12. After facing a broad correction in the high yield market in the summer and early fall of 2011, we have regained the ground lost, with a return of 7.25% YTD 2012. Peritus’ portfolio holdings positioned them better to withstand the market downturn in the summer of 2011, but as the market reversed and began its recovery in the fall of 2011, Peritus’ holdings initially benefited less from the massive fund inflows, as we generally hold off-the-run names, less trafficked by the index-based products. With our emphasis on credit selection and a more focused portfolio, the Peritus High Yield ETF has experienced lower volatility (as measured by standard deviation) relative to the index-based high yield ETFs. With active management, Peritus undertakes the fundamental work necessary to determine the credits’ viability and return prospects. We believe that this intensive research process, along with the significant yield advantage offered by the Peritus High Yield ETF, positions us well for the year ahead.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period December 1, 2010* to June 30, 2012

HISTORICAL PERFORMANCE
Total Return as of June 30, 2012

	1 Month	3 Month	Year to Date	1 Year	Since Inception 12/01/2010
Peritus High Yield ETF NAV	0.81%	0.34%	7.25%	3.27%	6.63%
Peritus High Yield ETF Market**	0.72%	-0.04%	6.34%	2.75%	6.64%
Barclays U.S. High Yield Index	2.11%	1.83%	7.27%	7.27%	9.43%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.58% and the net is 1.36%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Peritus High Yield ETF commenced operations on December 1, 2010.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Barclays U.S. High Yield Index is an unmanaged index considered representative of the universe of U.S. fixed rate, non investment grade debt. One cannot invest directly in an index.

ADVISORSHARES TRUST
Rockledge SectorSAM ETF (SSAM)

The AdvisorShares Rockledge SectorSAM ETF (NYSE Arca: SSAM) turned in a slightly negative -1.25% return for its first six months. SSAM underperformed its 3-Month Treasury Bill Index benchmark, which gained approximately 0.40% for the same six month period ending June 30, 2012. In a marketplace that has been overshadowed by news headlines more than specific company fundamentals, the defensive SSAM strategy achieved part of its goal, yielding returns that are uncorrelated to the broad equity markets and exhibiting half the volatility, or risk, of US equities. With more certainty in Europe, clarity on the elections here, better understanding of the Federal Reserve’s direction and stability in oil prices, Rockledge expects markets to revert to more fundamentally driven price movements. Reducing the impact of geopolitical events should result in a more conducive environment for sector rotation.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period January 11, 2012* to June 30, 2012

HISTORICAL PERFORMANCE
Total Return as of June 30, 2012

	1 Month	3 Month	Since Inception 1/11/2012
Rockledge SectorSAM ETF NAV	-0.98%	-2.32%	-1.25%
Rockledge SectorSAM ETF Market**	-0.98%	-2.32%	-1.21%
Merrill Lynch 3-Month U.S. Treasury Bill Index	0.01%	0.03%	5.75%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.80% and the net is 1.50%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Rockledge SectorSAM ETF commenced operations on January 11, 2012.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The BofA Merrill Lynch 3-Month Treasury Bill Index is an unmanaged index comprised of a single issue purchased at the beginning of the month and held for a full month. One cannot invest directly in an index.

ADVISORSHARES TRUST
TrimTabs Float Shrink ETF (TTFS)

The AdvisorShares TrimTabs Float Shrink ETF (NYSE Arca: TTFS) gained 26.62% net of fees and 26.93% market price since its inception on October 5, 2011 through June 30, 2012. The fund outperformed the Russell 3000 Index by 3.30% and the S&P 500 Index by 3.40% in this period. Moreover, it outperformed the Buyback Achievers Index (www.mergent.com), which is “designed to track the performance of companies that. . . have repurchased 5% or more of its common stock in the trailing 12 months,” by 4.00% net of all fees. It also outperformed the Sabrient Insider Sentiment Index (www.sabrient.com), which “identifies 100 stocks. . . that reflect favorable corporate insider buying trends,” by 6.20% net of all fees.

The excess return the fund earned over the Russell 3000 Index since its inception widened to 326 basis points (bps) (3.26%) as of June 30, 2012, from 210 bps (2.10%) a month earlier. Breaking down the excess return, the difference between the total return of the fund and the Russell 3000 Index that can be attributed to security selection—choosing different securities within a sector from those in the benchmark—was 188 bps (1.88%). The difference between the total return of the fund and the Russell 3000 Index that can be attributed to sector allocation—weighting sectors differently than the benchmark—was 138 bps (1.38%). The fund has consistently generated positive excess returns from active security selection and sector allocation since its inception.

The major negative impact on TTFS performance came from a few underperforming small-cap stocks. TTFS is an equally-weighted strategy. Structurally there is a small-cap tilt from underweighting mega-cap companies. Therefore a loss in small-cap companies could be a major performance drag compared to market-cap weighted strategies.

S&P 500 Index companies spent $84.3 billion on stock buybacks in Q1 2012, down 6.2% from Q1 2011. This decline was the first year-on-year drop in two years. When stock buybacks started to decline significantly in Q1 2008, companies did not boost their spending on buybacks for another two years. Measuring the tradable float rather than shares outstanding offers investors a better way to take advantage of the shrinking supply of a company’s stock, as buybacks are historically volatile.

The float of the Russell 3000 Index shrank at an annualized rate of 2.0% in June, while companies in the fund reduced the float at an annualized rate of 9.7%. The free cash flow yield of the Russell 3000 Index dropped to 6.7% by the end of June, while companies in the fund sported a free cash flow yield of 7.9%. From a more traditional price/earnings (P/E) ratio perspective, the holdings of the fund are slightly cheaper (14.2) than the Russell 3000 Index (14.8). These statistics suggest the fund is well positioned to capture value for investors.

The Buyback Achievers Index is designed to track the performance of companies that are incorporated in the United States, trade on: NYSE or NASDAQ and have repurchased 5% or more of its common stock in the trailing 12 months. The Index is reconstituted annually and rebalanced on a quarterly basis. The Index is calculated using a modified market capitalization weighting methodology and is published by the American Stock Exchange under ticker symbol DRB.

The Sabrient All-Cap Insider/Analyst Quant-Weighted Index is a quantitatively-weighted index comprised of 100 of the top publicly traded companies in the S&P 500 Index. The Index reflects positive sentiment among those “insiders” closest to a company’s financials and business prospects, such as top management, directors, large institutional holders, and the Wall Street research analysts who follow the company. One cannot invest in an index.

(BPS) A basis point is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument.

Float is the total number of shares publicly available for trading. The float is calculated by subtracting restricted shares from shares outstanding.

P/E Ratio is the current ratio of a company’s price to its earnings.

Free cash flow yield is the free cash flow per share divided by the price of the stock. This is an average of all holdings in the portfolio as of the date shown.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period October 5, 2011* to June 30, 2012

HISTORICAL PERFORMANCE
Total Return as of June 30, 2012

	1 Month	3 Month	Year to Date	Since Inception 10/5/2011
TrimTabs Float Shrink ETF NAV	4.81%	-1.69%	11.13%	26.62%
TrimTabs Float Shrink ETF Market**	5.06%	-1.45%	11.73%	26.93%
Russell 3000 Index	3.92%	-3.15%	9.32%	11.39%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.29% and the net is 0.99%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	TrimTabs Float Shrink ETF commenced operations on October 5, 2011.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One can not invest directly in an index.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

ADVISORSHARES TRUST
WCM/BNY Mellon Focused Growth ADR ETF (AADR)

The AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF (NYSE Arca: AADR) declined by -8.36% from 06/30/2011 to the period ended 06/30/2012, outperforming the MSCI EAFE Index which declined -13.83%, or roughly 5½% net of AADR fees (MSCI EAFE is an index and does not include the management fees, which would further increase the outperformance of AADR).

Early in AADR’s fiscal year, performance was particularly aided by allocation, since the portfolio had less relative exposure to the economically sensitive sectors that offered up the greatest declines. On the other hand, country allocation was a headwind due to our limited presence (less than 5% of the portfolio) in Japan and the UK, both of which control significant weights in the index and outperformed meaningfully. Our large weighting in Switzerland also hurt. Like the US Dollar, the Swiss Franc typically does well during times of distress, but it depreciated significantly in early September 2011 when the Swiss National Bank intervened to buffer its export base.

Our exposure to emerging markets (EM) was a net positive, which may seem counter-intuitive given the significant decline in that part of the world in late 2011, but that’s consistent with past results and accounted for by the distinct nature of the holdings. Not only do they pass our test of simple-to-understand businesses with clean financials, low or no debt, and consistent earnings, but most are regionally diversified and/or derive a significant portion of their revenues from the developed world. But despite that latter point, we have always been adamant that our EM holdings will not find their way into the portfolio merely because of a seductive, top-down Gross Domestic Product (GDP) growth story, which often proves more fleeting than company factors. Instead, every EM holding must stand on its own two feet, passing our just mentioned attractive business test. As the calendar year 2011 drew to a close, stock selection contributed more, though sector allocations still helped.

The beginning of calendar 2012 was driven by a renewed appetite for risk, as cyclically-oriented and lower-quality equities led the market. The popular causes were improving economic data, undemanding valuations, and most notably, less fear about liquidity concerns in Europe. The credit for this last one goes to the European Central Bank’s new lending facility (known as the “LTRO”, for long-term refinancing operations). As would be expected, the portfolio lagged a bit during this lower-quality stretch, but once the euphoria over the LTRO came to an end, relative performance improved.

Our claim that the first few months of 2012 were a “low-quality rally” is supported by looking at the outperformance of individual companies on our broader watch list. When businesses leveraged four-to-seven times appreciate 40–50% on no meaningful news, you know you’re in the middle of a low-quality bounce. Fortunately, these kinds of environments always come and go, and tend to be fleeting. We think that’s because low-quality firms do not possess the characteristics required to deliver meaningful outperformance over a full cycle, let alone more than a few quarters.

During difficult market environments such as this one, it’s tempting to obsess over the latest analysis on the European banking crisis, the slowdown in China, or the deteriorating growth conditions in the U.S., all of which ostensibly contributed to drive the market down this past year. Let us suggest, though, that instead of that, WCM focused on exercising sound investment temperament and steadfastly remaining true to its investment process. As a result, AADR did well. We believe more investors may choose this alpha-producing AADR over other index-based options especially when the market turns down, and when lower quality stocks are likely to see significant declines.

Alpha is a measure of the difference between a portfolio’s actual returns and its expected performance, given its level of risk as measured by beta. A positive Alpha figure indicates the portfolio has performed better than its beta would predict. In contrast, a negative Alpha indicates the portfolio has underperformed, given the expectations established by beta.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period July 21, 2010* to June 30, 2012

HISTORICAL PERFORMANCE
Total Return as of June 30, 2012

	1 Month	3 Month	Year to Date	1 Year	Since Inception 7/21/2010
WCM/BNY Mellon Focused Growth ADR ETF NAV	3.31%	-7.29%	3.41%	-7.94%	8.02%
WCM/BNY Mellon Focused Growth ADR ETF Market**	3.26%	-7.36%	2.86%	-8.36%	7.98%
MSCI EAFE Index	7.01%	-7.13%	2.96%	-13.83%	8.84%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 3.04% and the net is 1.25%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the net expense ratio. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	WCM/BNY Mellon Focused Growth ADR ETF commenced operations on July 21, 2010.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI EAFE Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. One cannot invest directly in an index.

ADVISORSHARES TRUST

Shareholder Expense Examples

As a shareholder of the Fund, you incur transaction cost and ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an initial investment of $1,000 invested at the beginning of the period and held for the period ended June 30, 2012.

Actual Expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses attributable to your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses for the period. You may use this information to compare the ongoing costs of investing in the Funds and other ETF funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

In addition, if these transactional costs were included, your costs would have been higher.

Fund Name	Beginning Account Value	Ending Account Value 6/30/2012	Annualized Expense Ratio for the Period*	Expenses Paid
Accuvest Global Long Short ETF
Actual	$1,000.00	$1,031.60	1.50%	$7.58
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,017.40	1.50%	$7.52
Accuvest Global Opportunities ETF(1)
Actual	$1,000.00	$977.60	1.25%	$5.30
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,016.09	1.25%	$5.41
Active Bear ETF
Actual	$1,000.00	$933.20	1.68%	$8.27
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,016.31	1.68%	$8.62
Cambria Global Tactical ETF
Actual	$1,000.00	$1,010.20	0.99%	$4.95
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.94	0.99%	$4.97

ADVISORSHARES TRUST

Shareholder Expense Examples (continued)

Fund Name	Beginning Account Value	Ending Account Value 6/30/2012	Annualized Expense Ratio for the Period*	Expenses Paid
Dent Tactical ETF
Actual	$1,000.00	$947.80	1.50%	$7.26
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,017.40	1.50%	$7.52
Global Echo ETF(2)
Actual	$1,000.00	$1,016.80	1.50%	$1.57
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,003.63	1.50%	$1.56
Madrona Domestic ETF
Actual	$1,000.00	$1,078.40	1.25%	$6.46
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.65	1.25%	$6.27
Madrona Global Bond ETF
Actual	$1,000.00	$1,032.50	0.95%	$4.80
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,020.14	0.95%	$4.77
Madrona International ETF
Actual	$1,000.00	$1,037.90	1.25%	$6.33
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.65	1.25%	$6.27
Meidell Tactical Advantage ETF
Actual	$1,000.00	$1,023.60	1.35%	$6.79
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.15	1.35%	$6.77
Peritus High Yield ETF
Actual	$1,000.00	$1,072.50	1.35%	$6.96
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.15	1.35%	$6.77
Rockledge SectorSAM ETF(3)
Actual	$1,000.00	$987.50	1.50%	$6.96
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,016.35	1.50%	$7.07
Trimtabs Float Shrink ETF
Actual	$1,000.00	$1,111.30	0.99%	$5.20
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.94	0.99%	$4.97
WCM/BNY Mellon Focused Growth ADR ETF
Actual	$1,000.00	$1,034.10	1.25%	$6.32
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.65	1.25%	$6.27

*	Expense ratios reflect expense caps through the period ended June 30, 2012.
(1)	Fund commenced operations on January 26, 2012. Expenses are calculated using the Fund's annualized expense ratio, multiplied by the ending value for the period, multiplied by 157/366 (to reflect commencement of operation).
(2)	Fund commenced operations on May 23, 2012. Expenses are calculated using the Fund's annualized expense ratio, multiplied by the ending value for the period, multiplied by 38/366 (to reflect commencement of operation).
(3)	Fund commenced operations on January 12, 2012. Expenses are calculated using the Fund's annualized expense ratio, multiplied by the ending value for the period, multiplied by 171/366 (to reflect commencement of operation).

ADVISORSHARES TRUST
ACCUVEST GLOBAL LONG SHORT ETF(a)
Schedule of Investments

June 30, 2012

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 97.5%
Equity Fund — 97.5%
iShares MSCI Malaysia Index Fund	64,716	$923,497
iShares MSCI Mexico Investable Market Index Fund	16,732	1,028,181
iShares MSCI Russia Capped Index Fund (b)	66,788	1,381,844
iShares MSCI South Africa Index Fund (b)	44,671	2,854,477
iShares MSCI South Korea Index Fund (b)	60,222	3,300,768
iShares MSCI Thailand Index Fund (b)	37,946	2,620,551
iShares MSCI U.K. Index Fund (b)	87,471	1,424,902
iShares Russell 2000 Index Fund	15,837	1,261,417
iShares S&P 500 Index Fund (b)	12,873	1,760,383
Wisdomtree India Earnings Fund	58,938	1,015,502
Total Exchange Traded Funds (Cost $17,146,394)		17,571,522
MONEY MARKET FUND — 0.0%†
Dreyfus Cash Management – Investor Class (Cost $6,620)	6,620	6,620
Total Investments Before Securities Sold, Not Yet Purchased (Cost $17,153,014)		17,578,142
Securities Sold, Not Yet Purchased
EXCHANGE TRADED FUNDS — (59.4)%
Equity Fund
iShares MSCI Austria Investable Market Index Fund	114,180	(1,643,050)
iShares MSCI Canada Index Fund	18,421	(475,999)
iShares MSCI Chile Investable Market Index Fund	9,500	(584,155)
iShares MSCI France Index Fund	53,042	(1,038,562)
iShares MSCI Hong Kong Index Fund	29,000	(475,600)
iShares MSCI Italy Index Fund	159,589	(1,804,952)
iShares MSCI Japan Index Fund	84,977	(799,634)
iShares MSCI Netherlands Investable Market Index Fund	34,975	(597,233)
iShares MSCI Spain Index Fund	67,864	(1,683,027)
iShares MSCI Sweden Index Fund	29,534	(760,500)
iShares MSCI Taiwan Index Fund	69,571	(850,853)

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
ACCUVEST GLOBAL LONG SHORT ETF(a)
Schedule of Investments (continued)

June 30, 2012

Investments	Shares	Value
Equity Fund — (59.4)% (continued)
Total Securities Sold, Not Yet Purchased [Proceeds Received $(10,869,298)]		$(10,713,565)
Total Investments Net of Securities, Not Yet Purchased — 38.1% (Cost $6,283,716)		6,864,577
Other Assets in Excess of Liabilities — 61.9%		11,157,387
Net Assets — 100.0%		$18,021,964

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Equity Fund	38.1%
Money Market Fund	0.0 †
Total Investments	38.1
Other Assets in Excess of Liabilities	61.9
Net Assets	100.0%

†	Less than .05%
(a)	Formerly Mars Hill Global Relative Value ETF.
(b)	Represents security, or a portion thereof, segregated as collateral for securities sold, not yet purchased.

Cash of $11,049,996 has been segregated to cover requirement for open short sales as of June 30, 2012.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
ACCUVEST GLOBAL OPPORTUNITIES ETF
Schedule of Investments

June 30, 2012

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 98.0%
Equity Fund — 98.0%
iShares MSCI Russia Capped Index Fund	78,990	$1,634,303
iShares MSCI South Africa Index Fund	48,640	3,108,096
iShares MSCI South Korea Index Fund	44,128	2,418,656
iShares MSCI Thailand Investable Market Index Fund	40,174	2,774,416
iShares MSCI United Kingdom Index Fund	93,790	1,527,839
iShares S&P 500 Index Fund	12,570	1,718,948
Total Exchange Traded Funds (Cost $13,085,500)		13,182,258
MONEY MARKET FUND — 2.1%
Dreyfus Cash Management – Institutional Class (Cost $279,261)	279,261	279,261
Total Investments — 100.1% (Cost $13,364,761)		13,461,519
Liabilities in Excess of Other Assets — (0.1%)		(19,266)
Net Assets — 100.0%		$13,442,253

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Equity Fund	98.0%
Money Market Fund	2.1
Total Investments	100.1
Liabilities in Excess of Other Assets	(0.1)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
ACTIVE BEAR ETF
Schedule of Investments

June 30, 2012

Investments	Shares	Value
MONEY MARKET FUND — 58.7%
Fidelity Institutional Government Money Market Portfolio – Class III	183,818,915	$183,818,915
Total Investments Before Securities Sold, Not Yet Purchased (Cost $183,818,915)
Securities Sold, Not Yet Purchased — (96.2)%
COMMON STOCKS — (96.2)%
Aerospace/Defense — (7.0)%
Rockwell Collins, Inc.	277,000	(13,669,950)
Spirit Aerosystems Holdings, Inc., Class A*	347,978	(8,292,315)
Total Aerospace/Defense		(21,962,265)
Apparel — (4.2)%
Hanesbrands, Inc.*	202,943	(5,627,609)
Steven Madden Ltd.*	241,200	(7,658,100)
Total Apparel		(13,285,709)
Auto Parts & Equipment — (3.4)%
Goodyear Tire & Rubber Co. (The)*	905,146	(10,689,774)
Banks — (9.8)%
Citigroup, Inc.	681,595	(18,682,519)
Deutsche Bank AG (Germany)(a)	330,000	(11,936,100)
Total Banks		(30,618,619)
Beverages — (2.9)%
Green Mountain Coffee Roasters, Inc.*	412,000	(8,973,360)
Chemicals — (3.6)%
International Flavors & Fragrances, Inc.	205,000	(11,234,000)
Commercial Services — (2.6)%
Ritchie Bros Auctioneers, Inc. (Canada)	386,000	(8,202,500)
Computers — (2.1)%
Riverbed Technology, Inc.*	417,000	(6,734,550)
Distribution/Wholesale — (1.9)%
Fossil, Inc.*	76,000	$(5,817,040)

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
ACTIVE BEAR ETF
Schedule of Investments (continued)

June 30, 2012

Investments	Shares	Value
Electrical Components & Equipment — (4.9)%
Energizer Holdings, Inc.*	112,385	$(8,456,971)
Graftech International Ltd.*	701,539	(6,769,851)
Total Electrical Components & Equipment		(15,226,822)
Engineering & Construction — (2.8)%
Mastec, Inc.*	587,000	(8,828,480)
Environmental Control — (2.4)%
Clean Harbors, Inc.*	132,500	(7,475,650)
Food — (1.9)%
Sysco Corp.	203,590	(6,069,018)
Healthcare — Products — (8.4)%
Hologic, Inc.*	373,525	(6,738,391)
NxStage Medical, Inc.*	516,222	(8,651,881)
Steris Corp.	116,511	(3,654,950)
Varian Medical Systems, Inc.*	119,000	(7,231,630)
Total Healthcare – Products		(26,276,852)
Healthcare — Services — (1.3)%
Mednax, Inc.*	58,500	(4,009,590)
Home Builders — (1.6)%
Pultegroup, Inc.*	461,000	(4,932,700)
Internet — (10.9)%
Ancestry.com, Inc.*	136,181	(3,749,063)
Broadsoft, Inc.*	231,500	(6,704,240)
Constant Contact, Inc.*	384,386	(6,872,822)
HomeAway, Inc.*	311,500	(6,772,010)
Netflix, Inc.*	79,428	(5,438,435)
Splunk, Inc.*	163,561	(4,596,064)
Total Internet		(34,132,634)

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
ACTIVE BEAR ETF
Schedule of Investments (continued)

June 30, 2012

Investments	Shares	Value
Machinery – Diversified — (2.5)%
Flowserve Corp.	69,500	$(7,975,125)
Miscellaneous Manufacturing — (0.8)%
Aptargroup, Inc.	50,000	(2,552,500)
Retail — (10.6)%
Best Buy Co., Inc.	405,116	(8,491,231)
CarMax, Inc.*	413,500	(10,726,190)
Tiffany & Co.	127,909	(6,772,782)
Williams-Sonoma, Inc.	203,367	(7,111,744)
Total Retail		(33,101,947)
Software — (1.8)%
Salesforce.com, Inc.*	41,200	(5,696,312)
Telecommunications — (8.8)%
Acme Packet, Inc.*	360,000	(6,714,000)
Finisar Corp.*	299,000	(4,473,040)
Telefonaktiebolaget LM Ericsson (Sweden)(b)	1,127,000	(10,289,510)
ViaSat, Inc.*	160,500	(6,062,086)
Total Telecommunications		(27,538,636)
Total Securities Sold, Not Yet Purchased [Proceeds Received $(307,924,664)]		(301,334,083)
Total Investments — (37.5)% [Cost $(124,105,749)]		(117,515,168)
Other Assets in Excess of Liabilities — 137.5%		430,738,651
Net Assets — 100.0%		$313,223,483

ADR — American Depositary Receipt

*	Non-income producing security
(a)	Registered Shares
(b)	American Depositary Receipt

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
ACTIVE BEAR ETF
Schedule of Investments (continued)

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Aerospace/Defense	(7.0)%
Apparel	(4.2)
Auto Parts & Equipment	(3.4)
Banks	(9.8)
Beverages	(2.9)
Chemicals	(3.6)
Commercial Services	(2.6)
Computers	(2.1)
Distribution/Wholesale	(1.9)
Electrical Components & Equipment	(4.9)
Engineering & Construction	(2.8)
Environmental Control	(2.4)
Food	(1.9)
Healthcare – Products	(8.4)
Healthcare – Services	(1.3)
Home Builders	(1.6)
Internet	(10.9)
Machinery – Diversified	(2.5)
Miscellaneous Manufacturing	(0.8)
Retail	(10.6)
Software	(1.8)
Telecommunications	(8.8)
Money Market Fund	58.7
Total Investments	(37.5)
Other Assets in Excess of Liabilities	137.5
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
CAMBRIA GLOBAL TACTICAL ETF
Schedule of Investments

June 30, 2012

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 89.6%
Currency Fund — 5.8%
CurrencyShares Japanese Yen Trust*	2,466	$303,170
PowerShares DB US Dollar Index Bullish Fund*	189,162	4,250,470
Total Currency Fund		4,553,640
Debt Fund — 44.8%
iShares Barclays 1 – 3 Year Treasury Bond Fund	23,767	2,005,222
iShares Barclays 20+ Year Treasury Bond Fund	20,826	2,607,415
iShares Barclays 3 – 7 Year Treasury Bond Fund	16,297	2,004,531
iShares Barclays 7 – 10 Year Treasury Bond Fund	18,561	2,003,289
iShares Barclays Aggregate Bond Fund	18,043	2,008,186
iShares Barclays MBS Bond Fund	19,558	2,120,870
iShares Barclays TIPS Bond Fund	17,574	2,103,608
iShares iBoxx $ High Yield Corporate Bond Fund	34,264	3,125,562
iShares iBoxx $ Investment Grade Corporate Bond Fund	26,497	3,117,637
PIMCO Enhanced Short Maturity Strategy Fund	19,856	2,007,241
PowerShares Emerging Markets Sovereign Debt Portfolio	108,374	3,124,422
PowerShares Fundamental High Yield Corporate Bond Portfolio	144,911	2,714,183
SPDR Barclays Capital International Treasury Bond ETF	34,425	2,035,895
Vanguard Short-Term Bond ETF	24,731	2,006,426
Vanguard Total Bond Market ETF	23,792	2,007,569
Total Debt Fund		34,992,056
Equity Fund — 39.0%
Consumer Discretionary Select Sector SPDR Fund	28,454	1,245,716
Consumer Staples Select Sector SPDR Fund	45,222	1,572,369
Financial Select Sector SPDR Fund	32,744	478,717
Health Care Select Sector SPDR Fund	20,600	782,800
iShares FTSE NAREIT Mortgage Plus Capped Index Fund	174,202	2,471,926
iShares FTSE NAREIT Residential Plus Capped Index Fund	51,422	2,473,398
iShares MSCI All Peru Capped Index Fund	5,522	234,519
iShares MSCI Malaysia Index Fund	32,661	466,073
iShares MSCI Mexico Investable Market Index Fund	7,931	487,360
iShares MSCI South Africa Index Fund	3,455	220,775

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
CAMBRIA GLOBAL TACTICAL ETF
Schedule of Investments (continued)

June 30, 2012

Investments	Shares	Value
Equity Fund — 39.0% (continued)
iShares MSCI Thailand Investable Market Index Fund	8,948	$617,949
iShares MSCI Turkey Investable Market Index Fund	6,049	316,605
iShares Russell Microcap(R) Index Fund	25,145	1,258,256
PowerShares FTSE RAFI US 1000 Portfolio	16,396	953,757
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	14,689	947,587
PowerShares QQQ Trust, Series 1	10,113	648,850
SPDR Dow Jones International Real Estate ETF	55,000	2,022,900
Technology Select Sector SPDR Fund	42,899	1,233,346
Utilities Select Sector SPDR Fund	11,303	418,098
Vanguard Global ex-U.S. Real Estate ETF	39,864	1,899,918
Vanguard Mid-Cap ETF	12,066	931,495
Vanguard REIT ETF	107,883	7,058,785
Vanguard Small-Cap ETF	6,299	478,976
Vanguard Total Stock Market ETF	17,790	1,239,963
Total Equity Fund		30,460,138
Total Exchange Traded Funds (Cost $67,678,401)		70,005,834
MONEY MARKET FUND — 10.5%
Invesco Government & Agency Portfolio – Private Investment Class (Cost $8,250,175)	8,250,175	8,250,175
Total Investments — 100.1% (Cost $75,928,576)		78,256,009
Liabilities in Excess of Other Assets — (0.1%)		(85,061)
Net Assets — 100.0%		$78,170,948

ETF — Exchange Traded Fund

MBS — Mortgage Backed Securities

REIT — Real Estate Investment Trust

TIPS — Treasury Inflation Protected Securities

*	Non-income producing security

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
CAMBRIA GLOBAL TACTICAL ETF
Schedule of Investments (continued)

June 30, 2012

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Currency Fund	5.8%
Debt Fund	44.8
Equity Fund	39.0
Money Market Fund	10.5
Total Investments	100.1
Liabilities in Excess of Other Assets	(0.1)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
DENT TACTICAL ETF
Schedule of Investments

June 30, 2012

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 29.6%
Equity Fund — 29.6%
iShares Russell 1000 Index Fund	4,419	$332,353
iShares S&P 100 Index Fund	5,285	330,154
iShares S&P 500 Growth Index Fund	4,462	328,002
iShares S&P 500 Index Fund	2,410	329,567
iShares S&P 500 Value Index Fund	5,271	328,278
iShares S&P SmallCap 600 Growth Index Fund	4,097	330,751
Total Exchange Traded Funds (Cost $1,910,323)		1,979,105
MONEY MARKET FUND — 28.2%
Goldman Sachs Financial Square Money Market Fund – Institutional Class (Cost $1,882,099)	1,882,099	1,882,099
Total Investments — 57.8% (Cost $3,792,422)		3,861,204
Other Assets in Excess of Liabilities — 42.2%		2,817,647
Net Assets — 100.0%		$6,678,851

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Equity Fund	29.6%
Money Market Fund	28.2
Total Investments	57.8
Other Assets in Excess of Liabilities	42.2
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
ADVISORSHARES GLOBAL ECHO ETF
Schedule of Investments

June 30, 2012

Investments	Shares	Value
COMMON STOCKS — 45.7%
Auto Manufacturers — 0.7%
Ford Motor Co.	3,720	$35,675
Auto Parts & Equipment — 1.5%
Johnson Controls, Inc.	2,661	73,736
Banks — 1.9%
Banco Bradesco SA (Brazil)(a)	3,041	45,219
City National Corp.	519	25,213
Itau Unibanco Holding SA (Brazil)(a)	1,816	25,279
Total Banks		95,711
Biotechnology — 2.4%
Life Technologies Corp.*	933	41,976
Novozymes A/S (Denmark)(a)	3,139	80,986
Total Biotechnology		122,962
Building Materials — 0.7%
TOTO Ltd. (Japan)(a)	484	36,092
Commercial Services — 2.1%
Automatic Data Processing, Inc.	699	38,906
MasterCard, Inc., Class A	98	42,151
Zipcar, Inc.*	2,293	26,897
Total Commercial Services		107,954
Computers — 3.1%
Apple, Inc.*	120	70,080
EMC Corp.*	1,539	39,444
Maxwell Technologies, Inc.*	3,585	23,518
Stratasys, Inc.*	544	26,955
Total Computers		159,997
Cosmetics/Personal Care — 1.0%
Procter & Gamble Co. (The)	856	52,430
Distribution/Wholesale — 1.0%
LKQ Corp.*	1,483	49,532

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
ADVISORSHARES GLOBAL ECHO ETF
Schedule of Investments (continued)

June 30, 2012

Investments	Shares	Value
Electronics — 1.2%
Itron, Inc.*	1,467	$60,499
Engineering & Construction — 0.5%
Aegion Corp., Class A*	1,514	27,086
Environmental Control — 0.5%
Tomra Systems ASA (Norway)(a)	3,004	25,744
Food — 4.2%
Annie's, Inc.*	749	31,353
Hain Celestial Group, Inc. (The)*	847	46,619
Nestle SA (Switzerland)(a)	658	39,309
Smart Balance, Inc.*	3,573	33,550
United Natural Foods, Inc.*	1,164	63,857
Total Food		214,688
Healthcare – Products — 0.7%
Covidien PLC (Ireland)	708	37,878
Healthcare – Services — 0.8%
Laboratory Corp. of America Holdings*	428	39,637
Home Builders — 0.8%
Daiwa House Industry Co. Ltd. (Japan)(a)	282	39,833
Internet — 1.5%
F5 Networks, Inc.*	336	33,452
Google, Inc., Class A*	70	40,605
Total Internet		74,057
Miscellaneous Manufacturing — 1.1%
Aptargroup, Inc.	749	38,236
Pure Technologies Ltd. (Canada)*	3,754	16,086
Total Miscellaneous Manufacturing		54,322
Office Furnishings — 0.1%
Virco Manufacturing Corp.*	2,153	3,488

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
ADVISORSHARES GLOBAL ECHO ETF
Schedule of Investments (continued)

June 30, 2012

Investments	Shares	Value
Office/Business Equipment — 0.5%
Canon, Inc. (Japan)(a)	616	$24,603
Oil & Gas — 1.4%
Devon Energy Corp.	577	33,460
EnCana Corp. (Canada)	1,886	39,286
Total Oil & Gas		72,746
Pharmaceuticals — 4.5%
GlaxoSmithKline PLC (United Kingdom)(a)	1,127	51,357
Johnson & Johnson	667	45,063
Novartis AG (Switzerland)(a)	938	52,434
Perrigo Co.	337	39,742
Teva Pharmaceutical Industries Ltd. (Israel)(a)	1,013	39,953
Total Pharmaceuticals		228,549
Retail — 2.5%
Coinstar, Inc.*	305	20,941
CVS Caremark Corp.	1,111	51,917
Home Depot, Inc. (The)	731	38,736
J.C. Penney Co., Inc.	580	13,520
Total Retail		125,114
Semiconductors — 2.6%
Broadcom Corp., Class A	1,137	38,431
Cree, Inc.*	1,022	26,235
Intel Corp.	1,414	37,683
NXP Semiconductors NV (Netherlands)*	1,193	27,737
Total Semiconductors		130,086
Software — 1.1%
Adobe Systems, Inc.*	667	21,591
Citrix Systems, Inc.*	247	20,733
Informatica Corp.*	330	13,979
Total Software		56,303
Telecommunications — 4.5%
Cisco Systems, Inc.	3,875	66,534

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
ADVISORSHARES GLOBAL ECHO ETF
Schedule of Investments (continued)

June 30, 2012

Investments	Shares	Value
Telecommunications — 4.5% (continued)
Corning, Inc.	1,917	$24,787
Millicom International Cellular S.A. (Luxembourg)	455	42,734
Telefonica Brasil SA (Brazil)(a)	1,295	32,038
Telenor ASA (Norway)(a)	1,232	61,267
Total Telecommunications		227,360
Transportation — 1.1%
Canadian National Railway Co. (Canada)	287	24,217
Union Pacific Corp.	248	29,589
Total Transportation		53,806
Water — 1.7%
American Water Works Co., Inc.	593	20,328
Severn Trent PLC (United Kingdom)(a)	2,450	63,520
Total Water		83,848
Total Common Stocks (Cost $2,252,288)		2,313,736
MONEY MARKET FUNDS — 26.3%
Federated Government Obligations Fund	811,927	811,927
Fidelity Institutional Money Market Government Portfolio – Class I	146,807	146,807
Fidelity Institutional Money Market Portfolio – Institutional Class	380,526	380,525
Total Money Market Funds (Cost $1,339,259)		1,339,259
MORTGAGE BACKED SECURITIES — 5.3%
Government National Mortgage Association, Pool G2-783417, 4.50%, 08/20/41 (Cost $270,583)	246,720	271,646
COMMERCIAL MORTGAGE BACKED SECURITIES — 6.6%
Government National Mortgage Association, Class B, Series 2011-64, 4.00%@, 10/16/44 (Cost $330,330)	300,000	335,350
MUNICIPAL BONDS — 5.1%
Kirkwood Community College, GO Bonds, 5.40%, 06/01/13	90,000	93,870
Tippecanoe County School Building Corp., Revenue Bonds, (State Aid Withholding) 4.54%, 01/15/17	150,000	167,864
Total Municipal Bonds (Cost $263,257)		261,734

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
ADVISORSHARES GLOBAL ECHO ETF
Schedule of Investments (continued)

June 30, 2012

Investments	Shares	Value
ASSET BACKED SECURITIES — 3.7%
SBA 100087, 4.58%, 09/25/36 (Cost $185,883)	173,538	$186,499
EXCHANGE TRADED FUNDS — 9.7%
Equity Fund — 9.7%
Active Bear ETF (The)*†	1,846	43,049
Global X Lithium ETF	1,852	27,576
Guggenheim S&P Global Water Index ETF	960	19,670
PowerShares Cleantech Portfolio	874	18,468
PowerShares Global Clean Energy Portfolio	6,450	49,085
PowerShares Water Resources Portfolio	1,757	31,890
PowerShares Wilderhill Clean Energy Portfolio	8,060	35,625
Proshares Short FTSE China 25*	691	30,411
Proshares Short Midcap 400*	1,629	45,677
Proshares Short MSCI EAFE*	1,780	86,616
Proshares Short MSCI Emerging Markets*	1,310	40,649
Proshares Short QQQ*	200	5,320
Proshares Short Russell 2000*	261	6,932
Proshares Short S&P 500*	800	29,184
Proshares Short Smallcap 600*	1,051	24,257
Total Equity Fund		494,409
Total Exchange Traded Funds (Cost $502,573)		494,409
Total Investments — 102.4% (Cost $5,144,173)		5,202,633
Liabilities in Excess of Other Assets — (2.4%)		(123,016)
Net Assets — 100.0%		$5,079,617

ETF – Exchange Traded Fund

(a)	American Depositary Receipt
*	Non-income producing security
@	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2012.
†	Affiliated company.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
ADVISORSHARES GLOBAL ECHO ETF
Schedule of Investments (continued)

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Asset Backed Securities	3.7%
Auto Manufacturers	0.7
Auto Parts & Equipment	1.5
Banks	1.9
Biotechnology	2.4
Building Materials	0.7
Commercial Mortgage Backed Securities	6.6
Commercial Services	2.1
Computers	3.1
Cosmetics/Personal Care	1.0
Distribution / Wholesale	1.0
Electronics	1.2
Engineering & Construction	0.5
Environmental Control	0.5
Equity Fund	9.7
Food	4.2
Healthcare – Products	0.7
Healthcare – Services	0.8
Home Builders	0.8
Internet	1.5
Miscellaneous Manufacturing	1.1
Mortgage Backed Securities	5.3
Municipal Bonds	5.1
Office Furnishings	0.1
Office/Business Equipment	0.5
Oil & Gas	1.4
Pharmaceuticals	4.5
Retail	2.5
Semiconductors	2.6
Software	1.1
Telecommunications	4.5
Transportation	1.1
Water	1.7
Money Market Fund	26.3
Total Investments	102.4
Liabilities in Excess of Other Assets	(2.4)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA DOMESTIC ETF
Schedule of Investments

June 30, 2012

Investments	Shares	Value
COMMON STOCKS — 99.4%
Advertising — 0.2%
Omnicom Group, Inc.	536	$26,050
Aerospace/Defense — 2.1%
Boeing Co. (The)	391	29,051
General Dynamics Corp.	556	36,674
Goodrich Corp.	298	37,816
L-3 Communications Holdings, Inc.	281	20,797
Lockheed Martin Corp.	285	24,818
Northrop Grumman Corp.	140	8,931
Raytheon Co.	634	35,878
Rockwell Collins, Inc.	567	27,981
TransDigm Group, Inc.*	447	60,032
United Technologies Corp.	487	36,783
Total Aerospace/Defense		318,761
Agriculture — 1.1%
Altria Group, Inc.	700	24,185
Archer-Daniels-Midland Co.	667	19,690
Bunge Ltd. (Bermuda)	774	48,561
Lorillard, Inc.	248	32,723
Philip Morris International, Inc.	282	24,607
Reynolds American, Inc.	523	23,467
Total Agriculture		173,233
Airlines — 1.3%
Delta Air Lines, Inc.*	7,112	77,876
Southwest Airlines Co.	9,550	88,051
United Continental Holdings, Inc.*	1,099	26,739
Total Airlines		192,666
Apparel — 0.7%
Coach, Inc.	485	28,363
Nike, Inc., Class B	289	25,368
Ralph Lauren Corp.	177	24,791
VF Corp.	241	32,161
Total Apparel		110,683

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2012

Investments	Shares	Value
Auto Manufacturers — 1.0%
Ford Motor Co.	3,520	$33,757
General Motors Co.*	3,127	61,664
PACCAR, Inc.	1,358	53,220
Total Auto Manufacturers		148,641
Auto Parts & Equipment — 0.8%
BorgWarner, Inc.*	663	43,486
Johnson Controls, Inc.	1,787	49,518
TRW Automotive Holdings Corp.*	728	26,761
Total Auto Parts & Equipment		119,765
Banks — 4.4%
Bank of America Corp.	2,885	23,599
Bank of New York Mellon Corp. (The)	2,111	46,336
BB&T Corp.	1,308	40,352
Capital One Financial Corp.	697	38,098
CIT Group, Inc.*	366	13,044
Citigroup, Inc.	1,253	34,345
Comerica, Inc.	525	16,123
Fifth Third Bancorp	1,852	24,817
Goldman Sachs Group, Inc. (The)	336	32,209
Huntington Bancshares, Inc.	3,441	22,022
JPMorgan Chase & Co.	720	25,726
KeyCorp	2,103	16,277
M&T Bank Corp.	421	34,762
Morgan Stanley	2,761	40,283
Northern Trust Corp.	926	42,615
PNC Financial Services Group, Inc.	345	21,083
Regions Financial Corp.	3,443	23,240
State Street Corp.	1,082	48,300
SunTrust Banks, Inc.	1,896	45,940
US Bancorp	1,107	35,601
Wells Fargo & Co.	1,395	46,649
Total Banks		671,421
Beverages — 1.5%
Beam, Inc.	317	19,809
Brown-Forman Corp., Class B	180	17,433

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2012

Investments	Shares	Value
Beverages — 1.5% (continued)
Coca-Cola Co. (The)	272	$21,268
Coca-Cola Enterprises, Inc.	1,212	33,984
Dr Pepper Snapple Group, Inc.	743	32,506
Green Mountain Coffee Roasters, Inc.*	1,734	37,767
Molson Coors Brewing Co., Class B	523	21,762
Monster Beverage Corp.*	334	23,781
PepsiCo, Inc.	186	13,143
Total Beverages		221,453
Biotechnology — 2.4%
Alexion Pharmaceuticals, Inc.*	211	20,952
Amgen, Inc.	580	42,363
Biogen Idec, Inc.*	201	29,021
Celgene Corp.*	806	51,713
Gilead Sciences, Inc.*	1,114	57,126
Illumina, Inc.*	358	14,460
Life Technologies Corp.*	863	38,826
Vertex Pharmaceuticals, Inc.*	2,008	112,287
Total Biotechnology		366,748
Chemicals — 3.8%
Air Products & Chemicals, Inc.	347	28,013
Airgas, Inc.	380	31,924
Albemarle Corp.	726	43,299
Celanese Corp., Series A	1,163	40,263
CF Industries Holdings, Inc.	378	73,234
Dow Chemical Co. (The)	929	29,264
E.I. du Pont de Nemours & Co.	644	32,567
Eastman Chemical Co.	639	32,186
Ecolab, Inc.	516	35,361
FMC Corp.	570	30,484
Monsanto Co.	308	25,496
Mosaic Co. (The)	1,000	54,760
PPG Industries, Inc.	401	42,554
Praxair, Inc.	216	23,486
Sherwin-Williams Co. (The)	268	35,470
Sigma-Aldrich Corp.	283	20,922
Total Chemicals		579,283

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2012

Investments	Shares	Value
Commercial Services — 2.5%
Alliance Data Systems Corp.*	395	$53,325
Automatic Data Processing, Inc.	375	20,873
Hertz Global Holdings, Inc.*	4,568	58,470
MasterCard, Inc., Class A	106	45,592
Moody's Corp.	859	31,396
Paychex, Inc.	611	19,192
Verisk Analytics, Inc., Class A*	459	22,610
Visa, Inc., Class A	410	50,688
Weight Watchers International, Inc.	469	24,182
Western Union Co. (The)	2,925	49,257
Total Commercial Services		375,585
Computers — 3.1%
Apple, Inc.*	128	74,752
Cognizant Technology Solutions Corp., Class A*	599	35,940
Dell, Inc.*	1,674	20,958
EMC Corp.*	1,450	37,164
Hewlett-Packard Co.	3,346	67,288
IHS, Inc., Class A*	377	40,614
International Business Machines Corp.	187	36,573
NetApp, Inc.*	1,025	32,616
SanDisk Corp.*	1,165	42,499
Teradata Corp.*	374	26,932
Western Digital Corp.*	1,585	48,311
Total Computers		463,647
Cosmetics/Personal Care — 0.6%
Avon Products, Inc.	1,584	25,676
Colgate-Palmolive Co.	187	19,467
Estee Lauder Cos., Inc. (The), Class A	409	22,135
Procter & Gamble Co. (The)	307	18,804
Total Cosmetics/Personal Care		86,082
Distribution/Wholesale — 0.5%
Fastenal Co.	338	13,625
Fossil, Inc.*	302	23,115

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2012

Investments	Shares	Value
Distribution/Wholesale — 0.5% (continued)
Genuine Parts Co.	325	$19,581
W.W. Grainger, Inc.	125	23,905
Total Distribution/Wholesale		80,226
Diversified Financial Services — 3.1%
Affiliated Managers Group, Inc.*	400	43,780
American Express Co.	701	40,805
Ameriprise Financial, Inc.	1,003	52,417
BlackRock, Inc.	155	26,322
Charles Schwab Corp. (The)	2,126	27,489
CME Group, Inc.	85	22,789
Discover Financial Services	1,506	52,078
Franklin Resources, Inc.	286	31,743
IntercontinentalExchange, Inc.*	236	32,091
Invesco Ltd. (Bermuda)	1,488	33,629
NYSE Euronext	1,417	36,247
SLM Corp.	641	10,070
T. Rowe Price Group, Inc.	440	27,703
TD Ameritrade Holding Corp.	1,601	27,217
Total Diversified Financial Services		464,380
Electric — 2.1%
AES Corp. (The)*	3,529	45,277
American Electric Power Co., Inc.	287	11,451
Calpine Corp.*	1,420	23,444
CMS Energy Corp.	698	16,403
Consolidated Edison, Inc.	171	10,635
Dominion Resources, Inc.	259	13,986
DTE Energy Co.	188	11,154
Duke Energy Corp.*	582	13,421
Edison International	271	12,520
FirstEnergy Corp.	194	9,543
NextEra Energy, Inc.	256	17,615
Northeast Utilities	410	15,912
PG&E Corp.	338	15,301
PPL Corp.	638	17,743
Progress Energy, Inc.	186	11,192
Public Service Enterprise Group, Inc.	353	11,473

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2012

Investments	Shares	Value
Electric — 2.1% (continued)
SCANA Corp.	247	$11,816
Southern Co. (The)	293	13,566
Wisconsin Energy Corp.	386	15,274
Xcel Energy, Inc.	541	15,370
Total Electric		313,096
Electrical Components & Equipment — 0.5%
AMETEK, Inc.	686	34,238
Emerson Electric Co.	867	40,385
Total Electrical Components & Equipment		74,623
Electronics — 1.8%
Agilent Technologies, Inc.	1,093	42,889
Amphenol Corp., Class A	691	37,950
Honeywell International, Inc.	822	45,900
Mettler-Toledo International, Inc.*	163	25,404
Thermo Fisher Scientific, Inc.	875	45,421
Trimble Navigation Ltd.*	952	43,802
Waters Corp.*	324	25,748
Total Electronics		267,114
Engineering & Construction — 0.5%
Fluor Corp.	749	36,956
Jacobs Engineering Group, Inc.*	1,082	40,964
Total Engineering & Construction		77,920
Environmental Control — 0.5%
Republic Services, Inc.	797	21,089
Stericycle, Inc.*	315	28,876
Waste Management, Inc.	565	18,871
Total Environmental Control		68,836
Food — 2.2%
Campbell Soup Co.	409	13,652
ConAgra Foods, Inc.	671	17,399
General Mills, Inc.	485	18,692
H.J. Heinz Co.	379	20,610
Hershey Co. (The)	240	17,287
Hillshire Brands Co.	150	4,349

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2012

Investments	Shares	Value
Food — 2.2% (continued)
Hormel Foods Corp.	940	$28,595
JM Smucker Co. (The)	205	15,482
Kellogg Co.	409	20,176
Kraft Foods, Inc., Class A	805	31,089
Kroger Co. (The)	1,797	41,672
McCormick & Co., Inc.	356	21,591
DE Master Blenders 1753 NV (Netherlands)*	750	8,481
Sysco Corp.	545	16,247
Tyson Foods, Inc., Class A	1,981	37,302
Whole Foods Market, Inc.	232	22,114
Total Food		334,738
Forest Products & Paper — 0.1%
International Paper Co.	400	11,564
Gas — 0.4%
CenterPoint Energy, Inc.	555	11,472
NiSource, Inc.	1,111	27,497
Sempra Energy	308	21,215
Total Gas		60,184
Hand/Machine Tools — 0.2%
Stanley Black & Decker, Inc.	563	36,235
Healthcare – Products — 3.2%
Baxter International, Inc.	485	25,778
Becton Dickinson and Co.	363	27,134
Boston Scientific Corp.*	2,771	15,712
C.R. Bard, Inc.	275	29,546
CareFusion Corp.*	1,449	37,210
DENTSPLY International, Inc.	667	25,219
Edwards Lifesciences Corp.*	548	56,609
Henry Schein, Inc.*	374	29,355
Hologic, Inc.*	1,158	20,890
Hospira, Inc.*	768	26,865
Intuitive Surgical, Inc.*	43	23,813
Medtronic, Inc.	733	28,389
St. Jude Medical, Inc.	773	30,851
Stryker Corp.	672	37,027

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2012

Investments	Shares	Value
Healthcare – Products — 3.2% (continued)
Varian Medical Systems, Inc.*	526	$31,965
Zimmer Holdings, Inc.	584	37,586
Total Healthcare – Products		483,949
Healthcare – Services — 2.8%
Aetna, Inc.	1,058	41,019
Cigna Corp.	1,087	47,828
DaVita, Inc.*	470	46,159
HCA Holdings, Inc.	2,753	83,774
Humana, Inc.	452	35,003
Laboratory Corp. of America Holdings*	434	40,193
Quest Diagnostics, Inc.	621	37,198
UnitedHealth Group, Inc.	785	45,922
WellPoint, Inc.	697	44,461
Total Healthcare – Services		421,557
Home Furnishings — 0.1%
Whirlpool Corp.	277	16,941
Household Products/Wares — 0.4%
Church & Dwight Co., Inc.	452	25,073
Clorox Co. (The)	289	20,941
Kimberly-Clark Corp.	221	18,513
Total Household Products/Wares		64,527
Insurance — 4.4%
Aflac, Inc.	1,196	50,938
Allstate Corp. (The)	1,498	52,565
American International Group, Inc.*	1,587	50,927
Aon PLC	583	27,273
Berkshire Hathaway, Inc., Class B*	145	12,083
Chubb Corp. (The)	545	39,687
Cincinnati Financial Corp.	335	12,753
CNA Financial Corp.	1,014	28,108
Hartford Financial Services Group, Inc. (The)	3,712	65,442
Lincoln National Corp.	2,137	46,736
Marsh & McLennan Cos., Inc.	930	29,974
MetLife, Inc.	1,553	47,910
Principal Financial Group, Inc.	1,873	49,129

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2012

Investments	Shares	Value
Insurance — 4.4% (continued)
Progressive Corp. (The)	770	$16,039
Prudential Financial, Inc.	884	42,812
Travelers Cos., Inc. (The)	727	46,412
Unum Group	2,203	42,143
Total Insurance		660,931
Internet — 2.2%
Amazon.com, Inc.*	42	9,591
eBay, Inc.*	1,053	44,237
Equinix, Inc.*	119	20,902
F5 Networks, Inc.*	255	25,388
Google, Inc., Class A*	85	49,306
Groupon, Inc., Class A*	362	3,848
LinkedIn Corp., Class A*	87	9,245
Priceline.com, Inc.*	71	47,181
Rackspace Hosting, Inc.*	273	11,996
Symantec Corp.*	2,517	36,773
VeriSign, Inc.	779	33,941
Yahoo! Inc.*	1,936	30,647
Zynga, Inc., Class A*	1,771	9,634
Total Internet		332,689
Iron/Steel — 0.4%
Cliffs Natural Resources, Inc.	818	40,319
Nucor Corp.	384	14,554
Total Iron/Steel		54,873
Leisure Time — 0.4%
Carnival Corp. (Panama)	394	13,503
Harley-Davidson, Inc.	632	28,901
Royal Caribbean Cruises Ltd. (Liberia)	965	25,119
Total Leisure Time		67,523
Lodging — 1.5%
Hyatt Hotels Corp., Class A*	403	14,976
Las Vegas Sands Corp.	921	40,054
Marriott International, Inc., Class A	866	33,947
Starwood Hotels & Resorts Worldwide, Inc.	699	37,075
Wyndham Worldwide Corp.	1,077	56,801

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2012

Investments	Shares	Value
Lodging — 1.5% (continued)
Wynn Resorts Ltd.	453	$46,985
Total Lodging		229,838
Machinery – Construction & Mining — 0.7%
Caterpillar, Inc.	657	55,786
Joy Global, Inc.	946	53,666
Total Machinery – Construction & Mining		109,452
Machinery – Diversified — 1.5%
Cummins, Inc.	664	64,348
Deere & Co.	622	50,301
Flowserve Corp.	346	39,703
Rockwell Automation, Inc.	561	37,060
Roper Industries, Inc.	324	31,940
Total Machinery – Diversified		223,352
Media — 4.6%
CBS Corp., Class B	1,526	50,022
Comcast Corp., Class A	1,562	49,937
DIRECTV, Class A*	1,281	62,538
Discovery Communications, Inc., Class A*	1,056	57,024
DISH Network Corp., Class A	693	19,785
Liberty Global, Inc., Class A*	1,060	52,608
McGraw-Hill Cos., Inc. (The)	716	32,220
News Corp., Class A	2,798	62,367
Scripps Networks Interactive, Inc., Class A	914	51,970
Sirius XM Radio, Inc.*	30,497	56,420
Time Warner Cable, Inc.	647	53,119
Time Warner, Inc.	1,384	53,284
Viacom, Inc., Class B	1,196	56,236
Walt Disney Co. (The)	957	46,415
Total Media		703,945
Metal Fabricate/Hardware — 0.2%
Precision Castparts Corp.	219	36,023
Mining — 0.8%
Alcoa, Inc.	5,086	44,502
Freeport-McMoRan Copper & Gold, Inc.	590	20,101

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2012

Investments	Shares	Value
Mining — 0.8% (continued)
Southern Copper Corp.	1,709	$53,851
Total Mining		118,454
Miscellaneous Manufacturing — 2.5%
3M Co.	377	33,779
Danaher Corp.	793	41,299
Dover Corp.	858	45,997
Eaton Corp.	1,028	40,740
General Electric Co.	2,456	51,183
Illinois Tool Works, Inc.	618	32,686
Pall Corp.	587	32,174
Parker Hannifin Corp.	413	31,752
Textron, Inc.	2,538	63,120
Total Miscellaneous Manufacturing		372,730
Office/Business Equipment — 0.3%
Xerox Corp.	6,065	47,732
Oil & Gas — 6.5%
Anadarko Petroleum Corp.	606	40,117
Apache Corp.	432	37,968
Cabot Oil & Gas Corp.	1,312	51,693
Chesapeake Energy Corp.	593	11,030
Chevron Corp.	67	7,069
Cimarex Energy Co.	190	10,473
Concho Resources, Inc.*	531	45,199
CONSOL Energy, Inc.	268	8,104
Continental Resources, Inc.*	263	17,521
Denbury Resources, Inc.*	3,776	57,055
Devon Energy Corp.	479	27,777
Diamond Offshore Drilling, Inc.	784	46,358
EOG Resources, Inc.	500	45,055
EQT Corp.	1,136	60,924
Exxon Mobil Corp.	298	25,500
Helmerich & Payne, Inc.	957	41,610
Hess Corp.	853	37,063
HollyFrontier Corp.	2,021	71,604
Linn Energy LLC	316	12,040

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2012

Investments	Shares	Value
Oil & Gas — 6.5% (continued)
Marathon Oil Corp.	634	$16,211
Marathon Petroleum Corp.	1,305	58,621
Murphy Oil Corp.	633	31,834
Noble Energy, Inc.	92	7,803
Occidental Petroleum Corp.	590	50,604
Peabody Energy Corp.	1,849	45,337
Pioneer Natural Resources Co.	729	64,305
Range Resources Corp.	203	12,560
Southwestern Energy Co.*	307	9,803
Whiting Petroleum Corp.*	1,052	43,258
Total Oil & Gas		994,496
Oil & Gas Services — 2.2%
Baker Hughes, Inc.	1,550	63,705
Cameron International Corp.*	1,030	43,991
FMC Technologies, Inc.*	950	37,269
Halliburton Co.	1,958	55,588
National Oilwell Varco, Inc.	717	46,203
Oceaneering International, Inc.	878	42,021
Schlumberger Ltd. (Curacao)	814	52,837
Total Oil & Gas Services		341,614
Packaging & Containers — 0.2%
Ball Corp.	862	35,385
Pharmaceuticals — 3.2%
Abbott Laboratories	513	33,073
Allergan, Inc.	273	25,272
AmerisourceBergen Corp.	1,193	46,944
Bristol-Myers Squibb Co.	285	10,246
Cardinal Health, Inc.	1,152	48,384
Express Scripts, Inc.*	949	52,983
Johnson & Johnson	262	17,701
McKesson Corp.	588	55,125
Mead Johnson Nutrition Co.	193	15,538
Merck & Co., Inc.	440	18,370
Mylan, Inc.*	2,407	51,437
Perrigo Co.	361	42,573

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2012

Investments	Shares	Value
Pharmaceuticals — 3.2% (continued)
Pfizer, Inc.	493	$11,339
Watson Pharmaceuticals, Inc.*	703	52,015
Total Pharmaceuticals		481,000
Pipelines — 1.6%
Buckeye Partners LP	211	11,008
El Paso Pipeline Partners LP	409	13,824
Enbridge Energy Partners LP	332	10,216
Energy Transfer Equity LP	310	12,716
Energy Transfer Partners LP	157	6,938
Enterprise Products Partners LP	226	11,580
Kinder Morgan Energy Partners LP	112	8,801
Kinder Morgan Management LLC*	111	8,150
Kinder Morgan, Inc.	339	10,923
Magellan Midstream Partners LP	177	12,503
Markwest Energy Partners LP	363	17,899
ONEOK Partners LP	256	13,760
ONEOK, Inc.	416	17,601
Plains All American Pipeline LP	190	15,354
Spectra Energy Corp.	742	21,562
Williams Cos., Inc. (The)	1,473	42,452
Williams Partners LP	237	12,381
Total Pipelines		247,668
Private Equity — 0.3%
Blackstone Group LP (The)	4,057	53,025
Real Estate — 0.3%
Brookfield Office Properties, Inc. (Canada)	718	12,508
CBRE Group, Inc.*	1,739	28,450
Total Real Estate		40,958
Real Estate Investment Trust — 1.1%
American Capital Agency Corp.	617	20,737
American Tower Corp., Class A	278	19,435
Annaly Capital Management, Inc.	974	16,344
AvalonBay Communities, Inc.	67	9,479
Digital Realty Trust, Inc.	118	8,858
Equity Residential	125	7,795

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2012

Investments	Shares	Value
Real Estate Investment Trust — 1.1% (continued)
Federal Realty Investment Trust	83	$8,639
HCP, Inc.	271	11,965
Health Care REIT, Inc.	144	8,395
Host Hotels & Resorts, Inc.	456	7,214
Macerich Co. (The)	131	7,736
National Retail Properties, Inc.	281	7,950
Plum Creek Timber Co., Inc.	167	6,630
Public Storage	61	8,809
Simon Property Group, Inc.	49	7,627
Ventas, Inc.	142	8,963
Total Real Estate Investment Trust		166,576
Retail — 8.8%
Advance Auto Parts, Inc.	544	37,112
AutoZone, Inc.*	123	45,162
Bed Bath & Beyond, Inc.*	726	44,867
Best Buy Co., Inc.	2,009	42,109
CarMax, Inc.*	1,060	27,496
Chipotle Mexican Grill, Inc.*	38	14,438
Costco Wholesale Corp.	265	25,175
CVS Caremark Corp.	953	44,534
Darden Restaurants, Inc.	939	47,542
Dick's Sporting Goods, Inc.	836	40,128
Dollar General Corp.*	1,056	57,436
Dollar Tree, Inc.*	940	50,572
Family Dollar Stores, Inc.	716	47,600
Gap, Inc. (The)	955	26,129
Home Depot, Inc. (The)	769	40,749
J.C. Penney Co., Inc.	1,560	36,364
Kohl's Corp.	1,114	50,676
Lowe's Cos., Inc.	1,295	36,830
Ltd. Brands, Inc.	881	37,469
Macy's, Inc.	1,234	42,388
McDonald's Corp.	250	22,133
Nordstrom, Inc.	709	35,230
O'Reilly Automotive, Inc.*	450	37,696
PetSmart, Inc.	724	49,362

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2012

Investments	Shares	Value
Retail — 8.8% (continued)
PVH Corp.	512	$39,828
Ross Stores, Inc.	555	34,671
Staples, Inc.	2,902	37,871
Starbucks Corp.	494	26,340
Target Corp.	755	43,933
Tiffany & Co.	570	30,181
TJX Cos., Inc. (The)	842	36,147
Tractor Supply Co.	309	25,666
ULTA Salon Cosmetics & Fragrance, Inc.	316	29,508
Walgreen Co.	1,269	37,537
Wal-Mart Stores, Inc.	588	40,995
Yum! Brands, Inc.	339	21,838
Total Retail		1,343,712
Savings & Loans — 0.1%
New York Community Bancorp, Inc.	960	12,029
Semiconductors — 2.8%
Advanced Micro Devices, Inc.*	5,170	29,624
Altera Corp.	742	25,109
Analog Devices, Inc.	657	24,749
Applied Materials, Inc.	4,102	47,009
Broadcom Corp., Class A*	1,197	40,459
Intel Corp.	1,839	49,009
KLA-Tencor Corp.	673	33,145
Linear Technology Corp.	782	24,500
Maxim Integrated Products, Inc.	834	21,384
Microchip Technology, Inc.	735	24,314
NVIDIA Corp.*	2,104	29,077
QUALCOMM, Inc.	634	35,301
Texas Instruments, Inc.	577	16,554
Xilinx, Inc.	852	28,602
Total Semiconductors		428,836
Software — 4.2%
Activision Blizzard, Inc.	4,079	48,907
Adobe Systems, Inc.*	1,058	34,247
Akamai Technologies, Inc.*	710	22,543

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2012

Investments	Shares	Value
Software — 4.2% (continued)
ANSYS, Inc.*	429	$27,074
Autodesk, Inc.*	797	27,887
BMC Software, Inc.*	890	37,985
CA, Inc.	1,540	41,719
Cerner Corp.*	313	25,873
Citrix Systems, Inc.*	290	24,343
Fidelity National Information Services, Inc.	1,444	49,212
Fiserv, Inc.*	614	44,343
Informatica Corp.*	400	16,944
Intuit, Inc.	570	33,829
Microsoft Corp.	1,149	35,148
Nuance Communications, Inc.*	1,738	41,399
Oracle Corp.	1,721	51,114
Red Hat, Inc.*	240	13,555
Salesforce.com, Inc.*	68	9,402
VeriFone Systems, Inc.*	1,179	39,013
VMware, Inc., Class A*	208	18,936
Total Software		643,473
Telecommunications — 1.8%
AT&T, Inc.	502	17,901
Centurylink, Inc.	454	17,929
Cisco Systems, Inc.	1,956	33,585
Corning, Inc.	2,711	35,053
Crown Castle International Corp.*	196	11,497
Juniper Networks, Inc.*	1,353	22,067
Motorola Solutions, Inc.	873	42,000
Verizon Communications, Inc.	496	22,042
Virgin Media, Inc.	2,835	69,146
Windstream Corp.	1,032	9,969
Total Telecommunications		281,189
Toys/Games/Hobbies — 0.2%
Mattel, Inc.	785	25,465
Transportation — 2.6%
C.H. Robinson Worldwide, Inc.	399	23,353
CSX Corp.	2,351	52,568

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2012

Investments	Shares	Value
Transportation — 2.6% (continued)
Expeditors International of Washington, Inc.	495	$19,181
FedEx Corp.	575	52,676
JB Hunt Transport Services, Inc.	806	48,038
Kansas City Southern	542	37,702
Norfolk Southern Corp.	844	60,574
Union Pacific Corp.	496	59,178
United Parcel Service, Inc., Class B	478	37,647
Total Transportation		390,917
Water — 0.1%
American Water Works Co., Inc.	642	22,008
Total Common Stocks (Cost $15,078,245)		15,095,801
MONEY MARKET FUND — 0.6%
Fidelity Institutional Prime Money Market Portfolio – Class I (Cost $98,432)	98,432	98,432
Total Investments — 100.0% (Cost $15,176,677)		15,194,233
Liabilities in Excess of Other Assets — (0.0%)‡		(6,013)
Net Assets — 100.0%		$15,188,220

*	Non-income producing security
‡	Less than 0.05%

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Advertising	0.2%
Aerospace/Defense	2.1
Agriculture	1.1
Airlines	1.3
Apparel	0.7
Auto Manufacturers	1.0
Auto Parts & Equipment	0.8
Banks	4.4
Beverages	1.5
Biotechnology	2.4
Chemicals	3.8
Commercial Services	2.5
Computers	3.1
Cosmetics/Personal Care	0.6
Distribution/Wholesale	0.5

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

% of Net Assets
Diversified Financial Services	3.1%
Electric	2.1
Electrical Components & Equipment	0.5
Electronics	1.8
Engineering & Construction	0.5
Environmental Control	0.5
Food	2.2
Forest Products & Paper	0.1
Gas	0.4
Hand/Machine Tools	0.2
Healthcare – Products	3.2
Healthcare – Services	2.8
Home Furnishings	0.1
Household Products/Wares	0.4
Insurance	4.4
Internet	2.2
Iron/Steel	0.4
Leisure Time	0.4
Lodging	1.5
Machinery – Construction & Mining	0.7
Machinery – Diversified	1.5
Media	4.6
Metal Fabricate/Hardware	0.2
Mining	0.8
Miscellaneous Manufacturing	2.5
Office/Business Equipment	0.3
Oil & Gas	6.5
Oil & Gas Services	2.2
Packaging & Containers	0.2
Pharmaceuticals	3.2
Pipelines	1.6
Private Equity	0.3
Real Estate	0.3
Real Estate Investment Trust	1.1
Retail	8.8
Savings & Loans	0.1
Semiconductors	2.8
Software	4.2
Telecommunications	1.8
Toys/Games/Hobbies	0.2
Transportation	2.6
Water	0.1
Money Market Fund	0.6
Total Investments	100.0
Liabilities in Excess of Other Assets	— ‡
Net Assets	100.0%

‡	Less than 0.05%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA GLOBAL BOND ETF
Schedule of Investments

June 30, 2012

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 98.9%
Asset Allocation Fund — 3.8%
PowerShares Convertible Securities Portfolio	1	$22
SPDR Barclays Capital Convertible Securities ETF	21,232	797,474
Total Asset Allocation Fund		797,496
Debt Fund — 91.1%
iShares iBoxx $ High Yield Corporate Bond Fund	25,971	2,369,075
iShares iBoxx $ Investment Grade Corporate Bond Fund	32,712	3,848,894
iShares S&P/Citigroup International Treasury Bond Fund	10,559	1,037,211
PIMCO 1 – 5 Year US TIPS Index Fund	19,442	1,037,231
PowerShares Build America Bond Portfolio	28,988	861,233
PowerShares Emerging Markets Sovereign Debt Portfolio	37,559	1,082,826
PowerShares Insured National Municipal Bond Portfolio	25,419	640,813
PowerShares International Corporate Bond Portfolio	68,314	1,845,161
SPDR DB International Government Inflation-Protected Bond ETF	17,527	1,031,990
Vanguard Intermediate-Term Government Bond ETF	12,956	857,428
Vanguard Long-Term Government Bond ETF	8,909	689,200
Vanguard Mortgage-Backed Securities ETF	48,599	2,543,672
Vanguard Short-Term Bond ETF	7,789	631,921
Vanguard Short-Term Government Bond ETF	13,819	841,715
Total Debt Fund		19,318,370
Equity Fund — 4.0%
PowerShares Financial Preferred Portfolio	46,829	842,922
Total Exchange Traded Funds (Cost $20,599,101)		20,958,788
MONEY MARKET FUND — 1.4%
Fidelity Institutional Prime Money Market Portfolio – Class I (Cost $304,252)	304,252	304,252
Total Investments — 100.3% (Cost $20,903,353)		21,263,040
Liabilities in Excess of Other Assets — (0.3%)		(68,071)
Net Assets — 100.0%		$21,194,969

ETF	— Exchange Traded Fund
TIPS	— Treasury Inflation Protected Securities

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA GLOBAL BOND ETF
Schedule of Investments (continued)

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Asset Allocation Fund	3.8%
Debt Fund	91.1
Equity Fund	4.0
Money Market Fund	1.4
Total Investments	100.3
Liabilities in Excess of Other Assets	(0.3)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA INTERNATIONAL ETF
Schedule of Investments

June 30, 2012

Investments	Shares	Value
COMMON STOCKS — 97.2%
Advertising — 1.5%
Focus Media Holding Ltd. (China)(a)	4,035	$94,742
Publicis Groupe SA (France)(a)	2,664	61,112
WPP PLC (Jersey Islands)(a)	1,019	62,016
Total Advertising		217,870
Aerospace/Defense — 0.9%
BAE Systems PLC (United Kingdom)(a)	1,694	30,797
Embraer SA (Brazil)(a)	1,425	37,805
Rolls-Royce Holdings PLC (United Kingdom)(a)	973	65,658
Total Aerospace/Defense		134,260
Agriculture — 0.7%
British American Tobacco PLC (United Kingdom)(a)	475	48,507
Imperial Tobacco Group PLC (United Kingdom)(a)	589	45,553
Total Agriculture		94,060
Airlines — 0.5%
Ryanair Holdings PLC (Ireland)*(a)	2,375	72,200
Apparel — 0.4%
Burberry Group PLC (United Kingdom)(a)	1,331	55,436
Auto Manufacturers — 3.6%
Bayerische Motoren Werke AG (Germany)(a)	3,197	76,472
Daimler AG (Germany)(a)	1,624	72,668
Fiat SpA (Italy)*(a)	20,118	102,401
Honda Motor Co. Ltd. (Japan)(a)	640	22,182
Nissan Motor Co. Ltd. (Japan)(a)	4,245	80,655
Tata Motors Ltd. (India)(a)	3,194	70,140
Toyota Motor Corp. (Japan)(a)	1,139	91,667
Total Auto Manufacturers		516,185
Auto Parts & Equipment — 0.4%
Denso Corp. (Japan)(a)	1,277	21,748
Weichai Power Co. Ltd. (China)*(a)	2,136	34,133
Total Auto Parts & Equipment		55,881

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2012

Investments	Shares	Value
Banks — 13.8%
Australia & New Zealand Banking Group Ltd. (Australia)(a)	1,229	$27,812
Banco Bilbao Vizcaya Argentaria SA (Spain)(a)	7,487	52,933
Banco Bradesco SA (Brazil)(a)	3,835	57,026
Banco de Chile (Chile)(a)	391	33,061
Banco do Brasil SA (Brazil)(a)	6,371	62,500
Banco Santander Chile (Chile)(a)	559	43,317
Banco Santander SA (Spain)(a)	11,233	73,688
Bancolombia SA (Colombia)(a)	1,056	65,303
Barclays PLC (United Kingdom)(a)	6,639	68,382
BNP Paribas SA (France)(a)	4,263	82,361
China Construction Bank Corp. (China)(a)	6,050	83,309
Credit Suisse Group AG (Switzerland)(a)	3,290	60,306
DBS Group Holdings Ltd. (Singapore)(a)	1,442	63,895
Erste Group Bank AG (Austria)*(a)	8,890	84,455
Hachijuni Bank Ltd. (The) (Japan)(a)	403	20,807
HDFC Bank Ltd. (India)(a)	2,175	70,905
HSBC Holdings PLC (United Kingdom)(a)	1,888	83,317
ICICI Bank Ltd. (India)(a)	2,198	71,237
Industrial & Commercial Bank of China Ltd. (China)(a)	7,323	81,871
Itau Unibanco Holding SA (Brazil)(a)	4,593	63,935
Lloyds Banking Group PLC (United Kingdom)*(a)	49,658	95,343
Mitsubishi UFJ Financial Group, Inc. (Japan)(a)	14,292	67,887
National Australia Bank Ltd. (Australia)(a)	1,974	47,712
National Bank of Greece SA (Greece)*(a)	36,541	62,485
Royal Bank of Scotland Group PLC (United Kingdom)*(a)	13,238	90,018
Sberbank of Russia (Russia)(a)	6,491	70,233
Societe Generale SA (France)*(a)	21,243	98,568
Turkiye Garanti Bankasi As (Turkey)(a)	21,094	85,009
United Overseas Bank Ltd. (Singapore)(a)	2,582	76,995
Westpac Banking Corp. (Australia)(a)	154	16,757
Total Banks		1,961,427

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2012

Investments	Shares	Value
Beverages — 3.0%
Anheuser-Busch InBev NV (Belgium)(a)	934	$74,393
Carlsberg A/S, Class B (Denmark)(a)	3,720	58,702
Cia de Bebidas das Americas (Brazil)(a)	429	16,444
Coca-Cola Femsa SAB de CV (Mexico)(a)	326	42,667
Coca-Cola Hellenic Bottling Co. SA (Greece)*(a)	3,036	53,980
Diageo PLC (United Kingdom)(a)	490	50,504
Fomento Economico Mexicano SAB de CV (Mexico)(a)	277	24,722
Heineken NV (Netherlands)(a)	2,000	52,280
SABMiller PLC (United Kingdom)(a)	1,293	52,392
Total Beverages		426,084
Biotechnology — 0.3%
CSL Ltd. (Australia)(a)	2,173	44,090
Building Materials — 0.6%
Asahi Glass Co. Ltd. (Japan)(a)	2,709	18,150
CRH PLC (Ireland)(a)	3,665	70,515
Total Building Materials		88,665
Chemicals — 2.0%
Air Liquide SA (France)(a)	1,715	38,999
Akzo Nobel NV (Netherlands)(a)	3,004	47,043
BASF SE (Germany)(a)	583	40,460
Braskem SA (Brazil)(a)	3,842	51,137
Sinopec Shanghai Petrochemical Co. Ltd. (China)(a)	694	19,786
Sociedad Quimica y Minera de Chile SA (Chile)(a)	247	13,750
Syngenta AG (Switzerland)(a)	648	44,349
Ultrapar Participacoes SA (Brazil)(a)	1,204	27,307
Total Chemicals		282,831
Coal — 0.4%
Yanzhou Coal Mining Co. Ltd. (China)(a)	4,083	62,511
Commercial Services — 0.5%
Experian PLC (Jersey Islands)(a)	2,904	41,063
SGS SA (Switzerland)(a)	1,743	32,646

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2012

Investments	Shares	Value
Commercial Services — 0.5% (continued)
Total Commercial Services		$73,709
Computers — 0.4%
Infosys Ltd. (India)(a)	1,112	50,107
TDK Corp. (Japan)(a)	270	10,902
Total Computers		61,009
Cosmetics/Personal Care — 0.7%
L'Oreal SA (France)(a)	937	21,926
Shiseido Co. Ltd. (Japan)(a)	4,877	76,520
Total Cosmetics/Personal Care		98,446
Distribution/Wholesale — 1.7%
ITOCHU Corp. (Japan)(a)	4,277	89,774
LI & Fung Ltd. (Hong Kong)(a)	17,336	66,571
Wolseley PLC (Jersey Islands)(a)	21,010	78,157
Total Distribution/Wholesale		234,502
Diversified Financial Services — 2.7%
Hong Kong Exchanges And Clearing Ltd. (Hong Kong)(a)	1,108	15,723
Macquarie Group Ltd. (Australia)(a)	1,592	42,745
Nomura Holdings, Inc. (Japan)(a)	24,209	89,331
ORIX Corp. (Japan)(a)	1,853	86,109
Shinhan Financial Group Co. Ltd. (South Korea)(a)	1,165	82,692
Woori Finance Holdings Co. Ltd. (South Korea)(a)	1,911	63,483
Total Diversified Financial Services		380,083
Electric — 3.8%
AES Tiete SA (Brazil)(a)	2,563	37,574
Cia Energetica de Minas Gerais (Brazil)(a)	619	11,402
Cia Paranaense de Energia (Brazil)(a)	2,339	50,709
CPFL Energia SA (Brazil)(a)	1,140	28,489
E.ON AG (Germany)(a)	582	12,507
EDF SA (France)(a)	20,090	87,793
GDF Suez (France)(a)	2,320	55,193
Huaneng Power International, Inc. (China)(a)	4,397	131,031
Iberdrola SA (Spain)(a)	1,902	34,749

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2012

Investments	Shares	Value
Electric — 3.8% (continued)
International Power PLC (United Kingdom)(a)	745	$48,462
SSE PLC (United Kingdom)(a)	1,956	42,856
Total Electric		540,765
Electrical Components & Equipment — 1.0%
Hitachi Ltd. (Japan)(a)	919	56,427
Nidec Corp. (Japan)(a)	1,230	23,604
Schneider Electric SA (France)(a)	4,366	48,462
Vestas Wind Systems A/S (Denmark)*(a)	8,558	15,319
Total Electrical Components & Equipment		143,812
Electronics — 0.7%
Elster Group SE (Germany)*(a)	5,091	103,347
Engineering & Construction — 0.3%
ABB Ltd. (Switzerland)*(a)	2,689	43,885
Food — 3.5%
BRF – Brasil Foods SA (Brazil)(a)	4,864	73,884
Carrefour SA (France)(a)	20,644	72,048
Cia Brasileira de Distribuicao Grupo Pao de Acucar (Brazil)(a)	1,463	58,505
Danone SA (France)(a)	2,952	36,546
Delhaize Group SA (Belgium)(a)	711	26,101
Koninklijke Ahold NV (Netherlands)(a)	5,043	62,483
Marine Harvest ASA (Norway)*(a)	1,753	24,717
Nestle SA (Switzerland)(a)	349	20,849
Tesco PLC (United Kingdom)(a)	3,861	56,371
Unilever NV (Netherlands)	921	30,715
Unilever PLC (United Kingdom)(a)	884	29,817
Total Food		492,036
Food Service — 0.3%
Compass Group PLC (United Kingdom)(a)	3,822	40,781
Forest Products & Paper — 0.5%
Stora ENSO OYJ (Finland)(a)	10,930	66,782
Gas — 0.1%
National Grid PLC (United Kingdom)(a)	353	18,706

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2012

Investments	Shares	Value
Hand/Machine Tools — 0.6%
Sandvik AB (Sweden)(a)	6,578	$84,527
Healthcare – Products — 0.6%
Luxottica Group SpA (Italy)(a)	1,325	46,282
Smith & Nephew PLC (United Kingdom)(a)	664	33,194
Total Healthcare – Products		79,476
Healthcare – Services — 0.5%
ICON PLC (Ireland)*(a)	3,049	68,694
Holding Companies – Diversified — 0.8%
Keppel Corp. Ltd. (Singapore)(a)	3,885	63,559
LVMH Moet Hennessy Louis Vuitton SA (France)(a)	1,785	53,978
Total Holding Companies – Diversified		117,537
Home Builders — 0.1%
Sekisui House Ltd. (Japan)(a)	1,614	15,107
Household Products / Wares — 0.3%
Reckitt Benckiser Group PLC (United Kingdom)(a)	2,056	21,650
Unilever Indonesia Tbk PT (Indonesia)(a)	270	13,166
Total Household Products / Wares		34,816
Insurance — 6.5%
Ageas (Belgium)(a)	54,105	102,799
AIA Group Ltd. (Hong Kong)(a)	4,633	64,121
Allianz SE (Germany)(a)	7,596	75,884
Aviva PLC (United Kingdom)(a)	7,563	64,890
AXA SA (France)(a)	6,514	86,832
China Life Insurance Co. Ltd. (China)(a)	2,213	87,391
ING Groep NV (Netherlands)*(a)	13,910	92,919
MS&AD Insurance Group Holdings (Japan)(a)	11,230	97,364
Ping An Insurance Group Co. of China Ltd. (China)(a)	4,759	75,716
Prudential PLC (United Kingdom)(a)	2,375	55,100
Tokio Marine Holdings, Inc. (Japan)(a)	2,421	60,646
Zurich Insurance Group AG (Switzerland)*(a)	2,927	66,092
Total Insurance		929,754

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2012

Investments	Shares	Value
Internet — 1.3%
Baidu, Inc. (Cayman Islands)*(a)	547	$62,894
NetEase.com (Cayman Islands)*(a)	1,127	66,324
Tencent Holdings Ltd. (Cayman Islands)(a)	1,811	53,280
Total Internet		182,498
Iron/Steel — 1.3%
ArcelorMittal (Luxembourg)	5,581	85,222
Gerdau SA (Brazil)(a)	2,147	18,808
POSCO (South Korea)(a)	622	50,033
Rio Tinto PLC (United Kingdom)(a)	493	23,570
Ternium SA (Luxembourg)(a)	568	11,116
Total Iron/Steel		188,749
Leisure Time — 0.2%
Carnival PLC (United Kingdom)(a)	802	27,533
Lodging — 1.7%
Galaxy Entertainment Group Ltd. (Hong Kong)*(a)	3,441	86,025
InterContinental Hotels Group PLC (United Kingdom)(a)	1,255	30,245
Melco Crown Entertainment Ltd., Class Participation Certificate (Hong Kong)*(a)	5,123	59,017
Sands China Ltd. (Cayman Islands)(a)	2,241	71,152
Total Lodging		246,439
Machinery – Construction & Mining — 0.8%
Atlas Copco AB, Class A (Sweden)(a)	1,989	42,942
Komatsu Ltd. (Japan)(a)	3,177	75,327
Total Machinery – Construction & Mining		118,269
Machinery – Diversified — 1.2%
Alstom SA (France)(a)	26,515	82,992
FANUC Corp. (Japan)(a)	528	14,467
Kone OYJ, Class B (Finland)(a)	865	26,142
Kubota Corp. (Japan)(a)	970	44,727
Total Machinery – Diversified		168,328

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2012

Investments	Shares	Value
Media — 2.4%
British Sky Broadcasting Group PLC (United Kingdom)(a)	1,606	$70,535
Grupo Televisa SA (Mexico)(a)	841	18,065
Naspers Ltd., Class N (South Africa)(a)	664	35,046
Pearson PLC (United Kingdom)(a)	1,812	35,968
Promotora de Informaciones SA, Class B (Spain)(a)	29,774	85,451
Reed Elsevier NV (Netherlands)(a)	1,267	28,862
Reed Elsevier PLC (United Kingdom)(a)	1,061	33,984
Wolters Kluwer NV (Netherlands)(a)	2,455	38,814
Total Media		346,725
Metal Fabricate/Hardware — 1.1%
Assa Abloy AB (Sweden)(a)	4,379	60,868
Tenaris SA (Luxembourg)(a)	2,603	91,027
Total Metal Fabricate/Hardware		151,895
Mining — 5.2%
Anglo American PLC (United Kingdom)(a)	1,967	32,515
AngloGold Ashanti Ltd. (South Africa)(a)	1,857	63,769
BHP Billiton Ltd. (Australia)(a)	537	35,066
BHP Billiton PLC (United Kingdom)(a)	1,438	82,239
Cia de Minas Buenaventura SA (Peru)(a)	2,123	80,632
Gold Fields Ltd. (South Africa)(a)	2,634	33,742
Impala Platinum Holdings Ltd. (South Africa)(a)	1,505	24,712
Newcrest Mining Ltd. (Australia)(a)	3,295	77,564
Randgold Resources Ltd. (Jersey Islands)(a)	1,017	91,540
St Barbara Ltd. (Australia)*(a)	8,503	74,571
Sterlite Industries India Ltd. (India)(a)	12,625	95,697
Xstrata PLC (United Kingdom)(a)	15,817	39,701
Total Mining		731,748
Miscellaneous Manufacturing — 0.9%
FUJIFILM Holdings Corp. (Japan)(a)	3,158	59,370
Siemens AG (Germany)(a)	806	67,761
Total Miscellaneous Manufacturing		127,131

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2012

Investments	Shares	Value
Office/Business Equipment — 0.3%
Canon, Inc. (Japan)(a)	1,183	$47,249
Oil & Gas — 7.1%
BG Group PLC (United Kingdom)(a)	3,172	65,153
BP PLC (United Kingdom)(a)	819	33,202
China Petroleum & Chemical Corp. (China)(a)	423	37,727
CNOOC Ltd. (Hong Kong)(a)	187	37,634
Ecopetrol SA (Colombia)(a)	1,397	77,939
Eni SpA (Italy)(a)	1,839	78,194
Ensco PLC, Class A (United Kingdom)	1,556	73,085
MOL Hungarian Oil and Gas PLC (Hungary)(a)	2,515	90,439
PetroChina Co. Ltd. (China)(a)	377	48,686
Repsol YPF SA (Spain)(a)	4,889	78,126
Royal Dutch Shell PLC, Class A (United Kingdom)(a)	1,245	83,950
Sasol Ltd. (South Africa)(a)	1,008	42,790
Statoil ASA (Norway)(a)	3,063	73,083
Surgutneftegas OJSC (Russia)(a)	14,302	81,522
Total SA (France)(a)	1,377	61,896
Tullow Oil PLC (United Kingdom)(a)	1,939	22,124
Woodside Petroleum Ltd. (Australia)(a)	698	22,741
Total Oil & Gas		1,008,291
Oil & Gas Services — 1.9%
Cie Generale de Geophysique - Veritas (France)*(a)	3,630	93,835
Petrofac Ltd. (Jersey Islands)(a)	5,364	58,468
Subsea 7 SA (Luxembourg)(a)	3,038	59,879
Technip SA (France)(a)	1,994	51,944
Total Oil & Gas Services		264,126
Packaging & Containers — 0.3%
Rexam PLC (United Kingdom)(a)	1,489	49,003
Pharmaceuticals — 3.4%
Daiichi Sankyo Co. Ltd. (Japan)(a)	995	16,676
Elan Corp. PLC (Ireland)*(a)	2,777	40,516
GlaxoSmithKline PLC (United Kingdom)(a)	1,257	57,281

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2012

Investments	Shares	Value
Pharmaceuticals — 3.4% (continued)
Grifols SA (Spain)*(a)	8,999	$86,390
Ipsen SA (France)(a)	6,782	41,438
Novartis AG (Switzerland)(a)	673	37,621
NOVO Nordisk A/S (Denmark)(a)	326	47,381
Roche Holding AG (Switzerland)(a)	831	35,916
Sanofi (France)(a)	359	13,563
Shire PLC (Jersey Islands)(a)	640	55,290
Teva Pharmaceutical Industries Ltd. (Israel)(a)	1,404	55,374
Total Pharmaceuticals		487,446
Retail — 2.7%
CIE Financiere Richemont SA (Switzerland)(a)	11,736	63,492
Hennes & Mauritz AB (Sweden)(a)	3,899	27,839
Inditex SA (Spain)(a)	2,232	46,091
Kingfisher PLC (United Kingdom)(a)	7,435	66,469
Marks & Spencer Group PLC (United Kingdom)(a)	3,857	39,496
Seven & I Holdings Co. Ltd. (Japan)(a)	899	53,994
Swatch Group AG (The) (Switzerland)(a)	3,064	60,483
Wal-Mart de Mexico SAB de CV (Mexico)(a)	760	20,246
Total Retail		378,110
Semiconductors — 1.6%
Advanced Semiconductor Engineering, Inc. (Taiwan)(a)	10,105	41,127
ARM Holdings PLC (United Kingdom)(a)	960	22,838
ASML Holding NV (Netherlands)	706	36,303
Infineon Technologies AG (Germany)(a)	1,694	11,367
ROHM Co. Ltd. (Japan)(a)	625	11,919
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)(a)	2,860	39,926
United Microelectronics Corp. (Taiwan)(a)	29,614	64,262
Total Semiconductors		227,742
Software — 0.3%
Dassault Systemes SA (France)(a)	453	42,627
Telecommunications — 7.6%
Alcatel-Lucent (France)*(a)	24,156	39,374
America Movil SAB d CV, Series L (Mexico)(a)	1,021	26,607

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2012

Investments	Shares	Value
Telecommunications — 7.6% (continued)
BT Group PLC (United Kingdom)(a)	1,263	$41,906
China Mobile Ltd. (Hong Kong)(a)	355	19,408
China Telecom Corp. Ltd. (China)(a)	782	34,424
China Unicom Ltd. (Hong Kong)(a)	5,280	66,264
Deutsche Telekom AG (Germany)(a)	2,451	26,794
Hellenic Telecommunications Organization SA (Greece)(a)	52,738	65,923
KDDI Corp. (Japan)(a)	3,221	52,180
Mobile TeleSystems (Russia)(a)	1,654	28,449
MTN Group Ltd. (South Africa)(a)	3,848	66,147
Nippon Telegraph & Telephone Corp. (Japan)(a)	887	20,525
NTT DoCoMo, Inc. (Japan)(a)	1,597	26,590
PT Telekomunikasi Indonesia Tbk (Indonesia)(a)	453	15,778
Singapore Telecommunications Ltd. (Singapore)(a)	1,245	32,607
Swisscom AG (Switzerland)(a)	409	16,385
Telecom Corp. of New Zealand Ltd. (New Zealand)(a)	6,189	58,362
Telefonaktiebolaget LM Ericsson (Sweden)(a)	6,284	57,373
Telenor ASA (Norway)(a)	1,475	73,352
Telstra Corp. Ltd. (Australia)(a)	1,961	36,965
Tim Participacoes SA (Brazil)(a)	1,969	54,069
Turkcell Iletisim Hizmetleri AS (Turkey)*(a)	8,308	104,265
VimpelCom Ltd. (Bermuda)(a)	9,770	79,235
Vivendi SA (France)(a)	719	13,238
Vodafone Group PLC (United Kingdom)(a)	1,033	29,110
Total Telecommunications		1,085,330
Transportation — 1.2%
Deutsche Post AG (Germany)(a)	4,084	72,001
East Japan Railway Co. (Japan)(a)	9,001	93,520
Total Transportation		165,521
Water — 1.0%
Cia de Saneamento Basico do Estado do Sao Paulo (Brazil)(a)	700	53,102
United Utilities Group PLC (United Kingdom)(a)	921	19,636
Veolia Environnement SA (France)(a)	5,696	71,883
Total Water		144,621
Total Common Stocks (Cost $15,081,438)		13,828,655

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2012

Investments	Shares	Value
MONEY MARKET FUND — 2.5%
Fidelity Institutional Prime Money Market Portfolio – Class I (Cost $349,329)	349,329	$349,329
Total Investments — 99.7% (Cost $15,430,767)		14,177,984
Other Assets in Excess of Liabilities — 0.3%		40,732
Net Assets — 100.0%		$14,218,716

ADR — American Depositary Receipt

(a)	American Depositary Receipt
*	Non-income producing security

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Advertising	1.5%
Aerospace/Defense	0.9
Agriculture	0.7
Airlines	0.5
Apparel	0.4
Auto Manufacturers	3.6
Auto Parts & Equipment	0.4
Banks	13.8
Beverages	3.0
Biotechnology	0.3
Building Materials	0.6
Chemicals	2.0
Coal	0.4
Commercial Services	0.5
Computers	0.4
Cosmetics/Personal Care	0.7
Distribution/Wholesale	1.7
Diversified Financial Services	2.7
Electric	3.8
Electrical Components & Equipment	1.0
Electronics	0.7
Engineering & Construction	0.3
Food	3.5
Food Service	0.3
Forest Products & Paper	0.5

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

% of Net Assets
Gas	0.1
Hand/Machine Tools	0.6
Healthcare – Products	0.6
Healthcare – Services	0.5
Holding Companies – Diversified	0.8
Home Builders	0.1
Household Products / Wares	0.3
Insurance	6.5
Internet	1.3
Iron/Steel	1.3
Leisure Time	0.2
Lodging	1.7
Machinery – Construction & Mining	0.8
Machinery – Diversified	1.2
Media	2.4
Metal Fabricate/Hardware	1.1
Mining	5.2
Miscellaneous Manufacturing	0.9
Office/Business Equipment	0.3
Oil & Gas	7.1
Oil & Gas Services	1.9
Packaging & Containers	0.3
Pharmaceuticals	3.4
Retail	2.7
Semiconductors	1.6
Software	0.3
Telecommunications	7.6
Transportation	1.2
Water	1.0
Money Market Fund	2.5
Total Investments	99.7
Other Assets in Excess of Liabilities	0.3
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MEIDELL TACTICAL ADVANTAGE ETF
Schedule of Investments

June 30, 2012

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 49.4%
Debt Fund — 19.5%
SPDR Barclays Capital 1 – 3 Month T-Bill ETF	24,078	$1,103,013
Equity Fund — 29.9%
iShares Russell 1000 Index Fund	3,734	280,834
iShares S&P 100 Index Fund	4,522	282,489
iShares S&P 500 Growth Index Fund	3,902	286,836
iShares S&P 500 Index Fund	2,045	279,654
iShares S&P 500 Value Index Fund	4,488	279,513
iShares S&P SmallCap 600 Growth Index Fund	3,472	280,295
Total Equity Funds		1,689,621
Total Exchange Traded Funds (Cost $2,774,696)		2,792,634
MONEY MARKET FUND — 3.3%
Dreyfus Institutional Reserves Treasury Fund – Institutional Class (Cost $188,312)	188,312	188,312
Total Investments — 52.7% (Cost $2,963,008)		2,980,946
Other Assets in Excess of Liabilities — 47.3%		2,671,463
Net Assets — 100.0%		$5,652,409

ETF — Exchange Traded Fund

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Money Market Fund	3.3%
Debt Fund	19.5
Equity Fund	29.9
Total Investments	52.7
Other Assets in Excess of Liabilities	47.3
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
PERITUS HIGH YIELD ETF
Schedule of Investments

June 30, 2012

Investments	Shares	Value
CORPORATE BONDS — 85.9%
Advertising — 2.4%
Affinion Group, Inc., 7.88%, 12/15/18	2,555,000	$2,190,913
Aerospace/Defense — 2.0%
Ducommun, Inc., 9.75%, 07/15/18	1,740,000	1,840,050
Auto Manufacturers — 1.0%
Navistar International Corp., 8.25%, 11/01/21	985,000	949,294
Auto Parts & Equipment — 2.8%
Exide Technologies, 8.63%, 02/01/18	3,282,000	2,605,088
Beverages — 2.5%
CEDC Finance Corp. International, Inc., 9.13%, 12/01/16‡	3,650,000	2,326,875
Chemicals — 4.4%
American Pacific Corp., 9.00%, 02/01/15	2,175,000	2,119,266
Phibro Animal Health Corp., 9.25%, 07/01/18‡	2,030,000	1,999,550
Total Chemicals		4,118,816
Commercial Services — 6.3%
DynCorp International, Inc., 10.38%, 07/01/17	3,079,000	2,647,940
Harland Clarke Holdings Corp., 9.50%, 05/15/15	3,805,000	3,177,175
Total Commercial Services		5,825,115
Computers — 6.3%
Spansion LLC, 7.88%, 11/15/17	2,500,000	2,412,500
Stream Global Services, Inc., 11.25%, 10/01/14	2,151,000	2,204,775
Unisys Corp., 12.50%, 01/15/16	1,113,000	1,185,345
Total Computers		5,802,620
Distribution / Wholesale — 3.1%
SGS International, Inc., 12.00%, 12/15/13	2,815,000	2,829,075
Diversified Financial Services — 1.1%
GFI Group, Inc., 8.38%, 07/19/18	1,175,000	992,875

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
PERITUS HIGH YIELD ETF
Schedule of Investments (continued)

June 30, 2012

Investments	Shares	Value
Electrical Components & Equipment — 1.7%
Advanced Lighting Technologies, Inc., 10.50%, 06/01/19‡	1,600,000	$1,568,000
Electronics — 3.0%
Sanmina-SCI Corp., 7.00%, 05/15/19‡	1,000,000	975,000
Stoneridge, Inc., 9.50%, 10/15/17‡	1,715,000	1,768,594
Total Electronics		2,743,594
Food — 9.2%
Bumble Bee Acquisition Corp., 9.00%, 12/15/17‡	2,275,000	2,280,687
Chiquita Brands International, Inc., 7.50%, 11/01/14	1,820,000	1,815,450
Harmony Foods Corp., 10.00%, 05/01/16‡	2,230,000	2,324,775
SUPERVALU, Inc., 8.00%, 05/01/16	2,020,000	2,055,350
Total Food		8,476,262
Forest Products & Paper — 2.3%
Exopack Holding Corp., 10.00%, 06/01/18	2,110,000	2,125,825
Healthcare – Products — 10.2%
Kinetic Concepts, Inc., 12.50%, 11/01/19‡	2,715,000	2,484,225
Merge Healthcare, Inc., 11.75%, 05/01/15	2,850,000	2,956,875
Rotech Healthcare, Inc., 10.50%, 03/15/18	2,375,000	1,211,250
Rotech Healthcare, Inc., 10.75%, 10/15/15	2,885,000	2,784,025
Total Healthcare – Products		9,436,375
Healthcare – Services — 8.6%
Alliance Healthcare Services, Inc., 8.00%, 12/01/16	3,410,000	2,566,025
Radiation Therapy Services, Inc., 8.88%, 01/15/17‡	1,010,000	974,650
Radnet Management, Inc., 10.38%, 04/01/18	2,005,000	2,015,025
Select Medical Holdings Corp., 6.49%, 09/15/15@	2,425,000	2,364,375
Total Healthcare – Services		7,920,075
Household Products / Wares — 2.3%
Central Garden & Pet Co., 8.25%, 03/01/18	2,125,000	2,140,937
Leisure Time — 2.6%
ICON Health & Fitness, 11.88%, 10/15/16‡	2,725,000	2,391,187
Miscellaneous Manufacturing — 2.4%
JB Poindexter & Co., Inc., 9.00%, 04/01/22‡	2,235,000	2,246,175

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
PERITUS HIGH YIELD ETF
Schedule of Investments (continued)

June 30, 2012

Investments	Shares	Value
Oil & Gas — 5.9%
United Refining Co., 10.50%, 02/28/18	2,760,000	$2,842,800
Venoco, Inc., 11.50%, 10/01/17	2,475,000	2,611,125
Total Oil & Gas		5,453,925
Retail — 2.0%
RadioShack Corp., 6.75%, 05/15/19	2,450,000	1,831,375
Telecommunications — 2.5%
Cincinnati Bell, Inc., 8.75%, 03/15/18	2,400,000	2,322,000
Transportation — 1.3%
PHI, Inc., 8.63%, 10/15/18	1,185,000	1,202,775
Total CORPORATE BONDS (Cost $81,897,839)		79,339,226
FOREIGN BONDS — 11.0%
Airlines — 3.9%
Air Canada, 12.00%, 02/01/16 (Canada)‡	4,069,711	3,611,868
Oil & Gas — 1.8%
Welltec A/S, 8.00%, 02/01/19 (Denmark)‡	1,710,000	1,650,150
Transportation — 5.3%
CHC Helicopter SA, 9.25%, 10/15/20 (Luxembourg)	2,786,000	2,737,245
Navios Maritime Holdings, Inc., 8.13%, 02/15/19 (Marshall Islands)	2,470,000	2,124,200
Total Transportation		4,861,445
Total FOREIGN BONDS (Cost $10,579,572)		10,123,463
MONEY MARKET FUND — 0.9%
BlackRock Liquidity Funds TempFund Portfolio – Dollar Class (Cost $792,229)	792,229	792,229
Total Investments — 97.8% (Cost $93,269,640)		90,254,918
Other Assets in Excess of Liabilities — 2.2%		2,073,571
Net Assets — 100.0%		$92,328,489

‡	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
@	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2012.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
PERITUS HIGH YIELD ETF
Schedule of Investments (continued)

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Advertising	2.4%
Aerospace/Defense	2.0
Airlines	3.9
Auto Manufacturers	1.0
Auto Parts & Equipment	2.8
Beverages	2.5
Chemicals	4.4
Commercial Services	6.3
Computers	6.3
Distribution / Wholesale	3.1
Diversified Financial Services	1.1
Electrical Components & Equipment	1.7
Electronics	3.0
Food	9.2
Forest Products & Paper	2.3
Healthcare – Products	10.2
Healthcare – Services	8.6
Household Products / Wares	2.3
Leisure Time	2.6
Miscellaneous Manufacturing	2.4
Oil & Gas	7.7
Retail	2.0
Telecommunications	2.5
Transportation	6.6
Money Market Fund	0.9
Total Investments	97.8
Other Assets in Excess of Liabilities	2.2
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
ROCKLEDGE SECTOR SAM ETF
Schedule of Investments

June 30, 2012

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 103.8%
Equity Fund — 103.8%
Financial Select Sector SPDR Fund	45,112	$659,537
Health Care Select Sector SPDR Fund	17,181	652,878
Technology Select Sector SPDR Fund	22,773	654,724
Utilities Select Sector SPDR Fund	17,559	649,507
Total Investments Before Securities Sold, Not Yet Purchased (Cost $2,550,857)		2,616,646
Securities Sold, Not Yet Purchased — (104.8)%
Equity Fund — (104.8)%
Consumer Discretionary Select Sector SPDR Fund	14,158	(619,837)
Consumer Staples Select Sector SPDR Fund	19,300	(671,061)
Energy Select Sector SPDR Fund	9,007	(597,794)
Industrial Select Sector SPDR Fund	15,937	(568,473)
Materials Select Sector SPDR Fund	5,244	(185,061)
Total Securities Sold, Not Yet Purchased (Proceeds Received $(2,576,302))		(2,642,226)
Total Investments — (1.0%) (Cost $(25,445))		(25,580)
Other Assets in Excess of Liabilities — 101.0%		2,547,590
Net Assets — 100.0%		$2,522,010

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Equity Fund	(1.0)%
Total Investments	(1.0)
Other Assets in Excess of Liabilities	101.0%
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
TRIMTABS FLOAT SHRINK ETF
Schedule of Investments

June 30, 2012

Investments	Shares	Value
COMMON STOCKS — 99.7%
Aerospace/Defense — 2.0%
General Dynamics Corp.	1,269	$83,704
Raytheon Co.	1,458	82,508
Total Aerospace/Defense		166,212
Agriculture — 2.9%
Altria Group, Inc.	2,349	81,158
Lorillard, Inc.	603	79,566
Philip Morris International, Inc.	936	81,675
Total Agriculture		242,399
Apparel — 2.9%
Carter's, Inc.*	1,530	80,478
Coach, Inc.	1,377	80,527
Ralph Lauren Corp.	567	79,414
Total Apparel		240,419
Auto Parts & Equipment — 1.0%
WABCO Holdings, Inc.*	1,638	86,699
Beverages — 2.2%
Brown-Forman Corp., Class B	828	80,192
Constellation Brands, Inc., Class A*	3,650	98,769
Total Beverages		178,961
Biotechnology — 1.0%
Gilead Sciences, Inc.*	1,557	79,843
Chemicals — 2.0%
Albemarle Corp.	1,368	81,587
NewMarket Corp.	378	81,875
Total Chemicals		163,462
Commercial Services — 12.0%
Apollo Group, Inc., Class A*	2,280	82,513
Chemed Corp.	1,332	80,506
Corporate Executive Board Co. (The)	2,034	83,150
Gartner, Inc.*	1,863	80,202
Global Payments, Inc.	1,944	84,039
ITT Educational Services, Inc.*	1,359	82,559

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
TRIMTABS FLOAT SHRINK ETF
Schedule of Investments (continued)

June 30, 2012

Investments	Shares	Value
Commercial Services — 12.0% (continued)
Lender Processing Services, Inc.	3,294	$83,272
Moody's Corp.	2,250	82,237
Robert Half International, Inc.	2,907	83,053
SEI Investments Co.	4,149	82,524
Strayer Education, Inc.	783	85,363
Zillow, Inc., Class A*	2,277	87,961
Total Commercial Services		997,379
Computers — 3.9%
Brocade Communications Systems, Inc.*	16,605	81,863
Dell, Inc.*	6,624	82,933
Diebold, Inc.	2,196	81,054
International Business Machines Corp.	405	79,210
Total Computers		325,060
Diversified Financial Services — 5.0%
American Express Co.	1,404	81,727
Franklin Resources, Inc.	765	84,907
Greenhill & Co., Inc.	2,376	84,704
NASDAQ Omx Group, Inc. (The)*	3,726	84,469
World Acceptance Corp.*	1,215	79,947
Total Diversified Financial Services		415,754
Electrical Components & Equipment — 1.0%
Belden, Inc.	2,475	82,541
Electronics — 2.9%
Mettler-Toledo International, Inc.*	513	79,951
Tech Data Corp.*	1,692	81,504
Waters Corp.*	1,017	80,821
Total Electronics		242,276
Food — 2.0%
Fresh Market, Inc. (The)*	1,494	80,123
Snyders-Lance, Inc.	3,258	82,200
Total Food		162,323
Healthcare – Products — 4.9%
C.R. Bard, Inc.	756	81,224
Cyberonics, Inc.*	1,755	78,870

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
TRIMTABS FLOAT SHRINK ETF
Schedule of Investments (continued)

June 30, 2012

Investments	Shares	Value
Healthcare – Products — 4.9% (continued)
Idexx Laboratories, Inc.*	837	$80,461
Masimo Corp.*	3,780	84,596
Varian Medical Systems, Inc.*	1,323	80,399
Total Healthcare – Products		405,550
Healthcare – Services — 1.0%
Laboratory Corp. of America Holdings*	882	81,682
Home Furnishings — 1.0%
Tempur-Pedic International, Inc.*	3,708	86,730
Insurance — 1.0%
Axis Capital Holdings Ltd. (Bermuda)	2,520	82,026
Internet — 4.0%
Ancestry.com, Inc.*	3,010	82,865
F5 Networks, Inc.*	819	81,540
OpenTable, Inc.*	1,818	81,828
Symantec Corp.*	5,643	82,444
Total Internet		328,677
Media — 2.0%
DIRECTV, Class A*	1,683	82,164
Viacom, Inc., Class B	1,710	80,404
Total Media		162,568
Metal Fabricate/Hardware — 1.0%
Mueller Industries, Inc.	1,953	83,178
Mining — 1.0%
Southern Copper Corp.	2,637	83,092
Miscellaneous Manufacturing — 2.0%
Cooper Industries PLC, Class A (Ireland)	1,197	81,611
Illinois Tool Works, Inc.	1,539	81,398
Total Miscellaneous Manufacturing		163,009
Office/Business Equipment — 1.0%
Pitney Bowes, Inc.	5,445	81,512

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
TRIMTABS FLOAT SHRINK ETF
Schedule of Investments (continued)

June 30, 2012

Investments	Shares	Value
Oil & Gas — 2.0%
CVR Energy, Inc.*	3,240	$86,119
Exxon Mobil Corp.	978	83,688
Total Oil & Gas		169,807
Pharmaceuticals — 2.9%
Herbalife Ltd. (Cayman Islands)	1,674	80,904
Medicis Pharmaceutical Corp., Class A	2,385	81,448
Pfizer, Inc.	3,588	82,524
Total Pharmaceuticals		244,876
Retail — 21.0%
Abercrombie & Fitch Co., Class A	2,628	89,720
Best Buy Co., Inc.	4,197	87,969
Brinker International, Inc.	2,619	83,468
Cheesecake Factory, Inc. (The)*	2,664	85,141
Chico's FAS, Inc.	5,643	83,742
Children's Place Retail Stores, Inc. (The)*	1,708	85,110
Cracker Barrel Old Country Store, Inc.	1,323	83,084
Dillard's, Inc., Class A	1,260	80,237
First Cash Financial Services, Inc.*	2,018	81,063
Gamestop Corp., Class A	4,500	82,620
Gap, Inc. (The)	2,997	81,998
Hibbett Sports, Inc.*	1,413	81,544
Home Depot, Inc. (The)	1,539	81,552
HSN, Inc.	2,016	81,346
Panera Bread Co., Class A*	567	79,062
PetSmart, Inc.	1,206	82,225
Ross Stores, Inc.	1,215	75,901
Saks, Inc.*	8,208	87,415
Staples, Inc.	6,300	82,215
Walgreen Co.	2,709	80,132
Williams-Sonoma, Inc.	2,404	84,068
Total Retail		1,739,612
Semiconductors — 4.1%
Atmel Corp.*	12,897	86,410
Cirrus Logic, Inc.*	2,826	84,441

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
TRIMTABS FLOAT SHRINK ETF
Schedule of Investments (continued)

June 30, 2012

Investments	Shares	Value
Semiconductors — 4.1% (continued)
QLogic Corp.*	5,923	$81,086
Veeco Instruments, Inc.*	2,502	85,969
Total Semiconductors		337,906
Software — 7.0%
Acxiom Corp.*	5,706	86,218
Akamai Technologies, Inc.*	2,610	82,868
BMC Software, Inc.*	1,908	81,433
CA, Inc.	3,132	84,846
Electronic Arts, Inc.*	6,705	82,807
Fiserv, Inc.*	1,134	81,897
Intuit, Inc.	1,386	82,259
Total Software		582,328
Telecommunications — 2.0%
Cisco Systems, Inc.	4,770	81,901
Neustar, Inc., Class A*	2,541	84,869
Total Telecommunications		166,770
Toys/Games/Hobbies — 1.0%
Mattel, Inc.	2,484	80,581
Total Investments — 99.7% (Cost $7,946,006)		8,263,232
Other Assets in Excess of Liabilities — 0.3%		27,642
Net Assets — 100.0%		$8,290,874

*	Non-income producing security

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
TRIMTABS FLOAT SHRINK ETF
Schedule of Investments (continued)

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Aerospace/Defense	2.0%
Agriculture	2.9
Apparel	2.9
Auto Parts & Equipment	1.0
Beverages	2.2
Biotechnology	1.0
Chemicals	2.0
Commercial Services	12.0
Computers	3.9
Diversified Financial Services	5.0
Electrical Components & Equipment	1.0
Electronics	2.9
Food	2.0
Healthcare – Products	4.9
Healthcare – Services	1.0
Home Furnishings	1.0
Insurance	1.0
Internet	4.0
Media	2.0
Metal Fabricate/Hardware	1.0
Mining	1.0
Miscellaneous Manufacturing	2.0
Office/Business Equipment	1.0
Oil & Gas	2.0
Pharmaceuticals	2.9
Retail	21.0
Semiconductors	4.1
Software	7.0
Telecommunications	2.0
Toys/Games/Hobbies	1.0
Total Investments	99.7
Other Assets in Excess of Liabilities	0.3
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
WCM/BNY MELLON FOCUSED GROWTH ADR ETF
Schedule of Investments

June 30, 2012

Investments	Shares	Value
COMMON STOCKS — 92.1%
Beverages — 9.5%
Cia de Bebidas DAS Americas (Brazil)(a)	4,983	$190,998
Coca-Cola Enterprises, Inc.	7,044	197,514
Coca-Cola Femsa SAB de CV (Mexico)(a)	1,724	225,637
Total Beverages		614,149
Biotechnology — 3.7%
Novozymes A/S (Denmark)(a)	9,245	238,521
Chemicals — 4.8%
Potash Corp. of Saskatchewan, Inc. (Canada)	7,144	312,121
Commercial Services — 4.1%
Sgs SA (Switzerland)(a)	14,053	263,213
Computers — 2.6%
Infosys Ltd. (India)(a)	3,709	167,127
Cosmetics / Personal Care — 4.8%
L'Oreal SA (France)(a)	13,412	313,841
Distribution / Wholesale — 5.7%
LI & Fung Ltd. (Hong Kong)(a)	96,265	369,658
Diversified Financial Services — 3.0%
Lazard Ltd., Class A (Bermuda)	7,469	194,119
Engineering & Construction — 2.9%
ABB Ltd. (Switzerland)*(a)	11,346	185,167
Food — 5.6%
BRF – Brasil Foods SA (Brazil)(a)	6,659	101,150
Nestle SA (Switzerland)(a)	4,388	262,139
Total Food		363,289
Healthcare – Products — 4.7%
Essilor International SA (France)(a)	6,502	302,278
Holding Companies – Diversified — 2.3%
LVMH Moet Hennessy Louis Vuitton SA (France)(a)	4,842	146,422
Insurance — 4.1%
ACE Ltd. (Switzerland)	3,574	264,941

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
WCM/BNY MELLON FOCUSED GROWTH ADR ETF
Schedule of Investments (continued)

June 30, 2012

Investments	Shares	Value
Internet — 3.6%
Baidu, Inc. (China)*(a)	2,016	$231,800
Machinery – Diversified — 2.8%
Fanuc Corp. (Japan)(a)	6,618	181,333
Oil & Gas Services — 4.3%
Core Laboratories N.V. (Netherlands)	2,402	278,392
Pharmaceuticals — 5.3%
NOVO Nordisk A/S (Denmark)(a)	2,356	342,421
Retail — 7.3%
Arcos Dorados Holdings, Inc., Class A (Argentina)	20,153	297,861
Wal-Mart de Mexico SAB de CV (Mexico)(a)	6,654	177,263
Total Retail		475,124
Semiconductors — 6.9%
Arm Holdings PLC (United Kingdom)(a)	5,244	124,755
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)(a)	22,814	318,483
Total Semiconductors		443,238
Transportation — 4.1%
Canadian National Railway Co. (Canada)	3,159	266,556
Total Common Stocks (Cost $6,144,175)		5,953,710
MONEY MARKET FUND — 8.1%
Invesco Government & Agency Portfolio – Private Investment Class (Cost $521,354)	521,354	521,354
Total Investments — 100.2% (Cost $6,665,529)		6,475,064
Liabilities in Excess of Other Assets — (0.2%)		(12,655)
Net Assets — 100.0%		$6,462,409

ADR — American Depositary Receipt

*	Non-income producing security
(a)	American Depositary Receipt

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
WCM/BNY MELLON FOCUSED GROWTH ADR ETF
Schedule of Investments (continued)

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Beverages	9.5%
Biotechnology	3.7
Chemicals	4.8
Commercial Services	4.1
Computers	2.6
Cosmetics / Personal Care	4.8
Distribution / Wholesale	5.7
Diversified Financial Services	3.0
Engineering & Construction	2.9
Food	5.6
Healthcare – Products	4.7
Holding Companies – Diversified	2.3
Insurance	4.1
Internet	3.6
Machinery – Diversified	2.8
Oil & Gas Services	4.3
Pharmaceuticals	5.3
Retail	7.3
Semiconductors	6.9
Transportation	4.1
Money Market Fund	8.1
Total Investments	100.2
Liabilities in Excess of Other Assets	(0.2)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Assets and Liabilities

June 30, 2012

	Accuvest Global Long Short ETF	Accuvest Global Opportunities ETF	Active Bear ETF	Cambria Global Tactical ETF	Dent Tactical ETF	Global Echo ETF
ASSETS
Investments, at Cost	$17,153,014	$13,364,761	$183,818,915	$75,928,576	$3,792,422	$5,144,173
Investments, at Market Value	17,578,142	13,461,519	183,818,915	78,256,009	3,861,204	5,202,633
Cash	65,216	—	66,557,758	—	—	—
Cash collateral held at brokers	9,655,360	—	373,667,097	—	—	—
Receivable from Securities Sold	1,394,636	—	25,480,392	—	2,844,372	486,631
Capital Shares Receivable	121,287	—	4,221,474	—	—	—
Interest Receivable	—	—	1,116	297	143	8,072
Dividend Receivable	5,270	—	—	7,930	1,602	6,108
Reclaim Receivable	—	—	—	—	—	—
Due from Investment Advisor	—	—	—	—	7,150	—
Prepaid Trustee Fees	148	148	148	148	148	—
Prepaid Expenses	8,841	10,838	6,040	1,610	4,226	—
Total Assets	28,828,900	13,472,505	653,752,940	78,265,994	6,718,845	5,703,444
LIABILITIES
Due to Custodian	—	—	—	227	120	1,224
Securities Sold, Not Yet Purchased *	10,713,565	—	301,334,083	—	—	—
Advisory Payable	7,189	7,627	348,582	45,893	—	12,871
Payable for Securities Purchased	—	—	38,393,012	—	—	605,051
Capital Shares Payable	—	—	—	—	—	—
Dividend Payable	—	—	212,461	—	—	—
Interest Payable	57,329	—	133,515	—	—	—
Payable to Global Echo Foundation	—	—	—	—	—	4,681
Accrued Expenses	28,853	22,625	107,804	48,926	39,874	—
Total Liabilities	10,806,936	30,252	340,529,457	95,046	39,994	623,827
NET ASSETS	$18,021,964	$13,442,253	$313,223,483	$78,170,948	$6,678,851	$5,079,617
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$22,850,125	$14,316,721	$321,627,591	$96,424,454	$8,249,828	$5,027,441
Undistributed Net Investment Income (Loss)	(194,819)	128,764	(2,880,389)	349,617	(217,067)	—
Accumulated Net Gain (Loss) on Investments	(5,214,203)	(1,099,990)	(12,114,300)	(20,930,556)	(1,422,692)	(6,284)
Unrealized Appreciation (Depreciation) on Investments	580,861	96,758	6,590,581	2,327,433	68,782	58,460
NET ASSETS	$18,021,964	$13,442,253	$313,223,483	$78,170,948	$6,678,851	$5,079,617
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	850,000	550,000	13,425,000	3,300,000	375,000	100,000
Net Asset Value (NAV) Per Share	$21.20	$24.44	$23.33	$23.69	$17.81	$50.80
*Proceeds Received from Securities Sold, Not Yet Purchased	$10,869,298	$—	$307,924,664	$—	$—	$—

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Assets and Liabilities

June 30, 2012

	Madrona Domestic ETF	Madrona Global Bond ETF	Madrona International ETF	Meidell Tactical Advantage ETF	Peritus High Yield ETF	Rockledge SectorSAM ETF	TrimTabs Float Shrink ETF	WCM/BNY Mellon Focused Growth ADR ETF
ASSETS
Investments, at Cost	$15,176,677	$20,903,353	$15,430,767	$2,963,008	$93,269,640	$2,550,857	$7,946,006	$6,665,529
Investments, at Market Value	15,194,233	21,263,040	14,177,984	2,980,946	90,254,918	2,616,646	8,263,232	6,475,064
Cash	2,250	—	—	—	—	80,079	—	—
Cash collateral held at brokers	—	—	—	—	—	2,466,533	—	—
Receivable from Securities Sold	—	—	—	2,697,833	702,042	—	2,553,077	—
Capital Shares Receivable	—	—	—	—	—	—	585,563	—
Interest Receivable	8	17	1,523	9	2,196,788	—	—	8
Dividend Receivable	17,104	9,388	64,315	2,708	—	—	5,491	1,305
Reclaim Receivable	—	—	2,273	—	—	—	—	8,215
Due from Investment Advisor	—	—	—	—	—	8,912	—	19,110
Prepaid Trustee Fees	148	148	148	148	148	148	148	148
Prepaid Expenses	6,981	6,982	8,137	6,673	2,550	14,238	16,858	3,220
Total Assets	15,220,724	21,279,575	14,254,380	5,688,317	93,156,446	5,186,556	11,424,369	6,507,070
LIABILITIES
Due to Custodian	—	39,237	1,290	120	706,420	—	3,848	8,710
Securities Sold, Not Yet Purchased*	—	—	—	—	—	2,642,226	—	—
Advisory Payable	2,333	7,757	2,841	5,546	77,248	—	2,696	—
Payable for Securities Purchased	—	—	—	—	—	—	—	—
Capital Shares Payable	—	—	—	—	—	—	3,096,884	—
Dividend Payable	—	—	—	—	—	—	—	—
Interest Payable	—	—	—	—	—	404	—	—
Payable to Global Echo Foundation	—	—	—	—	—	—	—	—
Accrued Expenses	30,171	37,612	31,533	30,242	44,289	21,916	30,067	35,951
Total Liabilities	32,504	84,606	35,664	35,908	827,957	2,664,546	3,133,495	44,661
NET ASSETS	$15,188,220	$21,194,969	$14,218,716	$5,652,409	$92,328,489	$2,522,010	$8,290,874	$6,462,409
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$16,191,196	$20,837,769	$17,284,924	$5,992,434	$95,167,840	$2,588,482	$7,970,755	$6,801,503
Undistributed Net Investment Income (Loss)	17,812	5,036	143,255	407	221,026	(13,425)	12,490	12,232
Accumulated Net Gain (Loss) on Investments	(1,038,344)	(7,523)	(1,956,680)	(358,370)	(45,655)	(52,912)	(9,597)	(160,861)
Unrealized Appreciation (Depreciation) on Investments	17,556	359,687	(1,252,783)	17,938	(3,014,722)	(135)	317,226	(190,465)
NET ASSETS	$15,188,220	$21,194,969	$14,218,716	$5,652,409	$92,328,489	$2,522,010	$8,290,874	$6,462,409
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized	600,000	825,000	675,000	225,000	1,900,000	100,000	250,000	225,000
Net Asset Value (NAV) Per Share	$25.31	$25.69	$21.06	$25.12	$48.59	$25.22	$33.16	$28.72
*Proceeds Received from Securities Sold, Not Yet Purchased	$—	$—	$—	$—	$—	$2,576,302	$—	$—

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Operations

Period Ended June 30, 2012

	Accuvest Global Long Short ETF	Accuvest Global Opportunities ETF(1)	Active Bear ETF	Cambria Global Tactical ETF	Dent Tactical ETF	Global Echo ETF(2)
INVESTMENT INCOME:
Dividend Income	$221,031	$184,221	$–	$2,554,894	$69,017	$20,187
Interest Income	—	—	8,316	4,782	827	1,288
Foreign withholding tax	—	—	—	—	—	(1,228)
Total Investment Income	221,031	184,221	8,316	2,559,676	69,844	20,247
EXPENSES:
Advisory Fees	146,642	42,148	2,178,565	1,235,278	132,616	18,875
Dividend Expense	225,490	—	1,023,723	—	—	—
Professional Fees	74,663	33,713	49,160	23,377	29,457	—
Accounting & Administration Fees	49,325	1,773	60,930	83,150	87,791	—
Offering Fees	13,788	—	32,147	20,784	—	—
Exchange Listing Fees	13,668	7,663	3,559	7,890	10,957	—
Pricing Fees	11,845	3,514	6,842	6,047	6,606	—
Report to Shareholders	11,263	8,673	51,695	45,624	6,142	—
Custody Fees	3,981	569	9,063	27,344	188	—
Insurance Fees	3,476	—	31	2,037	1,472	—
Transfer Agent Fees	2,092	379	16,808	11,211	65	—
Trustee Fees	600	777	102	—	7,756	—
Interest on Securities Sold Short	141,845	—	969,392	—	—	—
Contribution to Global Echo Foundation	—	—	—	—	—	6,864
Licensing Fees	—	—	—	—	—	—
Miscellaneous Fees	2,261	1,632	35,648	25,566	437	—
Total Expenses	700,939	100,841	4,437,665	1,488,308	283,487	25,739
Advisory Fees Waived/Recoupment	(146,642)	(45,384)	15,251	(129,383)	(110,076)	—
Expense Reimbursement	(58,011)	—	—	—	—	—
Net Expenses	496,286	55,457	4,452,916	1,358,925	173,411	25,739
Net Investment Income (Loss)	(275,255)	128,764	(4,444,600)	1,200,751	(103,567)	(5,492)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net Realized Gain (Loss) on:
Investments	(1,911,082)	(1,099,990)	(6,817,156)	(19,405,065)	(1,443,529)	(8,396)
In-Kind Redemptions	64,443	—	—	3,960,479	10,095	(48,896)
Swaps	61,025	—	—	—	—	—
Short Sales	1,321,906	—	—	(12,734)	—	—
Futures	(249,614)	—	—	—	—	—
Distributions by other Investment Companies	—	—	—	170,106	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	520,641	96,758	—	81,278	(44,620)	58,460
Short Sales	351,827	—	6,206,740	—	—	—
Swaps	540,381	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)	699,527	(1,003,232)	(610,416)	(15,205,936)	(1,478,054)	1,168
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATONS	$424,272	$(874,468)	$(5,055,016)	$(14,005,185)	$(1,581,621)	$(4,324)

(1)	Represents the period January 25, 2012 (commencement of operations) to June 30, 2012.
(2)	Represents the period May 23, 2012 (commencement of operations) to June 30,2012.
(3)	Represents the period January 11, 2012 (commencement of operations) to June 30, 2012.
(4)	Represents the period October 5, 2011 (commencement of operations) to June 30, 2012.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Operations

Period Ended June 30, 2012

	Madrona Domestic ETF	Madrona Global Bond ETF	Madrona International ETF	Meidell Tactical Advantage ETF	Peritus High Yield ETF	Rockledge SectorSAM ETF(3)	TrimTabs Float Shrink ETF(4)	WCM/BNY Mellon Focused Growth ADR ETF
INVESTMENT INCOME:
Dividend Income	$244,197	$595,287	$381,390	$46,106	$–	$13,352	$64,300	$125,849
Interest Income	76	145	1,885	11	6,715,467	—	2	45
Foreign withholding tax	(68)	—	(40,595)	—	—	—	—	(17,037)
Total Investment Income	244,205	595,432	342,680	46,117	6,715,467	13,352	64,302	108,857
EXPENSES:
Advisory Fees	118,078	78,989	100,238	53,257	739,093	60,000	48,942	119,999
Dividend Expense	—	—	—	—	—	11,327	—	—
Professional Fees	27,916	27,044	27,916	27,180	31,988	30,049	34,151	96,132
Accounting & Administration Fees	22,639	13,771	21,477	11,511	43,083	495	6,461	56,003
Offering Fees	—	—	—	—	24,805	—	—	6,532
Exchange Listing Fees	17,925	17,925	17,925	17,583	9,575	7,647	5,925	8,519
Pricing Fees	5,542	5,541	5,541	5,543	13,787	3,321	3,115	6,874
Report to Shareholders	5,195	5,126	4,924	6,567	16,685	8,750	8,994	3,450
Custody Fees	11,846	1,398	9,578	1,447	7,970	195	5,815	382
Insurance Fees	858	861	800	385	492	—	—	118
Transfer Agent Fees	1,124	1,200	953	263	5,351	89	386	—
Trustee Fees	1,525	1,525	1,525	1,547	—	776	981	650
Interest on Securities Sold Short	—	—	—	—	—	7,543	—	—
Contribution to Global Echo Foundation	—	—	—	—	—	—	—	—
Licensing Fees	—	—	—	—	—	—	—	6,268
Miscellaneous Fees	2,197	3,444	2,104	—	11,461	290	940	573
Total Expenses	214,845	156,824	192,981	125,283	904,290	130,482	115,710	305,500
Advisory Fees Waived/Recoupment	(30,265)	(5,992)	(36,187)	(53,257)	2,779	(60,000)	(66,768)	(119,999)
Expense Reimbursement	90	—	—	(26,316)	—	(33,860)	—	(94,033)
Net Expenses	184,670	150,832	156,794	45,710	907,069	36,622	48,942	91,468
Net Investment Income (Loss)	59,535	444,600	185,886	407	5,808,398	(23,270)	15,360	17,389

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net Realized Gain (Loss) on:
Investments	(1,046,602)	(7,866)	(1,985,407)	(354,783)	373,200	60,794	1,951,225	(90,359)
In-Kind Redemptions	286,578	45,128	28,655	205,220	—	53,402	(985,266)	532,629
Swaps	—	—	—	—	—	—	—	—
Short Sales	—	—	—	—	—	(103,861)	—	—
Futures	—	—	—	—	—	—	—	—
Distributions by other Investment Companies	—	—	—	—	33	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(88,849)	359,809	(1,356,411)	8,535	(2,589,171)	65,789	317,226	(1,162,845)
Short Sales	—	—	—	—	—	(65,924)	—	—
Swaps	—	—	—	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)	(848,873)	397,071	(3,313,163)	(141,028)	(2,215,938)	10,200	1,283,185	(720,575)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATONS	$(789,338)	$841,671	$(3,127,277)	$(140,621)	$3,592,460	$(13,070)	$1,298,545	$(703,186)

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	Accuvest Global Long Short ETF(1)		Accuvest Global Opportunities ETF	Active Bear ETF
	Year ended June 30, 2012	For the period July 9, 2010* to June 30, 2011	For the period January 25, 2012* to June 30, 2012	Year ended June 30, 2012	For the period January 27, 2011* to June 30, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$(275,255)	$(856,178)	$128,764	$(4,444,600)	$(509,195)
Net Realized Gain (Loss) on Investment Transactions	(713,322)	(2,721,092)	(1,099,990)	(6,817,156)	(3,765,080)
Net Change in Unrealized Appreciation (Depreciation) on Investment Transactions	1,412,849	(831,988)	96,758	6,206,740	383,841
Net Increase (Decrease) In Net Assets Resulting From Operations	424,272	(4,409,258)	(874,468)	(5,055,016)	(3,890,434)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	—	—	—	—	—
Net Realized Gains	(46,188)	—	—	—	—
Total Distributions	(46,188)	—	—	—	—
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	18,018,647	53,672,974	14,316,721	363,431,857	64,290,026
Value of Shares Redeemed	(9,760,167)	(39,878,316)	—	(95,542,692)	(10,010,258)
Net Increase (Decrease) From Capital Stock Transactions	8,258,480	13,794,658	14,316,721	267,889,165	54,279,768
Net Increase (Decrease) In Net Assets	8,636,564	9,385,400	13,442,253	262,834,149	50,389,334
Net Assets:
Beginning of Period	9,385,400	—	—	50,389,334	—
End of Period	18,021,964	9,385,400	13,442,253	313,223,483	50,389,334
Undistributed Net Investment Income (Loss)	(194,819)	—	128,764	(2,880,389)	—
Changes in Shares Outstanding
Shares Outstanding, Beginning of Period	450,000	—	—	2,225,000	—
Shares Sold	850,000	2,150,000	550,000	15,025,000	2,650,000
Shares Redeemed	(450,000)	(1,700,000)	—	(3,825,000)	(425,000)
End of Period	850,000	450,000	550,000	13,425,000	2,225,000

*	Commencement of operations
(1)	Formerly Mars Hill Global Relative Value ETF

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	Cambria Global Tactical ETF		Dent Tactical ETF		Global Echo ETF	Madrona Domestic ETF
	Year ended June 30, 2012	For the period October 26, 2010* to June 30, 2011	Year ended June 30, 2012	Year ended June 30, 2011	For the period May 23, 2012* to June 30, 2012	Year ended June 30, 2012	For the period June 21, 2011* to June 30, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$1,200,751	$1,038,919	$(103,567)	$(224,436)	$(5,492)	$59,535	$157
Net Realized Gain (Loss) on Investment Transactions	(15,287,214)	(1,305,691)	(1,433,434)	2,245,846	(57,292)	(760,024)	—
Net Change in Unrealized Appreciation (Depreciation) on Investment Transactions	81,278	2,246,155	(44,620)	164,517	58,460	(88,849)	106,405
Net Increase (Decrease) In Net Assets Resulting From Operations	(14,005,185)	1,979,383	(1,581,621)	2,185,927	(4,324)	(789,338)	106,562
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	(1,214,084)	(577,538)	—	(32,743)	—	(39,582)	—
Net Realized Gains	—	—	—	—	—	—	—
Total Distributions	(1,214,084)	(577,538)	—	(32,743)	—	(39,582)	—
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	9,060,733	244,207,308	1,248,355	5,107,681	25,000,000	15,229,540	2,500,000
Value of Shares Redeemed	(94,507,088)	(66,772,581)	(10,000,409)	(12,068,621)	(19,916,059)	(1,818,962)	—
Net Increase (Decrease) From Capital Stock Transactions	(85,446,355)	177,434,727	(8,752,054)	(6,960,940)	5,083,941	13,410,578	2,500,000
Net Increase (Decrease) In Net Assets	(100,665,624)	178,836,572	(10,333,675)	(4,807,756)	5,079,617	12,581,658	2,606,562
Net Assets:
Beginning of Period	178,836,572	—	17,012,526	21,820,282	—	2,606,562	—
End of Period	78,170,948	178,836,572	6,678,851	17,012,526	5,079,617	15,188,220	2,606,562
Undistributed Net Investment Income (Loss)	349,617	472,283	(217,067)	(210,640)	—	17,812	157
Changes in Shares Outstanding
Shares Outstanding, Beginning of Period	6,900,000	—	830,000	1,160,000	—	100,000	—
Shares Sold	350,000	9,450,000	65,000	260,000	500,000	575,000	100,000
Shares Redeemed	(3,950,000)	(2,550,000)	(520,000)	(590,000)	(400,000)	(75,000)	—
End of Period	3,300,000	6,900,000	375,000	830,000	100,000	600,000	100,000

*	Commencement of operations.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	Madrona Global Bond ETF		Madrona International ETF
	Year ended June 30, 2012	For the period June 21, 2011* to June 30, 2011	Year ended June 30, 2012	For the period June 21, 2011* to June 30, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$444,600	$1,149	$185,886	$790
Net Realized Gain (Loss) on Investment Transactions	37,262	—	(1,956,752)	12,669
Net Change in Unrealized Appreciation (Depreciation) on Investment Transactions	359,809	(122)	(1,356,411)	103,628
Net Increase (Decrease) In Net Assets Resulting From Operations	841,671	1,027	(3,127,277)	117,087
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	(441,742)	—	(43,912)	—
Net Realized Gains	—	—	(13,200)	—
Total Distributions	(441,742)	—	(57,112)	—
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	19,573,154	2,500,000	16,407,072	2,500,000
Value of Shares Redeemed	(1,279,141)	—	(1,621,054)	—
Net Increase (Decrease) From Capital Stock Transactions	18,294,013	2,500,000	14,786,018	2,500,000
Net Increase (Decrease) In Net Assets	18,693,942	2,501,027	11,601,629	2,617,087
Net Assets:
Beginning of Period	2,501,027	—	2,617,087	—
End of Period	21,194,969	2,501,027	14,218,716	2,617,087
Undistributed Net Investment Income (Loss)	5,036	1,149	143,255	790
Changes in Shares Outstanding
Shares Outstanding, Beginning of Period	100,000	—	100,000	—
Shares Sold	775,000	100,000	650,000	100,000
Shares Redeemed	(50,000)	—	(75,000)	—
End of Period	825,000	100,000	675,000	100,000

*	Commencement of operations
(1)	Formerly Mars Hill Global Relative Value ETF

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	Meidell Tactical Advantage ETF		Peritus High Yield ETF		Rockledge SectorSAM ETF	TrimTabs Float Shrink ETF	WCM/BNY MellonFocused Growth ADR ETF
	Year ended June 30, 2012	For the period June 23, 2011* to June 30, 2011	Year ended June 30, 2012	For the period December 1, 2010* to June 30, 2011	For the period January 11, 2012* to June 30, 2012	For the period October 5, 2011* to June 30, 2012	Year ended June 30, 2012	For the period July 21, 2010* to June 30, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$407	$546	$5,808,398	$1,097,603	$(23,270)	$15,360	$17,389	$34,265
Net Realized Gain (Loss) on Investment Transactions	(149,563)	(3,994)	373,233	597,832	10,335	965,959	442,270	191,372
Net Change in Unrealized Appreciation (Depreciation) on Investment Transactions	8,535	9,403	(2,589,171)	(425,551)	(135)	317,226	(1,162,845)	972,380
Net Increase (Decrease) In Net Assets Resulting From Operations	(140,621)	5,955	3,592,460	1,269,884	(13,070)	1,298,545	(703,186)	1,198,017
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	(1,366)	—	(5,707,019)	(1,009,110)	—	(2,501)	(25,106)	(24,332)
Net Realized Gains	—	—	(612,898)	—	—	—	(27,533)	—
Total Distributions	(1,366)	—	(6,319,917)	(1,009,110)	—	(2,501)	(52,639)	(24,332)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	7,926,365	2,500,000	58,595,073	46,184,231	5,057,608	37,243,628	4,339,699	9,578,612
Value of Shares Redeemed	(4,637,924)	—	(7,389,685)	(2,594,447)	(2,522,528)	(30,248,798)	(5,772,068)	(2,101,694)
Net Increase (Decrease) From Capital Stock Transactions	3,288,441	2,500,000	51,205,388	43,589,784	2,535,080	6,994,830	(1,432,369)	7,476,918
Net Increase (Decrease) In Net Assets	3,146,454	2,505,955	48,477,931	43,850,558	2,522,010	8,290,874	(2,188,194)	8,650,603
Net Assets:
Beginning of Period	2,505,955	—	43,850,558	—	—	—	8,650,603	—
End of Period	5,652,409	2,505,955	92,328,489	43,850,558	2,522,010	8,290,874	6,462,409	8,650,603
Undistributed Net Investment Income(Loss)	407	1,366	221,026	94,853	(13,425)	12,490	12,232	14,402
Changes in Shares Outstanding
Shares Outstanding, Beginning of Period	100,000	—	850,000	—	—	—	275,000	—
Shares Sold	300,000	100,000	1,200,000	900,000	200,000	1,200,000	150,000	350,000
Shares Redeemed	(175,000)	—	(150,000)	(50,000)	(100,000)	(950,000)	(200,000)	(75,000)
End of Period	225,000	100,000	1,900,000	850,000	100,000	250,000	225,000	275,000

*	Commencement of operations.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Cash Flows

	Accuvest Global Long Short ETF	Active Bear ETF	Rockledge SectorSAM ETF
	For the year ended June 30, 2012		For the period January 11, 2012* to June 30, 2012
CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Dividends received	$215,761	$—	$13,352
Interest received	—	7,200	—
Operating expenses paid	(46,025)	(2,067,786)	(19,134)
Net purchases of short-term investments	(6,620)	(159,376,580)	—
Realized gain on swap contracts	61,025	—	—
Realized loss on futures contracts	(249,614)	—	—
Purchases of long-term investments	(51,553,500)	—	(13,239,031)
Proceeds from disposition of long-term investments	42,208,840	—	10,802,370
Increase in receivables for securities sold	(1,394,636)	(24,542,678)	—
Increase in payables for securities purchased	—	37,890,877	—
Net increase in short sales	5,069,374	256,603,317	2,472,441
Dividends paid	(311,902)	(839,819)	(10,923)
Interest paid	(84,516)	(876,419)	(7,543)
Net Cash Provided (Used) By Operating Activities	(6,091,813)	106,798,112	11,532
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Proceeds from sale of shares	8,137,193	266,522,492	2,535,080
Distributions from realized gains	(46,188)	—	—
Deposits with brokers for swap contracts and short sales	(2,089,858)	(328,006,992)	(2,466,533)
Net Cash Flows Provided By Financing Activities	6,001,147	(61,484,500)	68,547
NET INCREASE IN CASH	(90,666)	45,313,612	80,079
Cash, Beginning of period	155,882	21,244,146	—
Cash, End of period	$65,216	$66,557,758	$80,079
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Decrease in Net Assets From Operations	$424,272	$(5,055,016)	$(13,070)
Increase/ Decrease in investments, at value	(5,170,022)	97,837,153	25,580
Increase in payable for securities purchased	—	37,890,877	—
Increase in receivable for securities sold	(1,394,636)	(24,542,678)	—
Increase in interest receivable	—	(1,116)	—
Increase in dividends receivable	(5,270)	—	—
Increase/ Decrease in prepaid expense	74,709	25,959	(14,386)
Increase in interest payable	57,329	92,973	404
Increase/ Decrease in dividends payable	(86,412)	183,904	—
Increase in accrued expenses	8,217	366,056	13,004
Total Adjustments	(6,516,085)	111,853,128	24,602
Net Cash Flows Provided (Used) By Operating Activities	$(6,091,813)	$106,798,112	$11,532

*	Commencement of operations

See accompanying Notes to Financial Statements.

(This page intentionally left blank.)

ADVISORSHARES TRUST
Financial Highlights

	Accuvest Global Long Short ETF(1)		Accuvest Global Opportunities ETF	Active Bear ETF
	Year ended June 30, 2012	For the period July 9, 2010* to June 30, 2011	For the period January 25, 2012* to June 30, 2012	Year ended June 30, 2012	For the period January 27, 2011* to June 30, 2011
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$20.86	$25.00	$25.00	$22.65	$25.00
Investment Operations
Net Investment Income (Loss)(2)	(0.68)	(0.67)	0.31	(0.72)	(0.30)
Net Realized and Unrealized Gain (Loss) on Investments	1.33	(3.47)	(0.87)	1.40	(2.05)
Distributions of Net Realized Gains by other investment companies	—	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	0.65	(4.14)	(0.56)	0.68	(2.35)
Distributions from Net Investment Income	(0.31)	—	—	—	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(0.31)	—	—	—	—
Net Asset Value, End of Period	$21.20	$20.86	$24.44	$23.33	$22.65
Market Value, End of Period	$21.22	$20.86	$24.45	$23.34	$22.65
Total Return
Total Investment Return Based on Net Asset Value(4)	3.15%	(16.56)%	(2.24)%	3.00%	(9.40)%
Total Investment Return Based on Market(4)	3.24%	(16.56)%	(2.20)%	3.05%	(9.40)%
Ratios/Supplemental Data
Net Assets, End of Period (000's omitted)	$18,022	$9,385	$13,442	$313,223	$50,389
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements, excluding interest and dividend expense(5)	1.50%	1.50%	1.25%	1.69%	1.79%
Expenses, prior to expense waivers and reimbursements, including interest and dividend expense(5)	8.15%	3.33%	2.27%	3.06%	3.16%
Expenses, prior to expense waivers and reimbursements, excluding interest and dividend expense(5)	3.88%	1.73%	2.27%	1.68%	1.88%
Net investment Income (Loss)(5)	(3.20)%	(2.82)%	2.90%	(3.06)%	(3.07)%
Portfolio Turnover Rate(6)	365%	751%	135%	756%	635%

*	Commencement of operations.
(1)	Formerly Mars Hill Global Relative Value ETF.
(2)	Based on average shares outstanding.
(3)	Less than $0.005.
(4)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, revinvestment of all dividends and distributions at market value during the period, and sale at the market value on the last day of the period.
(5)	Ratios for periods of less than one year have been annualized.
(6)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund's capital shares.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	Cambria Global Tactical ETF		Dent Tactical ETF			Global Echo ETF	Madrona Domestic ETF
	Year ended June 30, 2012	For the period October 26, 2010* to June 30, 2011	Year ended June 30, 2012	Year ended June 30, 2011	For the period September 16, 2009* to June 30, 2010	For the period May 23, 2012* to June 30, 2012	Year ended June 30, 2012	For the period June 21, 2011* to June 30, 2011
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$25.92	$25.10	$20.50	$18.81	$20.00	$50.00	$26.07	$25.00
Investment Operations
Net Investment Income (Loss)(2)	0.21	0.25	(0.17)	(0.21)	0.08	(0.02)	0.10	— (3)
Net Realized and Unrealized Gain (Loss) on Investments	(2.24)	0.79	(2.52)	1.93	(1.06)	0.82	(0.79)	1.07
Distributions of Net Realized Gains by other investment companies	—	—	—	—	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	(2.03)	1.04	(2.69)	1.72	(0.98)	0.80	(0.69)	1.07
Distributions from Net Investment Income	—	(0.22)	—	(0.03)	(0.21)	—	(0.07)	—
Distributions from Realized Capital Gains	(0.20)	—	—	—	—	—	—	—
Total Distributions	(0.20)	(0.22)	—	(0.03)	(0.21)	—	(0.07)	—
Net Asset Value, End of Period	$23.69	$25.92	$17.81	$20.50	$18.81	$50.80	$25.31	$26.07
Market Value, End of Period	$23.64	$25.93	$17.78	$20.48	$18.80	$50.99	$25.28	$26.07
Total Return
Total Investment Return Based on Net Asset Value(4)	(7.84)%	4.17%	(13.12)%	9.14%	(4.95)%	1.60%	(2.65)%	4.28%
Total Investment Return Based on Market(4)	(8.07)%	4.20%	(13.18)%	9.10%	(4.92)%	1.98%	(2.76)%	4.28%
Ratios/Supplemental Data
Net Assets, End of Period (000's omitted)	$78,171	$178,837	$6,679	$17,013	$21,820	$5,080	$15,188	$2,607
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements, excluding interest and dividend expense(5)	0.99%	1.02%	1.50%	1.49%	1.50%	1.50%	1.25%	1.25%
Expenses, net of expense waivers and reimbursements, excluding interest and dividend expense(5)	1.08%	1.04%	2.45%	2.26%	2.45%	1.50%	1.46%	10.96%
Expenses, prior to expense waivers and reimbursements, excluding interest and dividend expense(5)	1.08%	1.04%	2.45%	2.26%	2.45%	1.50%	1.46%	10.96%
Net investment Income (Loss)(5)	0.87%	1.45%	(0.90)%	(1.05)%	0.51%	(0.32)%	0.40%	0.23%
Portfolio Turnover Rate(6)	475%	187%	958%	456%	501%	70%	40%	0%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	Madrona Global Bond ETF		Madrona International ETF
	Year ended June 30, 2012	For the period June 21, 2011* to June 30, 2011	Year ended June 30, 2012	For the period June 21, 2011* to June 30, 2011
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$25.01	$25.00	$26.17	$25.00
Investment Operations
Net Investment Income (Loss)(2)	0.71	0.01	0.32	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.67	—	(5.33)	1.16
Distributions of Net Realized Gains by other investment companies	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	1.38	0.01	(5.01)	1.17
Distributions from Net Investment Income	(0.70)	—	(0.08)	—
Distributions from Realized Capital Gains	—	—	(0.02)	—
Total Distributions	(0.70)	—	(0.10)	—
Net Asset Value, End of Period	$25.69	$25.01	$21.06	$26.17
Market Value, End of Period	$25.68	$25.02	$21.11	$26.18
Total Return
Total Investment Return Based on Net Asset Value(4)	5.59%	0.04%	(19.11)%	4.68%
Total Investment Return Based on Market(4)	5.49%	0.08%	(18.95)%	4.72%
Ratios/Supplemental Data
Net Assets, End of Period (000's omitted)	$21,195	$2,501	$14,219	$2,617
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements, excluding interest and dividend expense(5)	0.95%	0.95%	1.25%	1.25%
Expenses, prior to expense waivers and reimbursements, including interest and dividend expense(5)	0.99%	11.08%	1.54%	10.99%
Expenses, prior to expense waivers and reimbursements, excluding interest and dividend expense(5)	0.99%	11.08%	1.54%	10.99%
Net investment Income (Loss)(5)	2.81%	1.68%	1.48%	1.14%
Portfolio Turnover Rate(6)	12%	0%	110%	19%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	Meidell Tactical Advantage ETF		Peritus High Yield ETF		Rockledge SectorSAM ETF	TrimTabs Float Shrink ETF	WCM/BNY Mellon Focused Growth ADR ETF
	Year ended June 30, 2012	For the period June 23, 2011* to June 30, 2011	Year ended June 30, 2012	For the period December 1, 2010* to June 30, 2011	For the period January 11, 2012* to June 30, 2012	For the period October 5, 2011* to June 30, 2012	Year ended June 30, 2012	For the period July 21, 2010* to June 30, 2011
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$25.06	$25.00	$51.59	$50.00	$25.54	$26.20	$31.46	$25.00
Investment Operations
Net Investment Income (Loss)(2)	— (3)	0.01	4.20	2.25	(0.24)	0.07	0.07	0.15
Net Realized and Unrealized Gain (Loss) on Investments	0.08	0.05	(2.74)	1.30	(0.08)	6.90	(2.58)	6.40
Distributions of Net Realized Gains by other investment companies	—	—	— (3)	—	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	0.08	0.06	1.46	3.55	(0.32)	6.97	(2.51)	6.55
Distributions from Net Investment Income	(0.02)	—	(3.99)	(1.96)	—	(0.01)	(0.11)	(0.09)
Distributions from Realized Capital Gains	—	—	(0.47)	—	—	—	(0.12)	—
Total Distributions	(0.02)	—	(4.46)	(1.96)	—	(0.01)	(0.23)	(0.09)
Net Asset Value, End of Period	$25.12	$25.06	$48.59	$51.59	$25.22	$33.16	$28.72	$31.46
Market Value, End of Period	$25.48	$25.07	$48.64	$51.87	$25.23	$33.24	$28.70	$31.58
Total Return
Total Investment Return Based on Net Asset Value(4)	0.31%	0.24%	3.27%	7.16%	(1.25)%	26.62%	(7.94)%	26.21%
Total Investment Return Based on Market(4)	1.71%	0.28%	2.75%	7.73%	(1.21)%	26.93%	(8.36)%	26.69%
Ratios/Supplemental Data
Net Assets, End of Period (000's omitted)	$5,652	$2,506	$92,328	$43,851	$2,522	$8,291	$6,462	$8,651
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements, excluding interest and dividend expense(5)	1.35%	1.35%	1.35%	1.34%	1.50%	0.99%	1.25%	1.25%
Expenses, prior to expense waivers and reimbursement, including interest and dividend expense	3.69%	13.70%	1.35%	1.57%	11.03%	2.34%	4.17%	3.04%
Expenses, prior to expense waivers and reimbursements, excluding interest and dividend expense(5)	3.69%	13.70%	1.35%	1.57%	9.43%	2.34%	4.17%	3.04%
Net investment Income (Loss)(5)	0.01%	1.00%	8.64%	7.47%	(1.97)%	0.31%	0.24%	0.52%
Portfolio Turnover Rate(6)	817%	5%	80%	81%	391%	201%	16%	34%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2012

1. Organization

AdvisorShares Trust (the “Trust”) was organized as a Delaware statutory trust on July 30, 2007 and has authorized capital of unlimited shares. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”). The Trust is comprised of 14 active funds (the “Funds” or “ETFs” and individually, the “Fund” or “ETF”):

Fund	Ticker	Commencement of Operations
Accuvest Global Long Short ETF (formerly Mars Hill Global Relative Value ETF)	AGLS	July 9, 2010
Accuvest Global Opportunities ETF	ACCU	January 25, 2012
Active Bear ETF	HDGE	January 27, 2011
Cambria Global Tactical ETF	GTAA	October 26, 2010
DENT Tactical ETF	DENT	September 16, 2009
Global Echo ETF	GIVE	May 23, 2012
Madrona Domestic ETF	FWDD	June 21, 2011
Madrona Global Bond ETF	FWDB	June 21, 2011
Madrona International ETF	FWDI	June 21, 2011
Meidell Tactical Advantage ETF	MATH	June 23, 2011
Peritus High Yield ETF	HYLD	December 1, 2010
Rockledge SectorSAM ETF	SSAM	January 11, 2012
TrimTabs Float Shrink ETF	TTFS	October 5, 2011
WCM/BNY Mellon Focused Growth ADR ETF	AADR	July 21, 2010

Effective December 1, 2011, the Mars Hill Global Relative Value ETF changed its name to Accuvest Global Long Short ETF. Additionally, as of December 1, 2011, Accuvest Global Advisors replaced Mars Hill Partners, LLC as sub-adviser to the Fund.

As of June 4, 2012, American Wealth Management replaced H.S. Dent Investment Management, LLC as sub-advisor to DENT Tactical ETF.

The DENT Tactical ETF seeks long term growth of capital by investing primarily in other exchange-traded funds (the “Underlying ETFs”).

Accuvest Global Long Short ETF seeks average annual returns in excess of the total return of the MSCI World Index by investing in both long and short positions in Underlying ETFs that offer diversified exposure to global regions. The Fund may also use derivatives tied to the broad market indices when establishing net long and net short exposure on top of the core long/short portfolio.

Cambria Global Tactical ETF seeks to preserve and grow capital by investing primarily in other Underlying ETFs that offer diversified exposure to global regions, countries, styles or sectors and exchange-traded products.

WCM/BNY Mellon Focused ADR ETF seeks long-term capital appreciation by investing primarily in other Underlying ETFs, American Depository Receipts (ADRs) included in the BNY Mellon Classic ADR Index, the Fund’s primary index, and swap contracts.

Peritus High Yield ETF seeks high current income by investing in a focused portfolio of high yield debt securities commonly referred to as “junk bonds”. The Fund does not have any portfolio maturity limitation and may invest in instruments with short-term, medium-term or long-term maturities.

Active Bear ETF seeks capital appreciation through short sales of domestically traded equity securities. The portfolio management team implements a bottom-up, fundamental, research driven security

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2012

1. Organization - (continued)

selection process. In selecting short positions, the Fund seeks to identify securities with low earnings quality or aggressive accounting which may be intended on the part of company management to mask operational deterioration and bolster the reported earnings per share over a short time period. In addition, the portfolio management team seeks to identify earnings driven events that may act as a catalyst to the price decline of a security, such as downwards earnings revisions or reduced forward guidance.

Madrona Domestic ETF seeks to provide long-term capital appreciation above the capital appreciation of its benchmark, the S&P 500 Index by selecting a portfolio of up to 500 of the largest U.S. traded equity securities using a weighted allocation system based on consensus analyst estimates of the present value of future expected earnings relative to the share price of each security.

Madrona International ETF seeks to provide long-term capital appreciation above the capital appreciation of its international benchmarks, such as the MSCI EAFE Index, the Fund’s primary benchmark, and the BNY Mellon Classic ADR Index, the Fund’s secondary benchmark. The Fund seeks to achieve this objective by selecting a portfolio primarily composed of at least 250 of the largest American Depositary Receipts (ADRs) from among the largest issuers of Europe, Australasia and the Far East (EAFE) and Canada. It’s portfolio may also include ADRs that provide exposure to certain markets deemed to be emerging markets.

Madrona Global Bond ETF seeks investment results that exceed the price and yield performance of its benchmark, the Barclays Capital Aggregate Bond Index. FWDB is sub-advised by Madrona Funds, LLC (Portfolio Manager). The Portfolio Manager seeks to achieve this objective by selecting a diversified portfolio of fixed income exchange-traded products (ETPs), including but not limited to, exchange-traded notes (ETNs), exchange-traded currency trusts and exchange-traded commodity pools. FWDB invests in at least 12 distinct global bond classes that cover the entire global investable bond universe. The Portfolio Manager constructs FWDB’s portfolio using a weighted allocation system based on historic yield curve analysis and a mean reversion strategy.

Meidell Tactical Advantage ETF seeks to provide long-term capital appreciation and capital preservation. The Fund is considered a “fund-of-funds” that seeks to achieve this investment objective by managing a tactical strategy that has the ability to dynamically rebalance the Fund’s portfolio from as much as 100% equity assets to 100% fixed income assets or cash and cash equivalents depending on market trends. The Fund employs a long tactical strategy that seeks to minimize portfolio losses by rotating out of higher volatility assets and lower volatility assets depending on the Fund’s current view of risks in different asset classes.

TrimTabs Float Shrink ETF seeks to generate long-term returns in excess of the total return of the Russell 3000® Index, with less volatility than the Russell 3000® Index. The Fund is an actively managed exchange-traded fund that seeks to achieve its investment objective by primarily investing in the broad U.S. equity market, as represented by the Russell 3000® Index. The Fund seeks to achieve this goal by investing in stocks with liquidity and fundamental characteristics that are historically associated with superior long-term performance.

Rockledge SectorSAM ETF seeks to generate stable and consistent annual returns under all market conditions by investing primarily in both long and short positions in Underlying ETFs that offer diversified exposure to U.S. large capitalization sectors.

Accuvest Global Opportunities ETF seeks long-term capital appreciation in excess of global equity benchmarks such as the MSCI All Country World Index by investing primarily in Underlying ETFs that provide diversified exposure to select economies around the world.

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2012

1. Organization - (continued)

Global Echo ETF seeks long-term capital appreciation with an emphasis on absolute (positive) returns and low sensitivity to traditional financial market indices, such as the S&P 500 Index, over a full market cycle. The Fund is a multi-manager, multi-strategy, broadly diversified, actively managed ETF with a focus on sustainable investing.

2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation

In computing each Fund’s NAV, the Fund’s securities holdings are valued based on their last readily available market price. Price information on listed securities, including Underlying ETFs, is taken from the exchange where the security is primarily traded. Securities regularly traded in an OTC market are valued at the latest quoted sales price on the primary exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Board of Trustees of the Trust.

Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method. Dividend income and distributions to shareholders are recognized on the ex-dividend date and interest income and expenses are recognized on the accrual basis.Premiums and discounts are amortized over the life of the bond using the effective interest method.

Expenses

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Equity Swaps

The DENT Tactical ETF, the Accuvest Global Long Short ETF and the Cambria Global Tactical ETF may invest in equity swaps to obtain exposure to the underlying referenced security, obtain leverage or enjoy the returns from ownership without actually owning equity. Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Funds’ risk of loss consists of the net amount of payments that the Funds are contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that the Adviser or

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2012

2. Summary of Significant Accounting Policies - (continued)

Sub-Adviser, as applicable, do not accurately analyze and predict future market trends, the values of assets or economic factors, the Funds may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid. Periodic payments received or paid by the Funds are recorded as realized gains or losses.

Short Sales

The Accuvest Global Long Short ETF, the Cambria Global Tactical ETF, the Active Bear ETF and the Rockledge SectorSAM ETF may sell securities it does not own as a hedge against some of its long positions and/or in anticipation of a decline in the market value of that security (short sale). When the Funds make a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Funds may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date as an expense. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The Funds are also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with broker for collateral for securities sold short is recorded as an asset on the Statement of Assets and Liabilities and securities segregated as collateral are denoted in the Schedule of Investments. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities; and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. The net amounts of income or fees paid by Accuvest Global Long Short ETF, Active Bear ETF and Rockledge SectorSAM ETF for the period ended June 30, 2012 are $141,845, $969,392 and $7,543, respectively, which are included as interest expense in the Statement of Operations.

Deposits with brokers and segregated cash for securities sold short represent cash balances on deposit with the Funds’ prime brokers and custodian. The Funds are subject to credit risk should the prime brokers be unable to meet its obligations to the Funds.

Futures Contracts

Certain of the Funds may invest in futures contracts (“futures”), may invest in futures in order to hedge its investments against fluctuations in value caused by changes in prevailing interest rates or market conditions. Such Funds may invest in futures as a primary investment strategy. Investments in futures may increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments a Fund holds. No monies are paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as ‘marking-to-the-market.’ Once a final determination of variation margin is made, additional cash is required to be paid by or released to a Fund, and a Fund

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2012

2. Summary of Significant Accounting Policies - (continued)

will realize a loss or gain. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying index. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures contract; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

Options

Certain of the Funds are authorized to write and purchase put and call options. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

Short-Term Investments

Each Fund may invest in high-quality short-term debt securities and money market instruments on an ongoing basis to maintain liquidity or pending selection of investments in accordance with its policies. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.

Money Market Investments

The Dent Tactical ETF invests a significant amount (28.2% as of June 30, 2012) in the Goldman Sachs Money Market Fund (“FSMXX”). FSMXX intends to invest in “Tier One” securities, including those issued or guaranteed by the U.S. Government, its agencies or instrumentalities, other high-quality U.S. money market securities, high-quality commercial paper and other short-term obligations of U.S. and foreign companies payable in U.S. dollars, and repurchase agreements relating to these securities.

Dividends and Distributions

Each Fund will generally pay out dividends to shareholders at least annually. Each Fund will distribute its net capital gains, if any, to shareholders annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S generally accepted accounting principles. Distributions are recorded on ex-dividend date.

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2012

2. Summary of Significant Accounting Policies - (continued)

Indemnifications

In the normal course of business, each Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements cannot be known; however, the Trust expects any risk of loss to be remote.

3. Investment Advisory Agreement and Other Agreements

Investment Advisory Agreement

Each Fund has entered into an Investment Advisory Agreement with AdvisorShares Investments, LLC (the “Advisor”). The Advisor acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of each Fund. Pursuant to the Advisory Agreement, the Advisor has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and has ultimate responsibility (subject to oversight by the Trust’s Board of Trustees) for oversight of the Trust’s sub-advisers. For its services, each Fund pays the Advisor an annual management fee and such fees do not include breakpoints. From time to time, the Advisor may waive all or a portion of its fee.

The Advisor’s annual management fee for each Fund is as follows:

Fund:	Rate:
DENT Tactical ETF	0.95%*
Accuvest Global Long Short ETF	1.35%*
Cambria Global Tactical ETF
$0 – $250,000,000	0.90%
$250,000,001 – $1,000,000,000	0.80%
$1,000,000,001 – $5,000,000,000	0.70%
$5,000,000,001 +	0.60%
WCM/BNY Mellon Focused Growth ADR ETF	0.75%*
Peritus High Yield ETF	1.10%*
Active Bear ETF	1.50%
Madrona Domestic ETF	0.80%**
Madrona International ETF	0.80%**
Madrona Global Bond ETF	0.50%**
Meidell Tactical Advantage ETF	1.20%***
TrimTabs Float Shrink ETF	0.99%
Rockledge SectorSAM ETF	1.25%*
Accuvest Global Opportunities ETF	0.95%
Global Echo ETF	1.10%

*	Subject to minimum fee of $10,000 per month.
**	Subject to minimum fee of $5,000 per month.
***	Subject to minimum fee of $5,000 per month for months 7 – 12 and $10,000 thereafter.

For the Global Echo Fund, as part of its agreement with the Trust, the Advisor has contractually agreed to pay all operating expenses of the Fund, including transfer agency, custody, fund administration, legal, audit and other services, except management fees, interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with the

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2012

3. Investment Advisory Agreement and Other Agreements - (continued)

execution of portfolio transactions, acquired fund fees and expenses, short dividend expenses, expenses of Independent Trustees (including any Trustees’ counsel fees), and extraordinary expenses.

Sub-Advisory Agreements

Each Fund’s investment sub-advisor provides investment advice and management services to the Fund. AdvisorShares supervises the day-to-day investment and reinvestment of the assets in the Fund and is responsible for monitoring the Fund’s adherence to its investment mandate. Pursuant to an investment sub-advisory agreement (“Investment Sub-Advisory Agreement”) between the sub-advisor and the Advisor, the sub-advisor receives an annual fee equal to the average daily net assets of the Fund.

American Wealth Management serves as investment sub-advisor to DENT Tactical ETF. They receive a sub-advisory fee at an annual fee equal to the average daily net assets of the Fund as follows:

AUM Schedule	Rate
$0 – $100,000,000	0.40%
$100,000,001 – $250,000,000	0.45%
$250,000,001 – $500,000,000	0.50%
$500,000,001 – $1,000,000,000	0.55%
$1,000,000,001 +	0.60%

Accuvest Global Advisors serves as investment sub-advisor to Accuvest Global Long Short ETF. They receive a sub-advisory fee at an annual fee equal to the average daily net assets of the Fund as follows:

AUM Schedule	Rate
$0 – $100,000,000	0.90%
$100,000,001 – $500,000,000	0.95%
$500,000,001 +	1.00%

Cambria Investment Management, Inc. serves as investment sub-advisor to Cambria Global Tactical ETF. They receive a sub-advisory fee at an annual fee equal to the average daily net assets of the Fund as follows:

AUM Schedule	Rate
$0 – $250,000,000	0.45%
$250,000,001 – $1,000,000,000	0.40%
$100,000,001 – $5,000,000,000	0.35%
$5,000,000,001 +	0.30%

WCM Investment Management serves as the investment sub-advisor to WCM/BNY Mellon Focused Growth ADR ETF. They receive a sub-advisory fee at an annual fee of 0.25% based on the average daily net assets.

Peritus I Asset Management, LLC serves as the investment sub-advisor to Peritus High Yield ETF. They receive a sub-advisory fee at an annual fee of 0.75% based on the average daily net assets.

Ranger Alternative Management LP, serves as investment sub-advisor to Active Bear ETF. They receive a sub-advisory fee at an annual fee of 1.00% based on the average daily net assets.

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2012

3. Investment Advisory Agreement and Other Agreements - (continued)

Madrona Funds LLC serves as investment sub-advisor to Madrona Domestic ETF, Madrona International ETF and Madrona Global Bond ETF. They receive a sub-advisor fee at an annual rate based on the average daily net assets.

Fund	Rate
Madrona Domestic ETF	0.40%
Madrona International ETF	0.40%
Madrona Global Bond ETF	0.25%

American Wealth Management serves as investment sub-advisor to Meidell Tactical Advantage ETF. They receive a sub-advisory fee at an annual fee of 0.70% based on the average daily net assets.

TrimTabs Asset Management, LLC serves as investment sub-advisor to TrimTabs Float Shrink ETF. They receive a sub-advisory fee at an annual fee of 0.64% based on the average daily net assets. From time to time, each sub-adviser may waive all or a portion of its fee.

Rockledge Advisors LLC serves as investment sub-advisor to Rockledge SectorSAM ETF. They receive a sub-advisory fee at an annual fee of 0.75% based on the average daily net assets.

Accuvest Global Advisors LLC serves as investment sub-advisor to Accuvest Global Opportunities ETF. They receive a sub-advisory fee at an annual fee of 0.50% based on the average daily net assets.

Baldwin Brothers, Inc., Community Capital Management, Inc., First Affirmative Financial Network, LLC and Reynders, McVeigh Capital Management, LLC serve as investment sub-advisors to Global Echo ETF. They receive a sub-advisory fee at an annual fee of 0.25% based on the average daily net assets.

Expense Limitation Agreement

The Advisor has contractually agreed to reduce their fees and reimburse expenses in order to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding a specified for each Fund’s average daily net assets. The expense limitation agreement will be terminated upon termination of the investment advisory agreement between the Advisor and the Fund. The investment advisory agreement may only be terminated with the approval of the Fund’s Board. The expense caps in effect for each Fund during the period ended June 30, 2012 were as follows:

Fund:	Rate:
DENT Tactical ETF	1.50%
Accuvest Global Long Short ETF	1.50%
Cambria Global Tactical ETF	0.99%
WCM/BNY Mellon Focused Growth ADR ETF	1.25%
Peritus High Yield ETF	1.35%
Active Bear ETF	1.85%
Madrona Domestic ETF	1.25%
Madrona International ETF	1.25%
Madrona Global Bond ETF	0.95%
Meidell Tactical Advantage ETF	1.35%
TrimTabs Float Shrink ETF	0.99%
Rockledge SectorSAM ETF	1.50%
Accuvest Global Opportunities ETF	1.25%
Global Echo ETF	—

For the period ended June 30, 2012, the Advisor waived fees and reimbursed expenses for each Fund as follows. Each Fund may recoup such waivers until the date indicated.

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2012

3. Investment Advisory Agreement and Other Agreements - (continued)

Fund:	Expenses Reimbursed:	Recoupment Amount:	Recoupment Expiration:
Accuvest Global Long Short ETF	$66,702	$66,702	6/30/2014
	204,653	204,653	6/30/2015
Total Accuvest Global Long Short ETF	271,355	271,355
Accuvest Global Opportunities ETF	45,384	45,384	6/30/2015
Total Accuvest Global Opportunities ETF	45,384	45,384
Active Bear ETF	15,251	—	6/30/2014
Total Active Bear ETF	15,251	—
Cambria Global Tactical ETF	9,250	8,884	6/30/2014
	129,383	129,383	6/30/2015
Total Cambria Global Tactical ETF	138,633	138,267
Dent Tactical ETF	176,554	176,554	6/30/2013
	164,643	164,643	6/30/2014
	110,076	110,076	6/30/2015
Total Dent Tactical ETF	451,273	451,273
Madrona Domestic ETF	6,733	6,733	6/30/2014
	30,175	30,175	6/30/2015
Total Madrona Domestic ETF	36,908	36,908
Madrona Global Bond ETF	6,948	6,948	6/30/2014
	5,992	5,992	6/30/2015
Total Madrona Global Bond ETF	12,940	12,940
Madrona International ETF	6,735	6,735	6/30/2014
	36,187	36,187	6/30/2015
Total Madrona International ETF	42,922	42,922
Meidell Tactical Advantage ETF	6,772	6,772	6/30/2014
	79,573	79,573	6/30/2015
Total Meidell Tactical Advantage ETF	86,345	86,345
Peritus High Yield ETF	33,512	30,732	6/30/2014
Total Peritus High Yield ETF	33,512	30,732
Rockledge SectorSAM ETF	93,860	93,860	6/30/2015
Total Rockledge SectorSAM ETF	93,860	93,860
Trimtabs Float Shrink ETF	66,768	66,768	6/30/2015
Total Trimtabs Float Shrink ETF	66,768	66,768
WCM/BNY Mellon Focused Growth ADR ETF	118,635	118,635	6/30/2014
	214,032	214,032	6/30/2015
Total WCM/BNY Mellon Focused Growth ADR ETF	332,667	332,667

As part of its agreement with the Trust, the Advisor has contractually agreed to pay all operating expenses of the Global Echo Fund. There are no expenses reimbursed or recouped for that Fund.

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2012

3. Investment Advisory Agreement and Other Agreements - (continued)

Administrator, Custodian, Fund Accountant and Transfer Agent

The Bank of New York Mellon (“BNYM”) (in each capacity, the “Administrator”, “Custodian”, “Fund Accountant” or “Transfer Agent”), serves as the Fund’s Administrator, Custodian, Fund Accountant and Transfer Agent pursuant to a certain Fund Administration and Accounting Agreement, a Custody Agreement or a Transfer Agency and Service Agreement, as the case may be.

Distribution and Service (12b-1) Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s distributor of Creation Units for the Fund pursuant to the distribution agreement. The Distributor does not maintain any secondary market shares.

The Funds have adopted a Distribution and Service Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. No fees are currently paid by each Fund under a Plan, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in each Fund.

4. Creation and Redemption Transactions

The Funds issue and redeem shares on a continuous basis at NAV in groups of 25,000 shares, at minimum, called “Creation Units.” Except when aggregated in Creation Units, shares are not redeemable securities of a Fund.

Only “Authorized Participants” may purchase or redeem shares directly from each Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

5. Summary of Fair Value Disclosure

The Financial Accounting Standard Board’s (“FASB”) Accounting Standards Codification (“ASC”) 820-10, Fair Value Measurements and Disclosures, defines fair value, establishes an authoritative framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosure about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.
Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3 —	Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2012

5. Summary of Fair Value Disclosure - (continued)

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933 as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g. an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s net asset value is computed and that may materially affect the value of the Fund’s investment). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts and acts of terrorism.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Funds’ assets carried at fair value:

Assets	Accuvest Global Long Short ETF	Accuvest Global Opportunities	Active Bear ETF	Cambria Global Tactical ETF	Dent Tactical ETF	Global Echo ETF	Madrona Domestic ETF
Level 1
Exchange Traded Funds	$17,571,522	$13,182,258	$—	$70,005,834	$1,979,105	$494,409	$—
Common Stocks	—	—	—	—	—	2,313,736	15,095,801
Money Market Fund	6,620	279,261	183,818,915	8,250,175	1,882,099	1,339,259	98,432
Level 2
Corporate Bonds	—	—	—	—	—	—	—
Foreign Bonds	—	—	—	—	—	—	—
Municipal Bonds	—	—	—	—	—	261,734	—
Government Bonds	—	—	—	—	—	793,495	—
Level 3	—	—	—	—	—	—	—
Liabilities
Level 1
Exchange Traded Funds	(10,713,565)	—	—	—	—	—	—
Common Stocks		—	(301,334,083)	—	—	—	—
Level 2	—	—	—	—	—	—	—
Level 3	—	—	—	—	—	—	—
Total	$6,864,577	$13,461,519	$(117,515,168)	$78,256,009	$3,861,204	$5,202,633	$15,194,233

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2012

5. Summary of Fair Value Disclosure - (continued)

Assets	Madrona Global Bond ETF	Madrona International ETF	Meidell Tactical Advantage ETF	Peritus High Yield ETF	Rockledge SectorSAM	TrimTabs Float Shrink ETF	WCM/BNY Mellon Focused Growth ADR ETF
Level 1
Exchange Traded Funds	$20,958,788	$—	$2,792,634	$—	$2,616,646	$—	$—
Common Stocks	—	13,828,655	—	—	—	8,263,232	5,953,710
Money Market Fund	304,252	349,329	188,312	792,229	—	—	521,354
Level 2
Corporate Bonds	—	—	—	79,339,226	—	—	—
Foreign Bonds	—	—	—	10,123,463	—	—	—
Municipal Bonds	—	—	—	—	—	—	—
Government Bonds	—	—	—	—	—	—	—
Level 3	—	—	—	—	—	—	—
Liabilities
Level 1
Exchange Traded Funds	—	—	—	—	(2,642,226)
Common Stocks	—	—	—	—	—	—	—
Level 2	—	—	—	—	—	—	—
Level 3	—	—	—	—	—	—	—
Total	$21,263,040	$14,177,984	$2,980,946	$90,254,918	$(25,580)	$8,263,232	$6,475,064

The Funds did not hold any Level 3 securities during the period reported.

The Funds’ policy is to disclose transfers between Levels based on valuations at the beginning of the reporting period. At June 30, 2012, there were no transfers between Level 1, 2, or 3, based on the valuation input Levels assigned to securities on June 30, 2011.

6. VALUATION OF DERIVATIVE INSTRUMENTS

The Funds have adopted authoritative standards of accounting for derivative instruments which establish disclosure requirement for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why a fund uses derivatives instruments, how derivatives instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations.

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective.

At June 30, 2012, there were no open derivative instruments.

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2012

6. VALUATION OF DERIVATIVE INSTRUMENTS - (continued)

Transactions in derivative instruments during the period ended June 30, 2012, were as follows:

Statement of Operations

Fund:	Realized Gain (Loss):	Equity Risk
Accuvest Global Long Short ETF	Futures Contracts	$(249,614)
Accuvest Global Long Short ETF	Swaps Contracts	61,025
		$(188,589)

Unrealized Loss:
Accuvest Global Long Short ETF	Swaps Contracts	$540,381

7. Federal Income Tax

The Funds intend to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to Federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders.

Accounting for Uncertainty in Income Taxes provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalty related to income taxes would be recorded as income tax expense.

Management of the Funds is required to analyze all open tax years (2010 – 2012), as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of June 30, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and is not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2012

7. Federal Income Tax - (continued)

At June 30, 2012, the cost of investments, including short positions, and net unrealized appreciation (depreciation) for federal income tax purposes was as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Accuvest Global Long Short ETF	$6,496,292	$945,915	$(577,630)	$368,285
Accuvest Global Opportunities ETF	13,436,007	312,998	(287,486)	25,512
Active Bear ETF	(116,854,148)	16,108,568	(16,769,588)	(661,020)
Cambria Global Tactical ETF	76,871,624	1,672,766	(288,381)	1,384,385
Dent Tactical ETF	3,837,560	23,972	(328)	23,644
Global Echo ETF	5,173,883	98,936	(70,186)	28,750
Madrona Domestic ETF	15,213,288	1,298,830	(1,317,885)	(19,055)
Madrona Global Bond ETF	20,913,985	562,388	(213,333)	349,055
Madrona International ETF	15,465,487	427,622	(1,715,125)	(1,287,503)
Meidell Tactical Advantage ETF	3,010,795	622	(30,471)	(29,849)
Peritus High Yield ETF	93,279,595	1,132,007	(4,156,684)	(3,024,677)
Rocklege SectorSAM ETF	46,433	43,506	(115,519)	(72,013)
Trim Tabs Float Shrink ETF	7,995,611	321,429	(53,808)	267,621
WCM/BNY Mellon Focused Growth ADR ETF	6,664,056	475,215	(664,207)	(188,992)

At June 30, 2012, the components of distributable earnings/loss on a tax-basis were as follows:

Fund	Undistributed Net Investment Income	Accumulated Capital and Other Gains/(Losses)	Timing Difference	Net Unrealized Appreciation (Deprection)	Total Earnings (Losses)

Accuvest Global Long Short ETF	$—	$(5,001,627)	$(194,819)	$368,285	$(4,828,161)
Accuvest Global Opportunities ETF	128,764	(1,028,744)	—	25,512	(874,468)
Active Bear ETF	—	(4,862,699)	(2,880,389)	(661,020)	(8,404,108)
Cambria Global Tactical ETF	349,617	(19,987,508)	—	1,384,385	(18,253,506)
Dent Tactical ETF	—	(1,572,126)	(22,494)	23,644	(1,570,976)
Global Echo ETF	23,426	—	—	28,750	52,176
Madrona Domestic ETF	17,812	(1,001,733)	—	(19,055)	(1,002,976)
Madrona Global Bond ETF	5,036	3,109	—	349,055	357,200
Madrona International ETF	143,764	(1,922,469)	—	(1,287,503)	(3,066,208)
Meidell Tactical Advantage ETF	407	(310,583)	—	(29,849)	(340,025)
Peritus High Yield ETF	221,026	(35,700)	—	(3,024,677)	(2,839,351)
Rocklege SectorSAM ETF	18,966	—	(13,425)	(72,013)	(66,472)
Trim Tabs Float Shrink ETF	52,498	—	—	267,621	320,119
WCM/BNY Mellon Focused Growth ADR ETF	12,232	(162,335)	—	(188,992)	(339,095)

The differences between book and tax basis components of net assets are primarily attributable to wash sale loss deferrals and other book and tax differences.

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2012

7. Federal Income Tax - (continued)

At June 30, 2012, the effect of permanent book/tax reclassifications resulted in increases/(decreases) to the components of net assets as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)	Paid-In Capital
Accuvest Global Long Short ETF	$80,436	$125,479	$(205,915)
Accuvest Global Opportunities ETF	—	—	—
Active Bear ETF	1,564,211	(1,532,064)	(32,147)
Cambria Global Tactical ETF	(109,333)	(1,689,118)	1,798,451
Dent Tactical ETF	97,140	10,742	(107,882)
Global Echo ETF	5,492	51,008	(56,500)
Madrona Domestic ETF	(2,298)	(278,320)	280,618
Madrona Global Bond ETF	1,029	(44,785)	43,756
Madrona International ETF	491	603	(1,094)
Meidell Tactical Advantage ETF	—	(204,813)	204,813
Peritus High Yield ETF	24,794	(403,822)	379,028
Rocklege SectorSAM ETF	9,845	(63,247)	53,402
Trim Tabs Float Shrink ETF	(369)	(975,556)	975,925
WCM/BNY Mellon Focused Growth ADR ETF	5,547	(532,644)	527,097

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of net operating losses and distribution reclassifications.

The tax character of distributions paid during the periods ended June 30, 2012 and 2011 were:

Fund	2012 Ordinary Income	2011 Ordinary Income
Accuvest Global Long Short ETF	$46,188	$—
Cambria Global Tactical ETF	1,214,084	577,538
Dent Tactical ETF	—	32,743
Madrona Domestic ETF	39,582	—
Madrona Global Bond ETF	441,742	—
Madrona International ETF	57,112	—
Meidell Tactical Advantage ETF	1,366	—
Peritus High Yield ETF	6,319,917	1,009,110
Trim Tabs Float Shrink ETF	2,501	—
WCM/BNY Mellon Focused Growth ADR ETF	52,639	24,332

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2012

7. Federal Income Tax - (continued)

Under current tax regulations, capital losses on securities transactions realized after October 31 (“Post-October Losses”) may be deferred and treated as occurring on the first business day of the following fiscal Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to defer taxable ordinary income losses incurred after December 31 and treat as occurring on the first business day of the following fiscal year. Post-October losses and ordinary income losses deferred to July 1, 2012 are as follows:

Fund	Ordinary	Short-Term Post-Effective	Long-Term Post-Effective
Accuvest Global Long Short ETF	$194,819	$556,545	$170,121
Accuvest Global Opportunities ETF	—	1,028,744	—
Active Bear ETF	2,880,389	4,862,699	—
Cambria Global Tactical ETF	—	4,579,851	—
Dent Tactical ETF	22,494	1,270,063	3,253
Madrona Domestic ETF	—	434,347	148
Madrona International ETF	—	756,413	—
Meidell Tactical Advantage ETF	—	258,312	—
Rocklege SectorSAM ETF	13,425	—	—
WCM/BNY Mellon Focused Growth ADR ETF	—	—	162,335

The following Funds have capital loss carryforwards available to offset future realized gains of:

Fund	Short-Term Post-Effective No Expiration	Long-Term Post-Effective No Expiration	Total
Accuvest Global Long Short ETF	$4,013,423	$261,538	$4,274,961
Cambria Global Tactical ETF	15,407,657	—	15,407,657
Dent Tactical ETF	104,238	—	104,238
Madrona Domestic ETF	567,238	—	567,238
Madrona International ETF	1,166,056	—	1,166,056
Meidell Tactical Advantage ETF	52,271	—	52,271
Peritus High Yield ETF	—	35,700	35,700

The Funds used capital loss carryforwads as follows to offset taxable capital gains realized during the year ended June 30, 2012:

Fund	Capital Loss Carryforwards Used
Active Bear ETF	$2,879,509

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carry forwards may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The carry forward capital losses noted above are all post-enactment capital loss carry forwards.

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2012

8. Investment Transactions

Purchases and sales of investments for the period ended June 30, 2012 are as follows:

Fund	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Accuvest Global Long Short ETF	$34,429,127	$32,583,092	$17,124,372	$9,625,628
Accuvest Global Opportunities	12,170,933	12,143,867	14,158,424	—
Active Bear ETF	1,295,489,426	1,038,886,101	—	—
Cambria Global Tactical ETF	597,212,955	596,542,386	9,027,617	88,279,051
Dent Tactical ETF	64,817,541	62,477,303	418,818	5,935,832
Global Echo ETF	5,602,414	7,238,036	15,061,776	9,495,955
Madrona Domestic ETF	7,115,585	5,564,251	14,746,328	2,954,808
Madrona Global Bond ETF	1,778,317	1,928,658	19,439,129	1,228,070
Madrona International ETF	13,100,100	13,120,093	16,181,964	1,612,328
Meidell Tactical Advantage ETF	23,205,196	25,615,396	7,692,921	4,502,945
Peritus High Yield ETF	111,455,933	51,378,604	—	7,626,190
Rockledge SectorSAM ETF	8,156,899	8,272,016	5,082,132	2,531,135
Trimtabs Float Shrink ETF	12,716,524	20,470,946	34,148,240	19,246,467
WCM/BNY Mellon Focused Growth ADR ETF	1,086,798	1,418,683	4,206,361	5,500,859

9. Risks Involved with Investing in the Funds

The Funds are subject to the principal risks described below, some or all of these risks may adversely affect the Funds’ NAV, trading price, yield, total return and ability to meet its investment objective. As with any investment, an investment in each Fund could result in a loss or the performance of each Fund could be inferior to that of other investments.

Fund of Funds Risk

Some of the Funds’ investment performance, because they are fund of funds, depends on the investment performance of the Underlying ETFs in which they invest. An investment in these Funds are subject to the risk associated with the Underlying ETFs that comprise their Underlying Index. The Funds will indirectly pay a proportional share of the asset-based fees, if any, of the Underlying ETFs in which they invest.

Liquidity Risk

In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. Trading in shares may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of the Fund will continue to be met or will remain unchanged.

Market Risk

Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security held in a short position may increase due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2012

9. Risks Involved with Investing in the Funds - (continued)

positive economic conditions or changes in interest or currency rates. Because the market value of ETF shares may differ from their net asset value, the shares may trade at a premium or discount. An investment in the Fund may lose money.

New Fund Risk

Some of the Funds are new funds. As new funds, there can be no assurance that the Funds will grow to or maintain an economically viable size, in which case the Funds may experience greater tracking error to their Underlying Index than it otherwise would be at higher asset levels or it could ultimately liquidate.

10. New Accounting Pronouncements

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). ASU 2011-11 requires disclosures to make financial statements that are prepared under GAAP more comparable to those prepared under International Financial Reporting Standards. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU 2011-11 on the financial statements and disclosures.

11. Liquidation

In July 2012, at the recommendation of the Advisor, the Trust’s Board of Trustees (the “Board”) approved the closing and subsequent liquidation of the Dent Tactical ETF (the “Fund”) pursuant to the terms of a Plan of Liquidation. Accordingly, the Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on or after August 15, 2012, (the “Liquidation Date”).

On or promptly after the Liquidate Date, the Fund will distribute a liquidating cash distribution equal to the net asset value of the shareholder’s Fund shares as of the close of the Liquidation Date. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of Fund shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2012

12. Subsequent Events

The Funds have adopted authoritative standards of accounting for disclosure of events that occur after the Statements of Asset and Liabilities date but before financial statements are issued or are available to be issued. These standards require the Fund to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of Statement.

13. Unaudited Tax Information

Qualified Dividend Income — Certain dividends paid by the Funds may be subject to a minimum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the period ended June 30, 2012, taxed at a maximum rate of 15% were:

Fund	Percentage
Cambria Global Tactical ETF	59.84%
Madrona Domestic ETF	100.00%
Madrona Global Bond ETF	10.56%
Madrona International ETF	74.72%
Trim Tabs Float Shrink ETF	61.87%
WCM/BNY Mellon Focused Growth ADR ETF	76.50%

Dividends Received Deduction — For corporate shareholders, the percentage of ordinary income distributions for the period ended June 30, 2012 that qualifies for the dividends received deduction were:

Fund	Percentage
Cambria Global Tactical ETF	53.99%
Madrona Domestic ETF	100.00%
Madrona Global Bond ETF	4.74%
Madrona International ETF	1.63%
Trim Tabs Float Shrink ETF	72.14%
WCM/BNY Mellon Focused Growth ADR ETF	8.40%

Qualified Interest Income — For NRA shareholders, the percentage of ordinary income distributions for the period ended June 30, 2012 that qualifies as qualified interest income were:

Fund	Percentage
Madrona Global Bond ETF	59.45%
Peritus High Yield ETF	92.13%

The following Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

Fund	Gross Foreign Income	Foreign Taxes Paid
Accuvest Global Opportunities ETF	$130,100	$11,934
Cambria Global Tactical ETF	31,625	3,720
Madrona International ETF	381,993	40,103
WCM/BNY Mellon Focused Growth ADR ETF	122,139	17,037

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
AdvisorShares Trust

We have audited the accompanying statements of assets and liabilities of Accuvest Global Long Short ETF (formerly known as Mars Hill Global Relative Value ETF), Accuvest Global Opportunities ETF, Active Bear ETF, Cambria Global Tactical ETF, Dent Tactical ETF, Global Echo ETF, Madrona Domestic ETF, Madrona Global Bond ETF, Madrona International ETF, Meidell Tactical Advantage ETF, Peritus High Yield ETF, Rockledge SectorSAM ETF, TrimTabs Float Shrink ETF and WCM/BNY Mellon Focused Growth ADR ETF, each a series of AdvisorShares Trust (the “Trust”), including the schedules of investments as of June 30, 2012, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Accuvest Global Long Short ETF (formerly known as Mars Hill Global Relative Value ETF), Accuvest Global Opportunities ETF, Active Bear ETF, Cambria Global Tactical ETF, Dent Tactical ETF, Global Echo ETF, Madrona Domestic ETF, Madrona Global Bond ETF, Madrona International ETF, Meidell Tactical Advantage ETF, Peritus High Yield ETF, Rockledge SectorSAM ETF, TrimTabs Float Shrink ETF and WCM/BNY Mellon Focused Growth ADR ETF, as of June 30, 2012, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 28, 2012

ADVISORSHARES TRUST
Board of Trustees and Officers (Unaudited)

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The name, age, address and principal occupations during the past five years for each Trustee and officer of the Trust is set forth below, along with the other public directorships held by the Trustees.

Name, Address and Date of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer	Other Directorships Held by Trustee
Interested Trustee
Noah Hamman* 2 Bethesda Metro Center, Suite 1330, Bethesda, MD 20814 (1968)	Trustee, No set term; served since 2009	CEO and Founder of AdvisorShares Investments, LLC – Investment Advisory Services (2006 – present); President and CEO of Arrow Investment Advisors, LLC (2006 – 2008); Vice-President – Business Development of Rydex Investments (2001 – 2006).	18	None
Independent Trustees
Elizabeth (“Betsy”) Piper/Bach 2 Bethesda Metro Center, Suite 1330, Bethesda, MD 20814 (1952)	Trustee, No set term; served since 2009	Vice President / COO of NADA Retirement Administrators, Inc. (2009 – present); President of Cardinal Trust and Investments; CIO for Wilson/Bennett Capital Management (2006); Senior Vice President and Chief Trust Officer at FBR National Trust Co., (2001 – 2006).	18	None
William G. McVay 2 Bethesda Metro Center, Suite 1330, Bethesda, MD 20814 (1954)	Trustee, No set term; served since 2011	Founder of RDK Strategies, LLC (2007 –present); Vice-President of Zephyr Associates, Inc. (2001 – 2006); Executive Vice-President of Financeware, Inc. (2000); First Vice-President of Legg Mason Wood Walker, Inc. (1989 – 2000).	18	None
Officers of AdvisorShares Trust
Noah Hamman 2 Bethesda Metro Center, Suite 1330, Bethesda, MD 20814 (1968)	Chief Executive Officer & President, No set term; served since 2009	Founder of AdvisorShares Investments, LLC (2006 – present); President and CEO of Arrow Investment Advisors, LLC (2006 – 2008); Vice-President – Business Development of Rydex Investments (2001 – 2006).	18	None
Dan Ahrens 4144 N. Central Expressway, Suite 600, Dallas, TX 75204 (1966)	Chief Compliance Officer, Secretary & Treasurer, No set term; served 2009	Executive Vice President of AdvisorShares Investments, LLC (2008 –present); President of Ahrens Advisors, LP (2005 – 2008); President of Mutuals Advisors, Inc. & Mutuals.com Funds (2003 – 2005).	18	None

Board Review of Investment Advisory and Sub-Advisory Agreements

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL

Renewal of the Advisory Agreement and Peritus High Yield ETF Sub-Advisory Agreement

At meetings of the Board of Trustees (the “Board”) of AdvisorShares Trust (the “Trust”) held on February 27, 2012 and May 21, 2012 (together, the “Meetings”), the Board, including those trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), unanimously approved (1) the renewal of the investment sub-advisory agreement between the Advisor and Peritus I Asset Management, LLC (“Peritus”) on behalf of the Peritus High Yield ETF and (2) the renewal of the investment advisory agreement between the Trust on behalf of following series: Dent Tactical ETF, WCM/BNY Mellon Focused Growth ADR ETF, Accuvest Global Long Short ETF (formerly, Mars Hill Global Relative Value ETF), Peritus High Yield ETF, Active Bear ETF, Cambria Global Tactical ETF, Madrona Domestic ETF, Madrona International ETF, Madrona Global Bond ETF, Meidell Tactical Advantage, Rockledge SectorSAM ETF, TrimTabs Float Shrink ETF, and Accuvest Global Opportunities ETF (each, a “Fund” and collectively, the “Funds”) and AdvisorShares Investments, LLC (the “Advisor”) (together with the investment sub-advisory agreement, the “Advisory Agreements”).

Pursuant to Section 15(c) of the 1940 Act, the Board must annually review and re-approve the existing Advisory Agreements after their initial two-year term: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreements for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Advisor and Peritus. The Board uses this information, as well as other information that the Advisor, Peritus and other service providers may submit to the Board, to help them decide whether to renew the Advisory Agreements for an additional year.

Prior to this year’s Meetings held on February 27, 2012 and May 21, 2012, the Board, including the Independent Trustees, reviewed written materials from the Advisor and Peritus regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Advisor and Peritus; (ii) the investment performance of each Fund; (iii) the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Funds; (iv) the costs of the services to be provided and profits and other benefits to be realized by Peritus and its affiliates from the relationship with the Peritus High Yield ETF; (v) the respective personnel and operations of Peritus; (vi) the extent to which economies of scale would be realized as each Fund grows; and (vii) whether fee levels reflect these economies of scale for the benefit of the Funds’ investors, as discussed in further detail below.

At the Meetings, representatives of the Advisor and Peritus, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Advisor’s and Peritus’ advisory fees and other aspects of the Advisory Agreements. The Advisor provided an overview of the Advisor’s operations and management of the Funds, including comparative fee data and profitability analysis for each Fund, and also discussed compliance oversight. Peritus discussed its management of the Peritus High Yield ETF in more detail, including the Fund’s strategy, its focus on the international market, the Fund’s positioning in the market, and its attractive and unique offering. Peritus also discussed the company’s overall business generally, including personnel, the company’s culture and the differences between exchange-traded funds and separate accounts. The Board then discussed the written materials that the Board received before the Meetings, the Advisor’s and Peritus’ oral presentations and any other information that the Board received at the Meetings, and deliberated on the renewal of the Advisory Agreements in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the

Advisor and Peritus and the renewal of the Advisory Agreements. The Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent and Quality of Services Provided by the Advisor and Peritus

In considering the nature, extent and quality of the services provided by the Advisor and Peritus, the Board reviewed the portfolio management services provided to the Funds. The Board also noted the extensive responsibilities that the Advisor has as investment adviser to the Funds, including the selection of the Funds’ sub-advisers and oversight of the sub-advisers’ compliance with Fund policies and objectives, oversight of general Fund compliance with federal laws, and the implementation of Board directives as they relate to the Funds. The most recent investment adviser registration forms (“Forms ADV”) for the Advisor and Peritus were also provided to the Board, as were the responses of the Advisor and Peritus to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Funds.

The Board also considered the Advisor’s overall high quality of the personnel, operations, financial condition, and investment advisory capabilities and information concerning Peritus’ compliance function, operational capabilities and portfolio management team. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by the Advisor and Peritus.

Investment Performance of the Funds

The Board was provided with information regarding each Fund’s performance since the Advisory Agreements were last approved, as well as information regarding each Fund’s performance since its inception. At the meeting, representatives of the Advisor and Peritus provided information regarding, and led a discussion of, factors impacting the performance of the Funds, outlining current market conditions and explaining the Advisor’s expectations and strategies for the future. Based on this information, the Board concluded that it was satisfied with the investment results that the Advisor and Peritus had been able to achieve for the Funds.

Costs of Advisory Services, Profitability and Economies of Scale

In concluding that the advisory fee payable by each Fund was reasonable, the Board reviewed a report of the advisory fee paid by each Fund to the Advisor, the sub-advisory fee paid by the Advisor to Peritus, and the fees and expenses waived and/or reimbursed by the Advisor and Peritus over the period, as well as the costs and other expenses incurred by the Advisor and Peritus in providing advisory services. The Board also reviewed reports comparing the expense ratio and advisory fee paid by each Fund to those paid by other comparable funds and noted each Fund’s advisory fee was consistent with the range of advisory fees paid by other peer funds. The Board concluded for each Fund that the advisory fee appeared reasonable in light of the services rendered and was the result of arm’s length negotiations. In addition, the Board considered for each Fund whether economies of scale were realized during the current contract period, but concluded that such economies of scale had not yet been achieved.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (i) concluded that terms of the Advisory Agreements are fair and reasonable; (ii) concluded that the Advisor’s fees are reasonable in light of the services that its provides to the Funds (iii) concluded that Peritus’ fees are reasonable in light of the services that it provides to the Peritus High Yield ETF; and (iv) agreed to renew the Advisory Agreements for another year.

Initial Approval of the Advisory and Sub-Advisory Agreements for Accuvest Global Long Short ETF and Global Echo ETF

At meetings of the Board held on August 30, 2011 and November 16, 2011 (together, the “Initial Approval Meetings”), the Board considered the approval of the investment advisory agreement between the Trust and the Advisor (the “Advisory Agreement”), for an initial term of two years, on behalf of the Global Echo ETF. The Board also considered the approval of separate sub-advisory agreements (together, the “Sub-Advisory Agreements,” and collectively, with the Advisory Agreement, the “New Agreements”) between (1) the Advisor and Accuvest Global Advisors, a California corporation, on behalf of the Accuvest Global Long Short ETF (formerly, Mars Hill Global Relative Value ETF), and (2) the Advisor and Baldwin Brothers Inc., a Delaware corporation, Community Capital Management Inc., a Delaware corporation, First Affirmative Financial Network LLC, a Colorado limited liability company, and Reynders, McVeigh Capital Management, LLC, a Massachusetts limited liability company, on behalf of the Global Echo ETF (each, a “Sub-Advisor,” collectively, the “Sub-Advisors” and, together with the Advisor, the “Advisors”) pursuant to which the Sub-Advisors perform portfolio management and related services for the Accuvest Global Long Short ETF and the Global Echo ETF. In addition, on March 29, 2012, the Sub-Advisory Agreement between the Advisor and Accuvest Global Advisors was approved by a majority of shareholders of the Accuvest Global Long Short Fund.

Pursuant to Section 15(c) of the 1940 Act, the Board considered the approval of the New Agreements for initial two-year terms. Each New Agreement, after the initial two-year term, must be approved annually: (i) by the vote of the Board or by a vote of the shareholders of each Fund; and (ii) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. After the initial two-year term, the Board will call and hold a meeting each year to decide whether to renew each New Agreement for an additional one-year term.

In connection with its consideration of the New Agreements, the Board, including the Independent Trustees, was presented with, and requested, received and evaluated, materials about the New Agreements and the services proposed to be provided thereunder, including information about the investment advisory fee rates and related matters from the Advisors. In that regard, the Board reviewed presentations it received from each Sub-Advisor, which included information with respect to staffing, management, organizational structure and investment philosophy and processes at each firm. For the Global Echo ETF, the Board also reviewed information comparing the proposed investment advisory fee rates and expense ratios with a group of comparable funds as selected by the Advisor. The Board also received various other materials which it considered relevant to its consideration and approval of the proposed New Agreements.

At the conclusion of its review of the materials discussed above and the discussions among the Trustees leading up to and during the Initial Approval Meetings, the Board, on behalf of the Trust and the Accuvest Global Long Short ETF and Global Echo ETF, agreed that it had been furnished with sufficient information to make an informed business decision with respect to approval of each of the proposed New Agreements.

In considering each of the proposed New Agreements, the Board considered factors bearing on the nature, extent and quality of the services proposed to be provided to the Accuvest Global Long Short ETF and Global Echo ETF, and the costs of those services, with a view toward making a business judgment as to whether each of the proposed New Agreements is, under the circumstances, in the best interests of the Accuvest Global Long Short ETF and Global Echo ETF and their respective shareholders. Among the factors that the Board considered and conclusions that the Trustees, in their business judgment, reached included, principally the following: (i) their favorable evaluation of the nature, extent and quality of the investment management services proposed to be provided by the Advisors to the Accuvest Global Long Short ETF and the Global Echo ETF; (ii) their satisfaction that the investment advisory fee rates proposed for the Accuvest Global Long Short ETF and the Global Echo ETF are consistent with applicable standards and are reasonable and fair; and (iii) their assessment that the Advisors’ projected profitability in connection with providing investment management services to the Accuvest Global Long Short ETF and the Global Echo ETF would not be excessive.

In its deliberations, the Board did not identify any single factor that was paramount or controlling and individual trustees may have attributed different weights to various factors. Certain factors considered by the Board at the Initial Approval Meetings are addressed in more detail below.

Nature, quality, and extent of services to be provided by the Advisor and Sub-Advisors

In considering the nature, extent and quality of the services proposed to be provided by the Advisors, the Board reviewed the services to be provided by each firm and the qualifications and backgrounds of the portfolio managers responsible for managing the Accuvest Global Long Short ETF and Global Echo ETF. The Board also discussed information set forth in each firm’s Form ADV (Parts 1A and 2A), which provides information about each firm, its management, and its business activities and affiliations. For the Sub-Advisors to the Global Echo ETF, the Board observed that the Chief Compliance Officer of the Trust reviewed each firm’s compliance program and determined that they were reasonably designed to prevent violation of the federal securities laws by the Global Echo ETF. For the Accuvest Long Short Fund, the Board considered the fact that Accuvest Global Advisors also serves as the sub-adviser for Accuvest Global Opportunities ETF, a separate series of the Trust, and the professional experience and qualifications of Accuvest Global Advisors’ senior management and key professional personnel, including those individuals responsible for portfolio management. The Board also considered Accuvest Global Advisors’ operational capabilities and resources, and its depth and breadth of experience in managing investment portfolios. Based on its review, the Board determined that the Advisor, the Sub-Advisors and their respective personnel were well-qualified to provide all required services to the Accuvest Global Long Short ETF and Global Echo ETF and to provide services that are of high quality, and that each firm has appropriate resources to provide such services.

Performance of the Accuvest Global Long Short ETF and Global Echo ETF

In connection with the assessment of the ability of Accuvest Global Advisors to perform its duties under the Sub-Advisory Agreement, the Board considered the sufficiency of its resources. The Board concluded that Accuvest Global Advisors had the financial resources necessary to perform its obligations under the Sub-Advisory Agreement. With respect to the Global Echo ETF, the Board noted that although consideration of a fund’s investment performance is usually reviewed in connection with evaluating the nature, extent and quality of services provided under advisory agreements, no conclusion about this factor was made since the Global Echo ETF is newly formed.

Cost of services to be provided and profits to be realized by the Advisor, Sub-Advisors and their affiliates under the New Agreements, and comparative fees

The Board considered the cost of the services to be provided by the Advisors, and reviewed the investment advisory fees to be paid pursuant to the New Agreements. In addition, the Board discussed the fee arrangements between the Advisor and each Sub-Advisor. The Board also reviewed information provided by AdvisorShares regarding advisory fees of comparable funds in peer groups, and evaluated the proposed advisory fee arrangements in light of this information and the factors that judicial decisions have specified as pertinent generally. The Board also considered the Advisor’s contractual agreement to waive a portion of its advisory fee in an effort to control the New Funds’ expense ratios. Based on the foregoing considerations, the Board determined that it was satisfied that the investment advisory fee rate proposed for each New Fund was consistent with applicable standards and was reasonable and fair.

Economies of scale

The Board considered whether economies of scale would be realized by the Accuvest Global Long Short ETF at higher asset levels. The Board also assessed whether certain costs would increase if asset levels rise. The Board concluded that under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized if the Accuvest Global Long Short ETF were to experience significant growth. The Board, however, noted that the fees paid under the new Sub-Advisory Agreement, like the previous sub-advisory agreement, are paid by the Advisor. For the Global Echo ETF, the Board concluded that economies of scale would not likely be realized during the Sub-Advisors’ initial term and determined that it would reconsider this factor at an appropriate time in the future. In the event there were to be significant asset growth in either the Accuvest Global Long Short ETF or the Global Echo ETF, the Board determined to reassess whether the investment sub-advisory fees paid to the Sub-Advisors appropriately took into account any economies of scale that had been realized as a result of that growth.

Conclusion

Based on the Board’s deliberations and its evaluation of the information described above, the Board including the Independent Trustees, unanimously: (i) concluded that the terms of the New Agreements are fair and reasonable; (ii) concluded that Accuvest Global Advisors’ fee is fair and reasonable in light of the services that it will provide to the Accuvest Global Long Short ETF, (iii) concluded that the Advisor’s fee is fair and reasonable in light of the services that it will provide to the Global Echo ETF, (iv) concluded that the fees for Baldwin Brothers Inc., Community Capital Management Inc., First Affirmative Financial Network LLC, and Reynders, McVeigh Capital Management, LLC are each fair and reasonable in light of the services that each Sub-Advisor will provide to the Global Echo ETF, and (v) agreed to approve the New Agreements for initial terms of two years.

SUPPLEMENTAL INFORMATION

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file their complete schedule of portfolio holdings with the SEC for their first and third quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfosec.gov.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

Premium/Discount Information

Information about the differences between the daily market price on the secondary market for the shares of a Fund and the Fund’s net asset value may be found on the Fund’s website at http://www.advisorshares.com.

ADVISORSHARES TRUST

Investment Advisor
AdvisorShares Investments, LLC
2 Bethesda Metro Center, Suite 1330
Bethesda, Maryland 20814

Sub-Adviser
WCM Investment Management
281 Brooks Street
Laguna Beach, California 92651

Madrona Funds, LLC
2911 Bond Street, Suite 105
Everett, Washington 98201

Accuvest Global Advisors
3100 Oak Road, Suite 380
Walnut Creek, CA 94597

Cambria Investment Management, Inc.
2321 Rosecrans Avenue, Suite 4210
El Segundo, California 90245

Ranger Alternative Management, L.P.
300 Crescent Court, Suite 1100
Dallas, Texas 75201

Peritus I Asset Management, LLC
26 West Anapamu, 3rd Floor
Santa Barbara, California 93103

American Wealth Management
570 Hammill Lane
Reno, Nevada 89511

TrimTabs Asset Management, LLC
2018 Stony Oak Court
Santa Rosa, CA 95403

Community Capital Management, Inc.
2500 Weston Road, Suite 101
Weston, FL 33331

First Affirmative Financial Network, LLC
5475 Mark Dabling Boulevard, Suite 108
Colorado Springs, Colorado 80918

Reynders, McVeigh Capital Management, LLC
121 High Street, 5th Floor
Boston, MA 02110

Baldwin Brothers, Inc.
204 Spring Street
Marion, MA 02738

Rockledge Advisors, LLC
460 Classon Avenue
Brooklyn, NY 11238

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Custodian/Fund Administrator/Transfer Agent
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Ave, N.W.
Washington, D.C. 20004

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street
Philadelphia, PA 19103

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of management and other information.

Item 2. Code of Ethics.

a). The Registrant has adopted a code of ethics that applies to the Registrant’s Chief Executive Officer, Treasurer or persons performing similar functions.

b). There have not been any changes to the Code of Ethics.

c). Not Applicable

d). During the period, Registrant granted no waivers from the provisions of its code of ethics that applies to the Registrant's Chief Executive Officer, Treasurer or persons performing similar functions.

e). Not Applicable

f). Attached

Item 3. Audit Committee Financial Expert.

a). The Registrant’s Board of Trustees has one audit committee financial expert serving on its audit committee, an “independent” Trustee, Elizabeth Piper/Bach. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

a). Audit Fees: the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit are as follows:

2012: $182,200

2011: $86,000

b). Audit-Related Fees: the aggregate fees billed in each of the previous last two fiscal years for assurance and related services by the principal accountant that are principally related to the Registrant’s tax return reviews and are not reported under paragraph (a) of this item are as follows:

2012: N/A

2011: N/A

c). Tax Fees, the aggregate fees billed in each of the previous last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are as follows:

2012: $36,400

2011: $17,000

d). All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item are as follows:

2012: N/A

2011: N/A

e)  Audit Committee Pre-Approval Policies and Procedures.

(i) Per Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit, Audit-Related, Tax and Other Fees of the Registrant.

(ii) 100% of services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.

(f) No response required.

(g) The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Funds, the Advisor or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant (except for any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) that directly impacted the Funds for the period ended June 30, 2011 were as follows:

2012: N/A

2011: N/A

(h) Not Applicable

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a designated Audit Committee in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934 (the “Exchange Act”) and the member of such committee is Elizabeth Piper/Bach and William G. McVay.

(b) Not applicable.

Item 6. Schedule of Investments.

(a) Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company & Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Chief Executive Officer and Treasurer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing date of this report and have concluded that these controls and procedures are effective.

(b)	There were no significant changes in the Registrant's internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached

(b) Separate certifications for each Chief Executive Officer and Treasurer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17CFR 270.30a-(a)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AdvisorShares Trust

By: /s/ Noah Hamman

Noah Hamman, Chief Executive Officer

Date: September 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Registrant: AdvisorShares Trust

By: /s/ Noah Hamman

Noah Hamman, Chief Executive Officer

Date: September 6, 2012

By: /s/ Dan Ahrens

Dan Ahrens, Treasurer

Date: September 6, 2012